[GRAPHIC OMMITTED]

                                      THE
                                    HARTFORD

                          INVESTOR FINANCIAL SUPPLEMENT
                               SEPTEMBER 30, 2003

                                     - OFC -

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.



Address:
690 Asylum Avenue
Hartford, CT  06115

Internet address:
http://www.thehartford.com

Contacts:
Hans Miller
Senior Vice President
Planning, Development and Investor Relations
Phone (860) 547-2751

Mike Lesperance
Assistant Vice President
Investor Relations
Phone (860) 547-6781

Marcia Dietrich
Executive Assistant
Investor Relations
Phone (860) 547-2537



-------------------------------------------------------------------------------------------------
As of November 3, 2003
                                            A.M. BEST     FITCH     STANDARD & POOR'S   MOODY'S
INSURANCE FINANCIAL STRENGTH RATINGS:
Hartford Fire                                   A+         AA              AA-            Aa3
Hartford Life Insurance Company                 A+         AA              AA-            Aa3
Hartford Life & Accident                        A+         AA              AA-            Aa3
Hartford Life & Annuity                         A+         AA              AA-            Aa3
OTHER RATINGS:
The Hartford Financial Services Group, Inc.:
   Senior debt                                  a-          A              A-             A3
   Commercial paper                           AMB-2        F1              A-2            P-2
Hartford Life, Inc.:
   Senior debt                                  a-          A              A-             A3
   Commercial paper                            --          F1              A-2            P-2

-------------------------------------------------------------------------------------------------

TRANSFER AGENT
The Bank of New York
Shareholder Relations Department - 12W
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 524-4458


COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol "HIG".

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

                                     - IFC -

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          INVESTOR FINANCIAL SUPPLEMENT
                                TABLE OF CONTENTS

                 Basis of Presentation ......................................................................... i

CONSOLIDATED     Consolidated Financial Results ................................................................ C-1
                 Operating Results by Segment .................................................................. C-2
                 Consolidating Statements of Operations
                   Third Quarter Ended September 30, 2003 and 2002 ............................................. C-3
                   Nine Months Ended September 30, 2003 and 2002 ............................................... C-4
                 Consolidating Balance Sheets
                   As of September 30, 2003 and December 31, 2002 .............................................. C-5
                 Capital Structure ............................................................................. C-6
                 Accumulated Other Comprehensive Income ........................................................ C-7
                 Computation of Basic and Diluted Earnings (Loss) Per Share .................................... C-8


LIFE             Financial Highlights .......................................................................... L-1
                 Operating Results ............................................................................. L-2
                 Total Assets Under Management/Japan Data ...................................................... L-3
                 Consolidated Balance Sheets ................................................................... L-4
                 Deferred Policy Acquisition Costs and Present Value of Future Profits ......................... L-5
                 Reinsurance Recoverable Analysis
                   As of June 30, 2003 ......................................................................... L-6
                 Statutory Surplus to GAAP Stockholders' Equity Reconciliation ................................. L-7
                 Investment Products
                   Income Statements
                     Individual Annuity ........................................................................ L-8
                     Other ..................................................................................... L-9
                   Supplemental Data
                     Sales/Other Deposits ...................................................................... L-10
                     Assets Under Management ................................................................... L-11
                     Individual Annuity - Account Value Rollforward ............................................ L-12
                     Other - Account Value and Asset Rollforward ............................................... L-13
                     Guaranteed Minimum Death Benefits ......................................................... L-14
                 Individual Life
                   Income Statements ........................................................................... L-15
                   Supplemental Data ........................................................................... L-16
                   Account Value Rollforward ................................................................... L-17
                 Group Benefits
                   Income Statements ........................................................................... L-18
                   Supplemental Data ........................................................................... L-19


PROPERTY &       Financial Highlights .......................................................................... PC-1
CASUALTY         Operating Results ............................................................................. PC-2
                 North American Consolidating Underwriting Results
                   Third Quarter Ended September 30, 2003 ...................................................... PC-3
                   Nine Months Ended September 30, 2003 ........................................................ PC-4
                 Business Insurance Underwriting Results ....................................................... PC-5
                 Business Insurance Written and Earned Premiums ................................................ PC-6
                 Personal Lines Underwriting Results ........................................................... PC-7
                 Personal Lines Written and Earned Premiums .................................................... PC-8
                 Specialty Commercial Underwriting Results ..................................................... PC-9
                 Specialty Commercial Written and Earned Premiums .............................................. PC-10
                 Reinsurance Underwriting Results .............................................................. PC-11
                 Reinsurance Written and Earned Premiums ....................................................... PC-12
                 Statistical Premium Information (Year over Year) .............................................. PC-13
                 Statutory Surplus to GAAP Stockholders' Equity Reconciliation ................................. PC-14
                 Other Operations Operating Results ............................................................ PC-15
                 Other Operations Claims and Claim Adjustment Expenses ......................................... PC-16
                 Summary of Gross Asbestos Reserves ............................................................ PC-17
                 Paid and Incurred Loss and Loss Adjustment Expense Development - A&E .......................... PC-18
                 Unpaid Claims and Claim Adjustment Expense Reserve Rollforward
                   Third Quarter Ended September 30, 2003 ...................................................... PC-19
                   Nine Months Ended September 30, 2003 ........................................................ PC-20
                 Reinsurance Recoverable Analysis .............................................................. PC-21
                 Consolidated Income Statements ................................................................ PC-22
                 Consolidated Balance Sheets ................................................................... PC-23

INVESTMENTS      General Account - Investment Earnings Before-tax
                   Consolidated ................................................................................ I-1
                   Life ........................................................................................ I-2
                   Property & Casualty ......................................................................... I-3
                   Corporate ................................................................................... I-4
                 Composition of Invested Assets
                   Consolidated - General and Guaranteed Separate Account ...................................... I-5
                   Life - General and Guaranteed Separate Account .............................................. I-6
                   Property & Casualty - General Account ....................................................... I-7
                 Unrealized Loss Aging
                   Consolidated - General and Guaranteed Separate Account ...................................... I-8
                   Life - General and Guaranteed Separate Account .............................................. I-9
                   Property & Casualty - General Account ....................................................... I-10
                 General and Guaranteed Separate Account - Invested Asset Exposures
                   As of September 30, 2003 .................................................................... I-11

                             INDEX OF SELECTED ITEMS

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION
----------------------------
o    All amounts are in millions, except for per share and ratio information.

o Operating income is a non-GAAP measure representing net income, before the after-tax effect of net realized capital gains and losses. The Company believes that operating income provides investors with a valuable measure of the performance of the Company's ongoing businesses because it excludes the effect of realized capital gains and losses, which tend to be highly variable. Net income is the most directly comparable GAAP measure.

o The Company has included the non-GAAP measure operating income, before the impact of the 2003 asbestos reserve addition in these materials. The Company has provided this measure to enhance investor understanding of the financial performance of the Company's operating businesses by eliminating the effect of the 2003 asbestos reserve addition which relates solely to legacy businesses. Net income is the most directly comparable GAAP measure.

o Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford's current business. These measures include sales, account value, insurance in-force and written premiums. Written premiums is a non-GAAP measure and represents the amount of premiums charged for policies issued in a fiscal period. Management believes that this performance measure is useful to investors as it reflects current trends in the Company's sale of property and casualty insurance products. Earned premiums is the most directly comparable GAAP measure.

o The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the group benefits segment's performance. The loss ratio is the ratio of total benefits and claims excluding buyouts to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of other insurance expenses (including amortization of deferred acquisition costs and present value of future profits) to total premiums and other considerations excluding buyout premiums. The combined ratio is the sum of the loss ratio and the expense ratio.

o The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims expense (exclusive of claim adjustment expenses) to earned premiums. The loss adjustment expense ratio represents the ratio of claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses, excluding bad debts expense) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss ratio, the loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting loss. The "catastrophe ratio" (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

o    Premium  renewal  retention  is defined as renewal  premium  written in the
     current  period  divided  by  new  and  renewal   premium  written  in  the
     immediately preceding period.

o    Trust  preferred   securities   represent  company  obligated   mandatorily
     redeemable preferred securities of subsidiary trusts holding solely junior subordinated debentures.

o    Accumulated other comprehensive income ("AOCI") represents  unrealized gain
     (loss) on securities, net of tax; net gain (loss) on cash-flow hedging instruments, net of tax; foreign currency translation adjustments, net of tax; and minimum pension liability adjustment, net of tax.

o Assets under management is an internal performance measure used by the Company because a significant portion of the Company's revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

o Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses)) by average invested assets at cost (fixed maturities at amortized cost).

o Book value (including AOCI) is calculated by dividing equity including AOCI, net of tax, by common shares outstanding. Book value (excluding AOCI) is calculated by dividing equity excluding AOCI, net of tax, by common shares outstanding.

o Life is organized into four reportable operating segments: Investment Products, Individual Life, Group Benefits and Corporate Owned Life Insurance ("COLI"). Life also includes, in an Other category, its international operations, which are located primarily in Japan and Brazil; realized capital gains and losses; corporate items not directly allocated to any of its reportable operating segments, principally interest expense; and intersegment eliminations.

o Property and Casualty includes North American and Other Operations. North American includes the combined underwriting results of the Business Insurance, Personal Lines, Specialty Commercial and Reinsurance segments. Other Operations includes the combined underwriting results of certain property and casualty insurance operations that have discontinued writing new business and the Company's asbestos and environmental exposures. Property & Casualty includes the combined underwriting results of North
     American and Other Operations along with income and expense items not directly allocated to the Company's property and casualty segments, such as net investment income, net realized capital gains and losses, other expenses (including interest) and income taxes.

o Corporate includes the capital raising and purchase accounting adjustment activities related to the June 27, 2000 acquisition of all of the outstanding shares of Hartford Life, Inc. ("HLI") that the Company did not already own, as well as capital that has not been allocated to the Company's insurance subsidiaries.

o Net realized capital gains and losses are not allocated to the segment level within Life and Property & Casualty.

o Certain reclassifications have been made to the prior periods to conform to the September 30, 2003 presentation.

o NM - Not meaningful, increases or decreases greater than 200%, or changes from a net gain to a net loss position, or vice versa.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   CONSOLIDATED FINANCIAL RESULTS



                                                                              3Q        4Q        1Q         2Q        3Q
HIGHLIGHTS                                                                   2002      2002      2003       2003      2003
                                                                           --------- ---------  --------  --------- ---------
  Net income (loss) [1]                                                    $    265  $    258   $ (1,395) $    507  $    343
  Operating income (loss) [1]                                              $    365  $    301   $ (1,361) $    340  $    335
  Impact of 2003 asbestos reserve addition                                 $      -  $      -   $ (1,701) $      -  $      -
  Operating income before impact of 2003 asbestos reserve addition         $    365  $    301   $    340  $    340  $    335
  Total revenues                                                           $  4,085  $  4,280   $  4,331  $  4,682  $  4,947
  Total assets                                                             $175,824  $181,975   $188,657  $207,801  $211,365
  Total assets under management [2]                                        $191,055  $198,608   $205,223  $227,437  $232,115

-----------------------------------------------------------------------------------------------------------------------------

PER SHARE AND SHARES DATA
  Basic earnings (loss) per share [1]
    Net income (loss)                                                        $ 1.06    $ 1.01   $ (5.46)    $ 1.89    $ 1.21
    Operating income (loss)                                                  $ 1.47    $ 1.18   $ (5.33)    $ 1.26    $ 1.19
    Operating income before impact of 2003 asbestos reserve addition         $ 1.47    $ 1.18    $ 1.33     $ 1.26    $ 1.19
  Diluted earnings (loss) per share [1] [3]
    Net income (loss)                                                        $ 1.06    $ 1.01   $ (5.46)    $ 1.88    $ 1.20
    Operating income (loss)                                                  $ 1.46    $ 1.17   $ (5.33)    $ 1.26    $ 1.18
    Operating income before impact of 2003 asbestos reserve addition [4]     $ 1.46    $ 1.17   $  1.33     $ 1.26    $ 1.18
  Weighted average common shares outstanding (basic)                          248.9     255.2     255.4      268.8     282.5
  Weighted average common shares outstanding
       and dilutive potential common shares (diluted) [3]                     250.5     256.3     255.4      270.2     284.8
  Common shares outstanding                                                   255.0     255.2     255.4      282.2     282.7
  Book value (including AOCI)                                               $ 42.91   $ 42.06   $ 36.97    $ 40.75   $ 40.13
  Book value (excluding AOCI)                                               $ 36.99   $ 37.77   $ 32.05    $ 34.34   $ 35.33

-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
  ROE (net income (loss) last 12 months to equity including AOCI) [5]          9.0%     10.1%     (7.4%)     (3.5%)    (2.6%)
  ROE (operating income (loss) last 12 months to equity excluding AOCI) [5]   13.9%     13.8%     (4.8%)     (3.8%)    (4.0%)
  ROE before impact of 2003 asbestos reserve addition (operating income before impact of 2003 asbestos reserve addition last 12
    months to equity excluding AOCI) [5] [6]                                  13.9%     13.8%     13.9%      14.5%     13.6%
  Debt to capitalization incl. AOCI                                           29.9%     29.0%     31.7%      30.9%     31.2%
  Investment yield, after-tax                                                  4.1%      4.3%      4.2%       4.0%      3.9%
  North American Property & Casualty GAAP combined ratio                       98.7     100.0      97.7       99.7      99.2

-----------------------------------------------------------------------------------------------------------------------------

                                                                           YEAR OVER                       NINE MONTHS ENDED
                                                                              YEAR    SEQUENTIAL              SEPTEMBER 30,
                                                                             QUARTER   QUARTER        -----------------------------
HIGHLIGHTS                                                                   CHANGE    CHANGE          2002     2003      CHANGE
                                                                             -------   --------       -------- --------  ----------
  Net income (loss) [1]                                                         29%     (32%)          $   742  $  (545)      NM
  Operating income (loss) [1]                                                   (8%)     (1%)          $   949  $  (686)      NM
  Impact of 2003 asbestos reserve addition                                       -        -            $    -   $(1,701)       -
  Operating income before impact of 2003 asbestos reserve addition              (8%)     (1%)          $   949  $ 1,015        7%
  Total revenues                                                                21%       6%           $12,137  $13,960       15%
  Total assets                                                                  20%       2%
  Total assets under management [2]                                             21%       2%

-------------------------------------------------------------------------------------------------------------------------------

PER SHARE AND SHARES DATA
  Basic earnings (loss) per share [1]
    Net income (loss)                                                           14%      (36%)         $ 3.00   $ (2.03)      NM
    Operating income (loss)                                                    (19%)      (6%)         $ 3.84   $ (2.55)      NM
    Operating income before impact of 2003 asbestos reserve addition           (19%)      (6%)         $ 3.84   $ 3.77        (2%)
  Diluted earnings (loss) per share [1] [3]
    Net income (loss)                                                           13%      (36%)         $ 2.96   $ (2.03)      NM
    Operating income (loss)                                                    (19%)      (6%)         $ 3.79   $ (2.55)      NM
    Operating income before impact of 2003 asbestos reserve addition [4]       (19%)      (6%)         $ 3.79   $  3.75       (1%)
  Weighted average common shares outstanding (basic)                           33.6 sh   13.7 sh        247.4     268.9     21.5 sh
  Weighted average common shares outstanding
       and dilutive potential common shares (diluted) [3]                      34.3 sh   14.6 sh        250.3     268.9     18.6 sh
  Common shares outstanding                                                    27.7 sh    0.5 sh        255.0     282.7     27.7 sh
  Book value (including AOCI)                                                   (6%)      (2%)
  Book value (excluding AOCI)                                                   (4%)       3%

-------------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
  ROE (net income (loss) last 12 months to equity including AOCI) [5]         (11.6)       0.9
  ROE (operating income (loss) last 12 months to equity excluding AOCI) [5]   (17.9)      (0.2)
  ROE before impact of 2003 asbestos reserve addition (operating income before impact of 2003 asbestos reserve addition last 12
    months to equity excluding AOCI) [5] [6]                                   (0.3)      (0.9)
  Debt to capitalization incl. AOCI                                             1.3        0.3
  Investment yield, after-tax                                                  (0.2)      (0.1)           4.2%     4.1%     (0.1)
  North American Property & Casualty GAAP combined ratio                       (0.5)       0.5           99.8     98.9       0.9

-------------------------------------------------------------------------------------------------------------------------------

[1] The quarter and nine months ended September 30, 2003 include $40 of after-tax expense related to the settlement of the Bancorp Services, LLC litigation dispute. The quarter ended June 30, 2003 and the nine months ended September 30, 2003 include $30 and the quarter and nine months ended September 30, 2002 include $76 of tax benefit in Life primarily related to the favorable treatment of certain tax items arising during the 1996-2002 tax years. The quarter ended June 30, 2003 and the nine months ended September 30, 2003 include $27, after-tax, of severance charges in Property & Casualty. The nine months ended September 30, 2002 includes $11 of after-tax expense in Life related to the Bancorp Services, LLC litigation dispute and the $8 after-tax benefit in Life's September 11 Terrorist Attack exposure.
[2] Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).
[3] As a result of the antidilutive impact from the net loss in the quarter ended March 31, 2003 and the nine months ended September 30, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of the quarter ended March 31, 2003 and the nine months ended September 30, 2003 diluted earnings per share. In the absence of the net loss, 256.1 and 270.4 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the quarter ended March 31, 2003 and the nine months ended September 30, 2003, respectively.
[4] Calculated using weighted average common shares outstanding and dilutive potential common shares of 256.1 and 270.4 for the quarter ended March 31, 2003 and the nine months ended September 30, 2003, respectively.
[5] The quarter ended September 30, 2002 excludes the $440 loss related to September 11, 2001.
[6] The quarters ended June 30, 2003 and September 30, 2003 exclude the earnings impact of the 2003 asbestos reserve addition. The quarter ended March 31, 2003 excludes the earnings and equity impacts of the 2003 asbestos reserve addition.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                    OPERATING RESULTS BY SEGMENT



                                                                        3Q       4Q        1Q        2Q      3Q
                                                                       2002     2002      2003      2003    2003
                                                                      -------  --------  --------  ------  -------
LIFE
    Individual Annuity                                                 $ 76      $ 78      $ 71     $ 93     $ 98
    Other Investment Products                                            24        19        27       27       31
    -------------------------------------------------------------------------------------------------------------
    Total Investment Products                                           100        97        98      120      129
    Individual Life                                                      33        34        32       34       36
    Group Benefits                                                       34        36        34       35       38
    Corporate Owned Life Insurance                                       10        12        10        9       10
    Other                                                               (21)      (12)      (17)     (17)     (11)
    -------------------------------------------------------------------------------------------------------------
      Life, before Bancorp litigation and tax related items             156       167       157      181      202
      Bancorp litigation                                                  -         -         -        -      (40)
      Tax related items                                                  76         -         -       30        -
    -------------------------------------------------------------------------------------------------------------
     TOTAL LIFE                                                         232       167       157      211      162
    =============================================================================================================

PROPERTY & CASUALTY
    North American Underwriting Results
       Business Insurance                                                21        27       (12)      42       20
       Personal Lines                                                   (13)        2        52        3       37
       Specialty Commercial                                               3       (24)        -       (4)     (50)
       Reinsurance                                                       (4)      (42)      (19)     (76)     (10)
    -------------------------------------------------------------------------------------------------------------
    Total North American underwriting results                             7       (37)       21      (35)      (3)
    Other Operations underwriting results                               (42)      (35)      (29)     (12)     (12)
    -------------------------------------------------------------------------------------------------------------
    Total Property & Casualty underwriting results                      (35)      (72)       (8)     (47)     (15)
Net investment income                                                   262       288       285      291      302
Net servicing and other income                                            4         8         3        3        9
Other expenses                                                          (68)      (56)      (40)     (38)     (42)
Income tax expense                                                      (24)      (26)      (49)     (40)     (61)
-----------------------------------------------------------------------------------------------------------------
Property & Casualty, before 2003 asbestos reserve addition
    and severance charges                                               139       142       191      169      193
2003 asbestos reserve addition                                            -         -    (1,701)       -        -
Severance charges                                                         -         -         -      (27)       -
-----------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY                                               139       142    (1,510)     142      193
=================================================================================================================
CORPORATE                                                                (6)       (8)       (8)     (13)     (20)
=================================================================================================================

Operating income, before 2003 asbestos reserve addition,
    Bancorp litigation, tax related items and severance charges         289       301       340      337      375
-----------------------------------------------------------------------------------------------------------------
2003 asbestos reserve addition                                            -         -    (1,701)       -        -
Bancorp litigation                                                        -         -         -        -      (40)
Tax related items                                                        76         -         -       30        -
Severance charges                                                         -         -         -      (27)       -
-----------------------------------------------------------------------------------------------------------------

Operating income (loss)                                                 365       301    (1,361)     340      335

    Net realized capital gains (losses), after-tax                     (100)      (43)      (34)     167        8
-----------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                     $ 265     $ 258   $(1,395)   $ 507    $ 343
=================================================================================================================

PER SHARE DATA
    Diluted earnings (loss) per share
      Operating income, before 2003 asbestos reserve addition,
         Bancorp litigation, tax related items and severance charges $ 1.15    $ 1.17    $ 1.33   $ 1.25   $ 1.32
      Net income (loss)                                              $ 1.06    $ 1.01    $(5.46)  $ 1.88   $ 1.20
=================================================================================================================



                                                                    YEAR OVER                     NINE MONTHS ENDED
                                                                      YEAR    SEQUENTIAL             SEPTEMBER 30,
                                                                    QUARTER    QUARTER      ---------------------------
                                                                     CHANGE    CHANGE        2002     2003     CHANGE
                                                                    ---------  --------     -------- --------  --------
LIFE
    Individual Annuity                                                   29%        5%        $ 255    $ 262        3%
    Other Investment Products                                            29%       15%           80       85        6%
    -------------------------------------------------------------------------------------------------------------------
    Total Investment Products                                            29%        8%          335      347        4%
    Individual Life                                                       9%        6%           99      102        3%
    Group Benefits                                                       12%        9%           92      107       16%
    Corporate Owned Life Insurance                                         -       11%           31       29       (6%)
    Other                                                                48%       35%          (36)     (45)     (25%)
    -------------------------------------------------------------------------------------------------------------------
      Life, before Bancorp litigation and tax related items              29%       12%          521      540        4%
      Bancorp litigation                                                   -         -          (11)     (40)       NM
      Tax related items                                                (100%)    (100%)          76       30      (61%)
    -------------------------------------------------------------------------------------------------------------------
     TOTAL LIFE                                                         (30%)     (23%)         586      530      (10%)
    ===================================================================================================================

PROPERTY & CASUALTY
    North American Underwriting Results
       Business Insurance                                                (5%)     (52%)          17       50      194%
       Personal Lines                                                     NM        NM          (48)      92        NM
       Specialty Commercial                                               NM        NM            1      (54)       NM
       Reinsurance                                                     (150%)      87%          (17)    (105)       NM
    -------------------------------------------------------------------------------------------------------------------
    Total North American underwriting results                             NM       91%          (47)     (17)      64%
    Other Operations underwriting results                                71%         -         (129)     (53)      59%
    -------------------------------------------------------------------------------------------------------------------
    Total Property & Casualty underwriting results                       57%       68%         (176)     (70)      60%
Net investment income                                                    15%        4%          787      878       12%
Net servicing and other income                                          125%        NM            7       15      114%
Other expenses                                                           38%      (11%)        (162)    (120)      26%
Income tax expense                                                     (154%)     (53%)         (75)    (150)    (100%)
-----------------------------------------------------------------------------------------------------------------------
Property & Casualty, before 2003 asbestos reserve addition
    and severance charges                                                39%       14%          381      553       45%
2003 asbestos reserve addition                                             -         -            -   (1,701)        -
Severance charges                                                          -      100%            -      (27)        -
-----------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY                                                39%       36%          381   (1,175)       NM
=======================================================================================================================
CORPORATE                                                                 NM      (54%)         (18)     (41)    (128%)
=======================================================================================================================

Operating income, before 2003 asbestos reserve addition,
    Bancorp litigation, tax related items and severance charges          30%       11%          884    1,052       19%
-----------------------------------------------------------------------------------------------------------------------
2003 asbestos reserve addition                                              -          -          -   (1,701)       -
Bancorp litigation                                                          -          -        (11)     (40)       NM
Tax related items                                                      (100%)    (100%)          76       30      (61%)
Severance charges                                                           -     100%            -      (27)        -
-----------------------------------------------------------------------------------------------------------------------

Operating income (loss)                                                  (8%)      (1%)         949     (686)       NM

    Net realized capital gains (losses), after-tax                        NM      (95%)        (207)     141        NM
-----------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                        29%      (32%)       $ 742   $ (545)       NM
=======================================================================================================================

PER SHARE DATA
    Diluted earnings (loss) per share
      Operating income, before 2003 asbestos reserve addition,
         Bancorp litigation, tax related items and severance charges     15%        6%       $ 3.53   $ 3.89       10%
      Net income (loss)                                                  13%      (36%)      $ 2.96  $ (2.03)       NM
=======================================================================================================================

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                         CONSOLIDATING STATEMENTS OF OPERATIONS
                                     THIRD QUARTER ENDED SEPTEMBER 30, 2003 AND 2002



                                                                 LIFE                      PROPERTY & CASUALTY
                                                      ---------------------------      -----------------------------
                                                       2003      2002        CHANGE      2003      2002        CHANGE
                                                      --------  --------  ----------  ----------  --------  ----------

Earned premiums                                         $ 981     $ 667      47%        $ 2,268   $ 2,107        8%
Fee income                                                716       627      14%              -         -        -
Net investment income                                     518       462      12%            302       262       15%
Other revenues                                             35        27      30%            110        88       25%
Net realized capital gains (losses)                        (2)     (118)     98%             14       (42)       NM
----------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                      2,248     1,665      35%          2,694     2,415       12%

Benefits, claims and claim adjustment expenses [1]      1,375     1,050      31%          1,622     1,505        8%
Amortization of deferred policy acquisition costs and
     present value of future profits                      202       163      24%            431       405        6%
Insurance operating costs and expenses                    379       335      13%            230       232       (1%)
Other expenses [2]                                         94        34     176%            143       152       (6%)
----------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                         2,050     1,582      30%          2,426     2,294        6%

    INCOME (LOSS) BEFORE INCOME TAXES                     198        83     139%            268       121      121%

Income tax expense (benefit)                               37       (78)      NM             66        11       NM
----------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS) [3]                                 161       161        -            202       110       84%

Net realized capital gains (losses), after-tax             (1)      (71)     99%              9       (29)      NM
----------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [3]                         $ 162     $ 232     (30%)         $ 193     $ 139       39%
----------------------------------------------------------------------------------------------------------------------

                                                                 CORPORATE                      CONSOLIDATED
                                                         --------------------------      ----------------------------
                                                          2003     2002        CHANGE     2003      2002     CHANGE
                                                       ---------  --------  ----------  ---------  --------  --------

Earned premiums                                           $   -       $ -          -    $ 3,249   $ 2,774       17%
Fee income                                                    -         -          -        716       627       14%
Net investment income                                         5         5          -        825       729       13%
Other revenues                                                -         -          -        145       115       26%
Net realized capital gains (losses)                           -         -          -         12      (160)       NM
---------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                            5         5          -      4,947     4,085       21%

Benefits, claims and claim adjustment expenses [1]            1         2        (50%)    2,998     2,557       17%
Amortization of deferred policy acquisition costs and
     present value of future profits                          -         -          -        633       568       11%
Insurance operating costs and expenses                        -         -          -        609       567        7%
Other expenses [2]                                           34        13        162%       271       199       36%
---------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                              35        15        133%     4,511     3,891       16%

    INCOME (LOSS) BEFORE INCOME TAXES                       (30)      (10)        NM        436       194      125%

Income tax expense (benefit)                                (10)       (4)      (150%)       93       (71)       NM
---------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS) [3]                                   (20)       (6)        NM        343       265       29%

Net realized capital gains (losses), after-tax                -         -          -          8      (100)       NM
---------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [3]                           $ (20)     $ (6)        NM      $ 335     $ 365       (8%)
---------------------------------------------------------------------------------------------------------------------


[1] Before-tax catastrophe losses for Property & Casualty were $77 for 2003 and $24 for 2002.
[2] Life includes $62 in 2003 of before-tax expense related to the settlement of the Bancorp litigation dispute.
[3] Life includes $40 in 2003 of after-tax expense related to the settlement of the Bancorp litigation dispute. Life includes $76 in 2002 of tax benefit related to the favorable treatment of certain tax items arising during the 1996-2002 tax years. Property & Casualty includes after-tax catastrophe losses of $51 for 2003 and $16 for 2002.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                               CONSOLIDATING STATEMENTS OF OPERATIONS
                                            NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002


                                                                     LIFE                            PROPERTY & CASUALTY
                                                     -------------------------------------  ---------------------------------------
                                                        2003         2002        CHANGE        2003           2002        CHANGE
                                                     -----------  -----------  -----------  ------------   -----------  -----------

Earned premiums                                         $ 2,370      $ 2,040          16%       $ 6,540       $ 5,960          10%
Fee income                                                1,989        1,961           1%             -             -           -
Net investment income                                     1,538        1,360          13%           878           787          12%
Other revenues                                               99           91           9%           318           257          24%
Net realized capital gains (losses)                           -         (253)        100%           216           (80)         NM
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                        5,996        5,199          15%         7,952         6,924          15%

Benefits, claims and claim adjustment expenses [1]        3,544        3,135          13%         7,324         4,315          70%
Amortization of deferred policy acquisition costs and
     present value of future profits                        540          486          11%         1,214         1,210            -
Insurance operating costs and expenses                    1,125        1,050           7%           676           611          11%
Other expenses [2]                                          159          114          39%           464           412          13%
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                           5,368        4,785          12%         9,678         6,548          48%

    INCOME (LOSS) BEFORE INCOME TAXES                       628          414          52%        (1,726)          376          NM

Income tax expense (benefit)                                 98          (18)         NM           (692)           48          NM
-----------------------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS) [3]                                   530          432          23%        (1,034)          328          NM

Net realized capital gains (losses), after-tax                -         (154)        100%           141           (53)         NM
-----------------------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [3]                           $ 530        $ 586         (10%)     $ (1,175)        $ 381          NM
-----------------------------------------------------------------------------------------------------------------------------------


                                                                   CORPORATE                             CONSOLIDATED
                                                     --------------------------------------  -------------------------------------
                                                        2003         2002         CHANGE       2003          2002        CHANGE
                                                     -----------   ----------   -----------  ----------   -----------  -----------

Earned premiums                                             $ -          $ -            -      $ 8,910       $ 8,000          11%
Fee income                                                    -            -            -        1,989         1,961           1%
Net investment income                                        15           14            7%       2,431         2,161          12%
Other revenues                                               (3)           -            -          414           348          19%
Net realized capital gains (losses)                           -            -            -          216          (333)         NM
----------------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                           12           14          (14%)     13,960        12,137          15%

Benefits, claims and claim adjustment expenses [1]            4            5          (20%)     10,872         7,455          46%
Amortization of deferred policy acquisition costs and
     present value of future profits                          -            -            -        1,754         1,696           3%
Insurance operating costs and expenses                        -            -            -        1,801         1,661           8%
Other expenses [2]                                           70           37           89%         693           563          23%
----------------------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                              74           42           76%      15,120        11,375          33%

    INCOME (LOSS) BEFORE INCOME TAXES                       (62)         (28)        (121%)     (1,160)          762          NM

Income tax expense (benefit)                                (21)         (10)        (110%)       (615)           20          NM
----------------------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS) [3]                                   (41)         (18)        (128%)       (545)          742          NM

Net realized capital gains (losses), after-tax                -            -            -          141          (207)         NM
----------------------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [3]                           $ (41)       $ (18)        (128%)     $ (686)        $ 949          NM
----------------------------------------------------------------------------------------------------------------------------------

[1] Property & Casualty includes $2,604 in 2003 of before-tax impact of asbestos reserve addition. Before-tax catastrophe losses for Property & Casualty were $233 and $92 for 2003 and 2002, respectively.
[2] Property & Casualty includes $41 in 2003 of before-tax severance charges. Life includes $62 in 2003 and $17 in 2002 of before-tax expense related to the Bancorp litigation dispute.
[3] Property & Casualty includes $1,701 in 2003 of after-tax impact of the 2003 asbestos reserve addition and $27 in 2003 of after-tax severance charges. Property & Casualty includes after-tax catastrophe losses of $152 and $60 in 2003 and 2002, respectively. Life includes $40 in 2003 of after-tax expense related to settlement of the Bancorp litigation dispute. Life includes $30 in 2003 and $76 in 2002 of tax benefit related to the favorable treatment of certain tax items arising during the 1996-2002 tax years. Life includes $11 in 2002 of after-tax expense related to the Bancorp litigation dispute and $8 after-tax benefit in Life's September 11 Terrorist Attack exposure.

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                    CONSOLIDATING BALANCE SHEETS
                                           AS OF SEPTEMBER 30, 2003 AND DECEMBER 31, 2002


                                                                       LIFE                       PROPERTY & CASUALTY
                                                          -------------------------------   --------------------------------
                                                           SEPT. 30,  DEC. 31,               SEPT. 30,  DEC. 31,
                                                             2003       2002      CHANGE       2003       2002      CHANGE
                                                          ---------- ----------  --------   --------- ------------ ---------
Investments
     Fixed maturities, available-for-sale, at fair value    $35,237   $ 29,377       20%     $23,565     $ 19,446       21%
     Equity securities, available for sale, at fair value       424        458       (7%)        215          459      (53%)
     Policy loans, at outstanding balance                     2,533      2,934      (14%)          -            -          -
     Other investments                                          891      1,122      (21%)        644          668       (4%)
----------------------------------------------------------------------------------------------------------------------------
         Total investments                                   39,085     33,891       15%      24,424       20,573       19%
Cash                                                            293        179       64%         203          198        3%
Premiums receivable and agents' balances                        205        208       (1%)      2,626        2,403        9%
Reinsurance recoverables                                        686        796      (14%)      5,529        4,231       31%
Deferred policy acquisition costs and present
     value of future profits                                  6,265      5,758        9%         981          930        5%
Deferred income taxes                                          (479)      (274)     (75%)      1,136          610       86%
Goodwill                                                        796        796        -          152          153       (1%)
Other assets                                                  1,177      1,362      (14%)      2,050        2,031        1%
Separate account assets                                     125,110    107,078       17%           -            -          -
----------------------------------------------------------------------------------------------------------------------------

         TOTAL ASSETS                                      $173,138   $149,794       16%     $37,101     $ 31,129       19%
----------------------------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
     claim adjustment expenses                              $ 9,362    $ 8,583        9%     $21,444     $ 17,091       25%
Other policy funds and benefits payable                      26,241     23,957       10%           -            -          -
Unearned premiums                                                63         54       17%       4,504        3,942       14%
Debt                                                          1,355      1,125       20%       1,484        1,164       27%
Trust preferred securities                                      450        450        -          517        1,023      (49%)
Other liabilities                                             4,150      2,858       45%       3,513        2,939       20%
Separate account liabilities                                125,110    107,078       17%           -            -          -
----------------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                  166,731    144,105       16%      31,462       26,159       20%
----------------------------------------------------------------------------------------------------------------------------

Equity excluding AOCI, net of tax                             5,458      4,980       10%       4,899        4,262       15%
AOCI, net of tax                                                949        709       34%         740          708        5%
----------------------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                           6,407      5,689       13%       5,639        4,970       13%
----------------------------------------------------------------------------------------------------------------------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $173,138   $149,794       16%     $37,101     $ 31,129       19%
----------------------------------------------------------------------------------------------------------------------------



                                                                    CORPORATE                     CONSOLIDATED
                                                            ---------------------------  -------------------------------
                                                            SEPT. 30, DEC. 31,            SEPT. 30,  DEC. 31,
                                                               2003    2002    CHANGE       2003       2002      CHANGE
                                                            -------- -------- ---------  ---------- ----------  --------
Investments
     Fixed maturities, available-for-sale, at fair value      $ 107     $ 66       62%    $ 58,909   $ 48,889       20%
     Equity securities, available for sale, at fair value         -        -        -          639        917      (30%)
     Policy loans, at outstanding balance                         -        -        -        2,533      2,934      (14%)
     Other investments                                            4        -        -        1,539      1,790      (14%)
------------------------------------------------------------------------------------------------------------------------
         Total investments                                      111       66       68%      63,620     54,530       17%
Cash                                                              -        -        -          496        377       32%
Premiums receivable and agents' balances                          -        -        -        2,831      2,611        8%
Reinsurance recoverables                                          -        -        -        6,215      5,027       24%
Deferred policy acquisition costs and present
     value of future profits                                      1        1        -        7,247      6,689        8%
Deferred income taxes                                           231      209       11%         888        545       63%
Goodwill                                                        772      772        -        1,720      1,721        -
Other assets                                                     11        4      175%       3,238      3,397       (5%)
Separate account assets                                           -        -        -      125,110    107,078       17%
------------------------------------------------------------------------------------------------------------------------

         TOTAL ASSETS                                        $1,126   $1,052        7%   $ 211,365  $ 181,975       16%
------------------------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
     claim adjustment expenses                                $ (11)   $ (16)      31%    $ 30,795   $ 25,658       20%
Other policy funds and benefits payable                          (1)      (1)       -       26,240     23,956       10%
Unearned premiums                                                (7)      (7)       -        4,560      3,989       14%
Debt                                                          1,336      622      115%       4,175      2,911       43%
Trust preferred securities                                       (5)      (5)       -          962      1,468      (34%)
Other liabilities                                               516      384       34%       8,179      6,181       32%
Separate account liabilities                                      -        -        -      125,110    107,078       17%
------------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                    1,828      977       87%     200,021    171,241       17%
------------------------------------------------------------------------------------------------------------------------

Equity excluding AOCI, net of tax                              (370)     398        NM       9,987      9,640        4%
AOCI, net of tax                                               (332)    (323)      (3%)      1,357      1,094       24%
------------------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                            (702)      75        NM      11,344     10,734        6%
------------------------------------------------------------------------------------------------------------------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $1,126   $1,052        7%   $ 211,365  $ 181,975       16%
------------------------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                          CAPITAL STRUCTURE




                                                                                  3Q            4Q           1Q            2Q
                                                                                 2002          2002         2003          2003
                                                                              -----------   -----------   ----------   -----------
DEBT
  Short-term debt (includes current maturities of long-term debt)                $   615       $   315      $   315       $   514
  Long-term debt                                                                   2,595         2,596        2,596         3,337
  --------------------------------------------------------------------------------------------------------------------------------
    TOTAL DEBT EXCLUDING TRUST PREFERRED SECURITIES                                3,210         2,911        2,911         3,851

  Trust preferred securities                                                       1,461         1,468        1,469         1,296
  --------------------------------------------------------------------------------------------------------------------------------

    TOTAL DEBT INCLUDING TRUST PREFERRED SECURITIES                              $ 4,671       $ 4,379      $ 4,380       $ 5,147
----------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
  Equity excluding AOCI, net of tax                                              $ 9,433       $ 9,640      $ 8,185       $ 9,692
  AOCI, net of tax                                                                 1,510         1,094        1,257         1,807
  --------------------------------------------------------------------------------------------------------------------------------

    TOTAL STOCKHOLDERS' EQUITY                                                   $10,943       $10,734      $ 9,442       $11,499
----------------------------------------------------------------------------------------------------------------------------------

CAPITALIZATION
  TOTAL CAPITALIZATION INCLUDING AOCI, NET OF TAX                                $15,614       $15,113      $13,822       $16,646

  TOTAL CAPITALIZATION EXCLUDING AOCI, NET OF TAX                                $14,104       $14,019      $12,565       $14,839

----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
  DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO EQUITY INCLUDING AOCI             42.7%         40.8%        46.4%         44.8%

  Debt (excluding Trust Preferred Securities) to equity excluding AOCI             34.0%         30.2%        35.6%         39.7%

  DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO CAPITALIZATION INCLUDING AOCI     29.9%         29.0%        31.7%         30.9%

  Debt (excluding Trust Preferred Securities) to capitalization excluding AOCI     22.8%         20.8%        23.2%         26.0%

----------------------------------------------------------------------------------------------------------------------------------


                                                                                            YEAR OVER
                                                                                               YEAR       SEQUENTIAL
                                                                                   3Q        QUARTER       QUARTER
                                                                                  2003        CHANGE        CHANGE
                                                                               -----------  -----------   -----------

DEBT
  Short-term debt (includes current maturities of long-term debt)                 $   515         (16%)            -
  Long-term debt                                                                    3,660          41%           10%
  -------------------------------------------------------------------------------------------------------------------
    TOTAL DEBT EXCLUDING TRUST PREFERRED SECURITIES                                 4,175          30%            8%

  Trust preferred securities                                                          962         (34%)         (26%)
  -------------------------------------------------------------------------------------------------------------------

    TOTAL DEBT INCLUDING TRUST PREFERRED SECURITIES                               $ 5,137          10%             -
---------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
  Equity excluding AOCI, net of tax                                               $ 9,987           6%            3%
  AOCI, net of tax                                                                  1,357         (10%)         (25%)
  -------------------------------------------------------------------------------------------------------------------

    TOTAL STOCKHOLDERS' EQUITY                                                    $11,344           4%           (1%)
---------------------------------------------------------------------------------------------------------------------

CAPITALIZATION
  TOTAL CAPITALIZATION INCLUDING AOCI, NET OF TAX                                 $16,481           6%           (1%)

  TOTAL CAPITALIZATION EXCLUDING AOCI, NET OF TAX                                 $15,124           7%            2%

---------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
  DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO EQUITY INCLUDING AOCI              45.3%          2.6           0.5

  Debt (excluding Trust Preferred Securities) to equity excluding AOCI              41.8%          7.8           2.1

  DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO CAPITALIZATION INCLUDING AOCI      31.2%          1.3           0.3

  Debt (excluding Trust Preferred Securities) to capitalization excluding AOCI      27.6%          4.8           1.6

---------------------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                               ACCUMULATED OTHER COMPREHENSIVE INCOME



                                                                                   PROPERTY &
                                                                   LIFE             CASUALTY     CORPORATE         CONSOLIDATED
                                                              ---------------  ---------------  ---------------  ---------------

AS OF SEPTEMBER 30, 2003

    Fixed maturities unrealized gain                               $ 924           $ 811            $   20               $ 1,755
    Equities unrealized gain                                          20              18                 -                    38
    Net deferred gain on cash-flow hedging instruments                47               -                 -                    47
    -----------------------------------------------------------------------------------------------------------------------------
         Total unrealized gain                                       991             829                20                 1,840
    Foreign currency translation adjustments                         (42)            (58)                -                  (100)
    Minimum pension liability adjustment                               -             (31)             (352)                 (383)
    -----------------------------------------------------------------------------------------------------------------------------
         TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)       $ 949           $ 740            $ (332)              $ 1,357
    -----------------------------------------------------------------------------------------------------------------------------

AS OF DECEMBER 31, 2002

    Fixed maturities unrealized gain                               $ 637           $ 791            $   29               $ 1,457
    Equities unrealized gain (loss)                                  (16)              3                 -                   (13)
    Net deferred gain on cash-flow hedging instruments               126               2                 -                   128
    -----------------------------------------------------------------------------------------------------------------------------
         Total unrealized gain                                       747             796                29                 1,572
    Foreign currency translation adjustments                         (38)            (57)                -                   (95)
    Minimum pension liability adjustment                               -             (31)             (352)                 (383)
    -----------------------------------------------------------------------------------------------------------------------------
         TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)       $ 709           $ 708            $ (323)              $ 1,094
    -----------------------------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                     COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE


                                                                           3Q           4Q           1Q           2Q
                                                                          2002         2002         2003         2003
                                                                        ----------   ----------   ----------   ----------
Numerator:
   Net income (loss)                                                        $ 265        $ 258      $(1,395)       $ 507
   Net realized capital gains (losses), after-tax                            (100)         (43)         (34)         167
   ----------------------------------------------------------------------------------------------------------------------
   Operating income (loss)                                                    365          301       (1,361)         340
   Impact of 2003 asbestos reserve addition                                     -            -       (1,701)           -
   ----------------------------------------------------------------------------------------------------------------------
   Operating income before impact of 2003 asbestos reserve addition         $ 365        $ 301      $   340        $ 340

Denominator:
   Weighted average common shares outstanding (basic)                       248.9        255.2        255.4        268.8
   Dilutive effect of options                                                 1.6          1.1            -          1.4
   ----------------------------------------------------------------------------------------------------------------------
   Weighted average common shares outstanding
       and dilutive potential common shares (diluted) [1]                   250.5        256.3        255.4        270.2

Basic earnings (loss) per share
   Net income (loss)                                                       $ 1.06       $ 1.01      $ (5.46)      $ 1.89
   Net realized capital gains (losses), after-tax                           (0.41)       (0.17)       (0.13)        0.63
   ----------------------------------------------------------------------------------------------------------------------
   Operating income (loss)                                                   1.47         1.18        (5.33)        1.26
   Impact of 2003 asbestos reserve addition                                     -            -        (6.66)           -
   ----------------------------------------------------------------------------------------------------------------------
   Operating income before impact of 2003 asbestos reserve addition        $ 1.47       $ 1.18      $  1.33       $ 1.26

Diluted earnings (loss) per share  [1]
   Net income (loss)                                                       $ 1.06       $ 1.01      $ (5.46)      $ 1.88
   Net realized capital gains (losses), after-tax                           (0.40)       (0.16)       (0.13)        0.62
   ----------------------------------------------------------------------------------------------------------------------
   Operating income (loss)                                                   1.46         1.17        (5.33)        1.26
   Impact of 2003 asbestos reserve addition                                     -            -        (6.66)           -
   ----------------------------------------------------------------------------------------------------------------------
   Operating income before impact of 2003 asbestos reserve addition [2]    $ 1.46       $ 1.17      $  1.33       $ 1.26
-------------------------------------------------------------------------------------------------------------------------

                                                                                             NINE MONTHS ENDED
                                                                                               SEPTEMBER 30,
                                                                              3Q         --------------------------
                                                                             2003            2002          2003
                                                                           ----------    -------------   ----------
Numerator:
   Net income (loss)                                                           $ 343            $ 742       $ (545)
   Net realized capital gains (losses), after-tax                                  8             (207)         141
   ----------------------------------------------------------------------------------------------------------------
   Operating income (loss)                                                       335              949         (686)
   Impact of 2003 asbestos reserve addition                                        -                -       (1,701)
   ----------------------------------------------------------------------------------------------------------------
   Operating income before impact of 2003 asbestos reserve addition            $ 335            $ 949       $1,015

Denominator:
   Weighted average common shares outstanding (basic)                          282.5            247.4        268.9
   Dilutive effect of options                                                    2.3              2.9            -
   ----------------------------------------------------------------------------------------------------------------
   Weighted average common shares outstanding
       and dilutive potential common shares (diluted) [1]                      284.8            250.3        268.9

Basic earnings (loss) per share
   Net income (loss)                                                          $ 1.21           $ 3.00       $(2.03)
   Net realized capital gains (losses), after-tax                               0.02            (0.84)        0.52
   ----------------------------------------------------------------------------------------------------------------
   Operating income (loss)                                                      1.19             3.84        (2.55)
   Impact of 2003 asbestos reserve addition                                        -                -        (6.32)
   ----------------------------------------------------------------------------------------------------------------
   Operating income before impact of 2003 asbestos reserve addition           $ 1.19           $ 3.84       $ 3.77

Diluted earnings (loss) per share  [1]
   Net income (loss)                                                          $ 1.20           $ 2.96       $(2.03)
   Net realized capital gains (losses), after-tax                               0.02            (0.83)        0.52
   ----------------------------------------------------------------------------------------------------------------
   Operating income (loss)                                                      1.18             3.79        (2.55)
   Impact of 2003 asbestos reserve addition                                        -                -        (6.30)
   ----------------------------------------------------------------------------------------------------------------
   Operating income before impact of 2003 asbestos reserve addition [2]       $ 1.18           $ 3.79       $ 3.75
-------------------------------------------------------------------------------------------------------------------

[1] As a result of the antidilutive impact from the net loss in the quarter ended March 31, 2003 and the nine months ended September 30, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average common shares in the calculation of the quarter ended March 31, 2003 and the nine months ended September 30, 2003 diluted earnings per share. In the absence of the net loss, 256.1 and 270.4 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the quarter ended March 31, 2003 and the nine months ended September 30, 2003, respectively.

[2] Calculated using weighted average common shares outstanding and dilutive potential common shares of 256.1 and 270.4 for the quarter ended March 31, 2003 and the nine months ended September 30, 2003, respectively.

                                      LIFE

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                        FINANCIAL HIGHLIGHTS



                                                                        3Q          4Q          1Q          2Q          3Q
                                                                       2002        2002        2003        2003        2003
                                                                     ----------  ----------  ----------  ----------  ----------
REVENUES
   Investment Products
       Individual Annuity                                             $    379    $    386    $    385    $    430    $    454
       Other Investment Products                                           382         384         388         447         728
   ------------------------------------------------------------------------------------------------------------------------------
          Total Investment Products                                        761         770         773         877       1,182
   Individual Life                                                         239         238         244         240         249
   Group Benefits                                                          645         639         667         638         663
   Corporate Owned Life Insurance                                          145         141         127         126         117
   Other                                                                  (125)        (52)        (25)         81          37
   ------------------------------------------------------------------------------------------------------------------------------

             TOTAL REVENUES                                           $  1,665    $  1,736    $  1,786    $  1,962    $  2,248
---------------------------------------------------------------------------------------------------------------------------------

OPERATING RESULTS BY SEGMENT
   Investment Products
       Individual Annuity                                             $     76    $     78    $     71    $     93    $     98
       Other Investment Products                                            24          19          27          27          31
   ------------------------------------------------------------------------------------------------------------------------------
          Total Investment Products                                        100          97          98         120         129
   Individual Life                                                          33          34          32          34          36
   Group Benefits                                                           34          36          34          35          38
   Corporate Owned Life Insurance                                           10          12          10           9          10
   Other                                                                   (21)        (12)        (17)        (17)        (11)
   ------------------------------------------------------------------------------------------------------------------------------

   OPERATING INCOME, BEFORE BANCORP LITIGATION AND TAX RELATED ITEMS       156         167         157         181         202
   ------------------------------------------------------------------------------------------------------------------------------

     Bancorp litigation                                                      -           -           -           -         (40)
     Tax related items                                                      76           -           -          30           -
   ------------------------------------------------------------------------------------------------------------------------------
          OPERATING INCOME                                            $    232    $    167    $    157    $    211    $    162
   ------------------------------------------------------------------------------------------------------------------------------
     Net realized capital gains (losses), after-tax                        (71)        (42)        (31)         32          (1)
   ------------------------------------------------------------------------------------------------------------------------------
          NET INCOME                                                  $    161    $    125    $    126    $    243    $    161
   ------------------------------------------------------------------------------------------------------------------------------


ROE (net income last 12 months to equity including AOCI)                  11.0%       10.8%        9.8%       11.4%       10.9%
ROE (operating income last 12 months to equity excluding AOCI)            16.9%       16.0%       15.2%       15.4%       13.6%
Assets under management                                               $ 157,495   $ 165,115   $ 168,173   $ 187,636   $ 192,038
DAC capitalization                                                                            $     342   $     386   $     441
DAC amortization                                                                              $     163   $     175   $     202
DAC and PVFP assets                                                                           $   5,904   $   5,927   $   6,265
Statutory net loss (YTD)                                                          $    (137)
Statutory surplus                                                                 $   3,019   $   3,007   $   3,503
---------------------------------------------------------------------------------------------------------------------------------

                                                                    YEAR OVER                    NINE MONTHS ENDED
                                                                      YEAR     SEQUENTIAL          SEPTEMBER 30,
                                                                     QUARTER    QUARTER    ----------------------------
                                                                     CHANGE      CHANGE      2002      2003     CHANGE
                                                                    ----------  ---------  ---------  --------  -------
REVENUES
   Investment Products
       Individual Annuity                                                 20%         6%    $ 1,153   $ 1,269      10%
       Other Investment Products                                          91%        63%      1,184     1,563      32%
   --------------------------------------------------------------------------------------------------------------------
          Total Investment Products                                       55%        35%      2,337     2,832      21%
   Individual Life                                                         4%         4%        720       733       2%
   Group Benefits                                                          3%         4%      1,943     1,968       1%
   Corporate Owned Life Insurance                                        (19%)       (7%)       451       370     (18%)
   Other                                                                   NM       (54%)      (252)       93       NM
   --------------------------------------------------------------------------------------------------------------------

             TOTAL REVENUES                                               35%        15%    $ 5,199   $ 5,996      15%
-----------------------------------------------------------------------------------------------------------------------

OPERATING RESULTS BY SEGMENT
   Investment Products
       Individual Annuity                                                 29%         5%      $ 255     $ 262       3%
       Other Investment Products                                          29%        15%         80        85       6%
   --------------------------------------------------------------------------------------------------------------------
          Total Investment Products                                       29%         8%        335       347       4%
   Individual Life                                                         9%         6%         99       102       3%
   Group Benefits                                                         12%         9%         92       107      16%
   Corporate Owned Life Insurance                                            -       11%         31        29      (6%)
   Other                                                                  48%        35%        (36)      (45)    (25%)
   --------------------------------------------------------------------------------------------------------------------

   OPERATING INCOME, BEFORE BANCORP LITIGATION AND TAX RELATED ITEMS      29%        12%        521       540       4%
   --------------------------------------------------------------------------------------------------------------------

     Bancorp litigation                                                    -          -         (11)      (40)      NM
     Tax related items                                                  (100%)     (100%)        76        30     (61%)
   --------------------------------------------------------------------------------------------------------------------
          OPERATING INCOME                                               (30%)      (23%)     $ 586     $ 530     (10%)
   --------------------------------------------------------------------------------------------------------------------
     Net realized capital gains (losses), after-tax                       99%         NM       (154)        -     100%
   --------------------------------------------------------------------------------------------------------------------
          NET INCOME                                                         -      (34%)     $ 432     $ 530      23%
   --------------------------------------------------------------------------------------------------------------------


ROE (net income last 12 months to equity including AOCI)                  (0.1)      (0.5)
ROE (operating income last 12 months to equity excluding AOCI)            (3.3)      (1.8)
Assets under management                                                    22%         2%
DAC capitalization                                                                    14%
DAC amortization                                                                      15%
DAC and PVFP assets                                                                    6%
Statutory net loss (YTD)
Statutory surplus
-----------------------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                          OPERATING RESULTS

                                                             3Q          4Q          1Q           2Q          3Q
                                                            2002        2002        2003         2003        2003
                                                          ----------  ----------  ----------   ----------  ----------
REVENUES
    Earned premiums                                           $ 667       $ 657       $ 683        $ 706       $ 981
    Fee income                                                  627         616         617          656         716
    Net investment income                                       462         498         507          513         518
    Other revenues                                               27          29          27           37          35
    Net realized capital gains (losses)                        (118)        (64)        (48)          50          (2)
    -----------------------------------------------------------------------------------------------------------------
             TOTAL REVENUES                                   1,665       1,736       1,786        1,962       2,248
---------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
    Benefits, claims, and claim adjustment expenses           1,050       1,023       1,083        1,086       1,375
    Amortization of deferred policy acquisition costs and
       present value of future profits                          163         142         163          175         202
    Insurance operating costs and expenses                      335         388         351          395         379
    Other expenses   [1]                                         34          30          33           32          94
    -----------------------------------------------------------------------------------------------------------------
             TOTAL BENEFITS AND EXPENSES                      1,582       1,583       1,630        1,688       2,050
---------------------------------------------------------------------------------------------------------------------

NET INCOME
             INCOME BEFORE INCOME TAXES                          83         153         156          274         198

    Income tax expense (benefit) [2]                            (78)         28          30           31          37
    -----------------------------------------------------------------------------------------------------------------
             NET INCOME                                         161         125         126          243         161

    Net realized capital gains (losses), after-tax              (71)        (42)        (31)          32          (1)
    -----------------------------------------------------------------------------------------------------------------

             OPERATING INCOME [2] [3]                         $ 232       $ 167       $ 157        $ 211       $ 162
---------------------------------------------------------------------------------------------------------------------


Effective tax rate - net income [2]                          (94.0%)      18.3%       19.2%        11.3%       18.7%
Effective tax rate - operating income [2]                    (15.4%)      23.0%       23.0%         5.8%       19.0%
---------------------------------------------------------------------------------------------------------------------



                                                           YEAR OVER                            NINE MONTHS ENDED
                                                              YEAR       SEQUENTIAL                SEPTEMBER 30,
                                                            QUARTER       QUARTER       ---------------------------------
                                                             CHANGE        CHANGE         2002         2003      CHANGE
                                                           -----------   -----------    ----------   ----------  --------
REVENUES
    Earned premiums                                             47%           39%       $ 2,040      $ 2,370       16%
    Fee income                                                  14%            9%         1,961        1,989        1%
    Net investment income                                       12%            1%         1,360        1,538       13%
    Other revenues                                              30%           (5%)           91           99        9%
    Net realized capital gains (losses)                         98%            NM          (253)           -      100%
    -------------------------------------------------------------------------------------------------------------------
             TOTAL REVENUES                                     35%           15%         5,199        5,996       15%
-----------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
    Benefits, claims, and claim adjustment expenses             31%           27%         3,135        3,544       13%
    Amortization of deferred policy acquisition costs and
       present value of future profits                          24%           15%           486          540       11%
    Insurance operating costs and expenses                      13%           (4%)        1,050        1,125        7%
    Other expenses   [1]                                       176%          194%           114          159       39%
    -------------------------------------------------------------------------------------------------------------------
             TOTAL BENEFITS AND EXPENSES                        30%           21%         4,785        5,368       12%
-----------------------------------------------------------------------------------------------------------------------

NET INCOME
             INCOME BEFORE INCOME TAXES                        139%          (28%)          414          628       52%

    Income tax expense (benefit) [2]                             NM           19%           (18)          98        NM
    -------------------------------------------------------------------------------------------------------------------
             NET INCOME                                           -          (34%)          432          530       23%

    Net realized capital gains (losses), after-tax              99%            NM          (154)           -      100%
    -------------------------------------------------------------------------------------------------------------------

             OPERATING INCOME [2] [3]                          (30%)         (23%)        $ 586        $ 530      (10%)
-----------------------------------------------------------------------------------------------------------------------


Effective tax rate - net income [2]                              NM           7.4         (4.3%)       15.6%        NM
Effective tax rate - operating income [2]                        NM          13.2         12.1%        15.6%       3.5
-----------------------------------------------------------------------------------------------------------------------

[1] The third quarter and nine months ended September 30, 2003 include $62 of before-tax expense related to the Bancorp litigation dispute.
[2] The quarters ended September 30, 2002 and June 30, 2003 include $76 and $30, respectively, of tax benefit primarily related to the favorable treatment of certain tax items arising during the 1996-2002 tax years.
[3] The third quarter and nine months ended September 30, 2003 include $40 of after-tax expense related to the Bancorp litigation dispute.

                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      LIFE
                                    TOTAL ASSETS UNDER MANAGEMENT/JAPAN DATA

                                                   3Q              4Q               1Q               2Q
TOTAL ASSETS UNDER MANAGEMENT                     2002            2002             2003             2003
                                            --------------   --------------   --------------   --------------
   Assets
       General account                       $     41,870    $      42,716    $      45,060    $      47,218
       Separate account                           101,533          107,078          108,068          122,556
   -----------------------------------------------------------------------------------------------------------

             TOTAL ASSETS                         143,403          149,794          153,128          169,774

   Mutual fund assets                              14,092           15,321           15,045           17,862
   -----------------------------------------------------------------------------------------------------------

             TOTAL ASSETS UNDER MANAGEMENT   $    157,495    $     165,115    $     168,173    $     187,636
--------------------------------------------------------------------------------------------------------------

JAPAN
   SALES
   Yen(Y)                                  (Y)     35,284  (Y)      92,153  (Y)      83,068  (Y)      71,408
   U.S.$                                     $        295    $         757    $         700    $         600
                                            ------------------------------------------------------------------

   ACCOUNT VALUE
   Yen(Y)                                  (Y)    120,692  (Y)     204,556  (Y)     273,880  (Y)     373,611
   U.S.$                                     $        991    $       1,722    $       2,319    $       3,119
--------------------------------------------------------------------------------------------------------------

                                                               YEAR OVER
                                                                  YEAR       SEQUENTIAL
                                                   3Q           QUARTER       QUARTER
TOTAL ASSETS UNDER MANAGEMENT                     2003           CHANGE        CHANGE
                                             --------------   -------------   ---------
   Assets
       General account                       $      48,028         15%              2%
       Separate account                            125,110         23%              2%
   ------------------------------------------------------------------------------------

             TOTAL ASSETS                          173,138         21%              2%

   Mutual fund assets                               18,900         34%              6%
   ------------------------------------------------------------------------------------

             TOTAL ASSETS UNDER MANAGEMENT   $     192,038         22%              2%
---------------------------------------------------------------------------------------

JAPAN
   SALES
   Yen(Y)                                  (Y)     149,326          NM            109%
   U.S.$                                     $       1,276          NM            113%
                                           --------------------------------------------

   ACCOUNT VALUE
   Yen(Y)                                  (Y)     535,180          NM             43%
   U.S.$                                     $       4,800          NM             54%
---------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                     CONSOLIDATED BALANCE SHEETS



                                                               3Q                 4Q                 1Q                2Q
                                                              2002               2002               2003              2003
                                                        ------------------ ------------------ ----------------- -----------------
Investments
   Fixed maturities, available-for-sale, at fair value           $ 28,539           $ 29,377          $ 31,676          $ 34,060
   Equity securities, available for sale, at fair value               374                458               410               452
   Policy loans, at outstanding balance                             2,980              2,934             2,876             2,889
   Other investments                                                1,359              1,122             1,071               937
---------------------------------------------------------------------------------------------------------------------------------
        Total investments                                          33,252             33,891            36,033            38,338

Cash                                                                  194                179               289               190
Premiums receivable and agents' balances                              198                208               191               192
Reinsurance recoverables                                              701                796               865               797
Deferred policy acquisition costs and present
   value of future profits                                          5,904              5,758             5,904             5,927
Deferred income taxes                                                (361)              (274)             (347)             (562)
Goodwill                                                              796                796               796               796
Other assets                                                        1,186              1,362             1,329             1,540
Separate account assets                                           101,533            107,078           108,068           122,556
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL ASSETS                                            $ 143,403          $ 149,794          $153,128          $169,774
---------------------------------------------------------------------------------------------------------------------------------

Future policy benefits                                            $ 8,424            $ 8,583           $ 8,735           $ 8,928
Other policyholder funds and benefits payable                      23,259             23,957            25,252            26,255
Unearned premiums                                                      55                 54                52                51
Long-term debt                                                      1,050              1,125             1,125             1,275
Trust preferred securities                                            450                450               450               450
Other liabilities                                                   2,995              2,858             3,555             3,762
Separate account liabilities                                      101,533            107,078           108,068           122,556
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                         137,766            144,105           147,237           163,277

Equity excluding AOCI, net of tax                                   4,796              4,980             5,089             5,314
AOCI, net of tax                                                      841                709               802             1,183
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL STOCKHOLDERS' EQUITY                                  5,637              5,689             5,891             6,497
---------------------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $ 143,403          $ 149,794          $153,128          $169,774
---------------------------------------------------------------------------------------------------------------------------------

Hartford Life and Accident Insurance Company NAIC RBC                                   262%
Hartford Life Insurance Company NAIC RBC                                                328%
Hartford Life and Annuity Insurance Company NAIC RBC                                    343%
---------------------------------------------------------------------------------------------------------------------------------



                                                                           YEAR OVER
                                                                              YEAR     SEQUENTIAL
                                                                3Q          QUARTER     QUARTER
                                                               2003          CHANGE      CHANGE
                                                         ----------------- ----------- -----------
Investments
   Fixed maturities, available-for-sale, at fair value           $ 35,237         23%          3%
   Equity securities, available for sale, at fair value               424         13%         (6%)
   Policy loans, at outstanding balance                             2,533        (15%)       (12%)
   Other investments                                                  891        (34%)        (5%)
--------------------------------------------------------------------------------------------------
        Total investments                                          39,085         18%          2%

Cash                                                                  293         51%         54%
Premiums receivable and agents' balances                              205          4%          7%
Reinsurance recoverables                                              686         (2%)       (14%)
Deferred policy acquisition costs and present
   value of future profits                                          6,265          6%          6%
Deferred income taxes                                                (479)       (33%)        15%
Goodwill                                                              796           -           -
Other assets                                                        1,177         (1%)       (24%)
Separate account assets                                           125,110         23%          2%
--------------------------------------------------------------------------------------------------
        TOTAL ASSETS                                             $173,138         21%          2%
--------------------------------------------------------------------------------------------------

Future policy benefits                                            $ 9,362         11%          5%
Other policyholder funds and benefits payable                      26,241         13%           -
Unearned premiums                                                      63         15%         24%
Long-term debt                                                      1,355         29%          6%
Trust preferred securities                                            450           -           -
Other liabilities                                                   4,150         39%         10%
Separate account liabilities                                      125,110         23%          2%
--------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                         166,731         21%          2%

Equity excluding AOCI, net of tax                                   5,458         14%          3%
AOCI, net of tax                                                      949         13%        (20%)
--------------------------------------------------------------------------------------------------
        TOTAL STOCKHOLDERS' EQUITY                                  6,407         14%         (1%)
--------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $173,138         21%          2%
--------------------------------------------------------------------------------------------------

Hartford Life and Accident Insurance Company NAIC RBC
Hartford Life Insurance Company NAIC RBC
Hartford Life and Annuity Insurance Company NAIC RBC
--------------------------------------------------------------------------------------------------

                                        THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                            LIFE
                           DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS


                                                                                     OTHER
                                                                    INDIVIDUAL    INVESTMENT     INDIVIDUAL     GROUP
                                                                      ANNUITY      PRODUCTS        LIFE       BENEFITS
                                                                    ------------  ------------  -----------  ------------
    BALANCE, DECEMBER 31, 2002                                          $ 3,691         $ 226      $ 1,656          $ 43
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                              154            85          118             -
    Balance excluding adjustments to unrealized gains and losses on ------------------------------------------------------
       securities available-for-sale and other                            3,845           311        1,774            43
    Capitalization                                                          205            34           51             7
    Amortization - Deferred Acquisition Costs                               (84)          (22)         (40)           (4)
    Amortization - Present Value of Future Profits                           (3)            -           (6)            -
    Amortization - Realized Capital Gains                                     -             -            -             -
                                                                    ------------------------------------------------------
    Balance, March 31, 2003                                               3,963           323        1,779            46
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                             (172)          (92)        (128)            -
--------------------------------------------------------------------------------------------------------------------------

    BALANCE, MARCH 31, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
       GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER      $ 3,791         $ 231      $ 1,651          $ 46
--------------------------------------------------------------------------------------------------------------------------

    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                              172            92          128             -
    Balance excluding adjustments to unrealized gains and losses on ------------------------------------------------------
       securities available-for-sale and other                            3,963           323        1,779            46
    Capitalization                                                          250            40           52             4
    Amortization - Deferred Acquisition Costs                               (98)          (20)         (37)           (5)
    Amortization - Present Value of Future Profits                           (3)            -           (6)            -
    Amortization - Realized Capital Gains                                     -             -            -             -
                                                                    ------------------------------------------------------
    Balance, June 30, 2003                                                4,112           343        1,788            45
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                             (298)         (119)        (162)            -
--------------------------------------------------------------------------------------------------------------------------

    BALANCE, JUNE 30, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
       GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER      $ 3,814         $ 224      $ 1,626          $ 45
--------------------------------------------------------------------------------------------------------------------------

    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                              298           119          162             -
    Balance excluding adjustments to unrealized gains and losses on ------------------------------------------------------
       securities available-for-sale and other                            4,112           343        1,788            45
    Capitalization                                                          256            41           57             6
    Amortization - Deferred Acquisition Costs                              (119)          (20)         (39)           (4)
    Amortization - Present Value of Future Profits                           (6)            -           (3)            -
    Amortization - Realized Capital Gains                                     -             -            -             -
                                                                    ------------------------------------------------------
    Balance, September 30, 2003                                           4,243           364        1,803            47
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                             (234)         (103)        (142)            -
--------------------------------------------------------------------------------------------------------------------------

    BALANCE, SEPTEMBER 30, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
       GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER      $ 4,009         $ 261      $ 1,661          $ 47
--------------------------------------------------------------------------------------------------------------------------

                                                                     CORPORATE
                                                                     OWNED LIFE                   OTHER
                                                                     INSURANCE       JAPAN         LIFE         TOTAL
                                                                    ------------  ------------  -----------  ------------

    BALANCE, DECEMBER 31, 2002                                             $ 12         $ 123          $ 7       $ 5,758
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                                -             -            -           357
    Balance excluding adjustments to unrealized gains and losses on------------------------------------------------------
       securities available-for-sale and other                               12           123            7         6,115
    Capitalization                                                            1            44            -           342
    Amortization - Deferred Acquisition Costs                                 -            (4)           -          (154)
    Amortization - Present Value of Future Profits                            -             -            -            (9)
    Amortization - Realized Capital Gains                                     -             -            2             2
                                                                   ------------------------------------------------------
    Balance, March 31, 2003                                                  13           163            9         6,296
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                                -             -            -          (392)
-------------------------------------------------------------------------------------------------------------------------

    BALANCE, MARCH 31, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
       GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER         $ 13         $ 163          $ 9       $ 5,904
-------------------------------------------------------------------------------------------------------------------------

    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                                -             -            -           392
    Balance excluding adjustments to unrealized gains and losses on------------------------------------------------------
       securities available-for-sale and other                               13           163            9         6,296
    Capitalization                                                            -            40            -           386
    Amortization - Deferred Acquisition Costs                                 -            (6)           -          (166)
    Amortization - Present Value of Future Profits                            -             -            -            (9)
    Amortization - Realized Capital Gains                                     -             -           (1)           (1)
                                                                   ------------------------------------------------------
    Balance, June 30, 2003                                                   13           197            8         6,506
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                                -             -            -          (579)
-------------------------------------------------------------------------------------------------------------------------

    BALANCE, JUNE 30, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
       GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER         $ 13         $ 197          $ 8       $ 5,927
-------------------------------------------------------------------------------------------------------------------------

    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                                -             -            -           579
    Balance excluding adjustments to unrealized gains and losses on------------------------------------------------------
       securities available-for-sale and other                               13           197            8         6,506
    Capitalization                                                            -            81            -           441
    Amortization - Deferred Acquisition Costs                                 -           (11)           -          (193)
    Amortization - Present Value of Future Profits                            -             -            -            (9)
    Amortization - Realized Capital Gains                                     -             -           (1)           (1)
                                                                   ------------------------------------------------------
    Balance, September 30, 2003                                              13           267            7         6,744
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                                -             -            -          (479)
-------------------------------------------------------------------------------------------------------------------------

    BALANCE, SEPTEMBER 30, 2003 INCLUDING ADJUSTMENTS TO UNREALIZED
       GAINS AND LOSSES ON SECURITIES AVAILABLE-FOR-SALE AND OTHER         $ 13         $ 267          $ 7       $ 6,265
-------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                        REINSURANCE RECOVERABLE ANALYSIS
                               AS OF JUNE 30, 2003



STATUTORY RESERVE CREDIT AND AMOUNTS RECOVERABLE

      Gross statutory reinsurance reserve credit                        $ 1,763
      Liability for reinsurance in unauthorized companies                    (3)
      --------------------------------------------------------------------------
         Net statutory reinsurance reserve credit                       $ 1,760
      --------------------------------------------------------------------------

      Statutory amounts recoverable from reinsurers                     $   174
      --------------------------------------------------------------------------


     The top ten reinsurers represent $1,638, or 85%, of the total statutory reserve credit and amounts recoverable.

     o 18% of this amount is with reinsurers rated "A++" by A.M. Best at October 20, 2003.
     o 21% of this amount is with reinsurers rated "A+" by A.M. Best at October 20, 2003.
     o 46% of this amount is with reinsurers rated "A" by A.M. Best at October 20, 2003.
     o 6% of this amount is with reinsurers rated "A-" by A.M. Best at October 20, 2003.
     o 9% of this amount is with reinsurers rated "B+" by A.M. Best at October 20, 2003.

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                               LIFE
                                   STATUTORY SURPLUS TO GAAP STOCKHOLDERS' EQUITY RECONCILIATION



                                                                    JUNE 30, 2003                      DECEMBER 31, 2002
                                                              --------------------------           --------------------------

Statutory Capital and Surplus                                          $ 3,503                              $ 3,019
GAAP Adjustments
      Investment in subsidiaries                                        (1,988)                              (1,769)
      Deferred policy acquisition costs                                  5,927                                5,758
      Deferred taxes                                                      (741)                                (445)
      Benefit reserves                                                  (3,241)                              (2,887)
      Unrealized gains on investments, net of impairments                2,286                                1,334
      AVR and IMR                                                          393                                  200
      Goodwill                                                             527                                  559
      Other, net                                                          (169)                                 (80)
-----------------------------------------------------------------------------------------------------------------------------
GAAP STOCKHOLDERS' EQUITY                                              $ 6,497                              $ 5,689
-----------------------------------------------------------------------------------------------------------------------------

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                        LIFE
                                                INVESTMENT PRODUCTS
                                       INCOME STATEMENTS - INDIVIDUAL ANNUITY




                                                             3Q        4Q         1Q         2Q         3Q
Revenues                                                    2002      2002       2003       2003       2003
                                                          ---------  --------   --------   --------  ---------
   Premiums and other considerations
    Variable annuity and life fees                           $ 235     $ 233      $ 231      $ 259      $ 296
    Other fees                                                  44        40         38         33         28
    ----------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                      279       273        269        292        324

    Gross MVA/MGLI spread income                                22        25         22         27         30
    Investment expenses                                         (2)       (2)        (2)        (2)        (1)
    ----------------------------------------------------------------------------------------------------------
         NET GUARANTEED SEPARATE ACCOUNT INCOME                 20        23         20         25         29

    Direct premiums                                             26        21         28         30         20
    Reinsurance premiums                                       (28)      (28)       (37)       (32)       (29)
    ----------------------------------------------------------------------------------------------------------
              Total premiums and other considerations          297       289        280        315        344

   NET INVESTMENT INCOME
    Gross investment income on G/A assets                      102       116        122        131        131
    Investment expenses                                         (1)       (1)        (1)        (1)        (1)
    ----------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                   101       115        121        130        130
    Net investment income on assigned capital                   13        14         14         16         16
    Charge for invested capital                                (32)      (32)       (30)       (31)       (36)
    ----------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                       82        97        105        115        110
    ----------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                   379       386        385        430        454

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                              17        16         17         14         12
    Other contract benefits                                     25        28         28         26         21
    Change in reserve                                           11         5         12         16         10
    Interest credited on G/A assets                             65        75         78         84         85
    ----------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                        118       124        135        140        128

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                         178       232        230        281        286
    Operating expenses                                          50        50         45         49         46
    Premium taxes, licenses and fees                             3         3          4          3          3
    Other miscellaneous expenses                                 3         2          2          1          2
    ----------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                   234       287        281        334        337
    Deferred policy acquisition costs                         (155)     (205)      (205)      (250)      (256)
    ----------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                     79        82         76         84         81
    Amortization of deferred policy acquisition costs and
    present value of future pofits                              89        84         87        101        125
    ----------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                      286       290        298        325        334
         Income before income tax expense                       93        96         87        105        120
    Income tax expense (benefit)                                17        18         16         (7)        22
    ----------------------------------------------------------------------------------------------------------
              NET INCOME                                      $ 76      $ 78       $ 71      $ 112       $ 98

    ----------------------------------------------------------------------------------------------------------


                                                           YEAR OVER                    NINE MONTHS ENDED
                                                             YEAR    SEQUENTIAL           SEPTEMBER 30,
                                                           QUARTER    QUARTER       -----------------------------
Revenues                                                    CHANGE     CHANGE        2002       2003      CHANGE
                                                           ---------  ---------     --------   --------   -------
   Premiums and other considerations
    Variable annuity and life fees                              26%        14%        $ 778      $ 786        1%
    Other fees                                                 (36%)      (15%)         117         99      (15%)
    -------------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                       16%        11%          895        885       (1%)

    Gross MVA/MGLI spread income                                36%        11%           76         79        4%
    Investment expenses                                         50%        50%           (5)        (5)        -
    -------------------------------------------------------------------------------------------------------------
         NET GUARANTEED SEPARATE ACCOUNT INCOME                 45%        16%           71         74        4%

    Direct premiums                                            (23%)      (33%)          66         78       18%
    Reinsurance premiums                                        (4%)        9%          (85)       (98)     (15%)
    -------------------------------------------------------------------------------------------------------------
              Total premiums and other considerations           16%         9%          947        939       (1%)

   NET INVESTMENT INCOME
    Gross investment income on G/A assets                       28%          -          268        384       43%
    Investment expenses                                           -          -           (2)        (3)     (50%)
    -------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                    29%          -          266        381       43%
    Net investment income on assigned capital                   23%          -           42         46       10%
    Charge for invested capital                                (13%)      (16%)        (102)       (97)       5%
    -------------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                       34%        (4%)         206        330       60%
    -------------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                    20%         6%        1,153      1,269       10%

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                             (29%)      (14%)          33         43       30%
    Other contract benefits                                    (16%)      (19%)          70         75        7%
    Change in reserve                                           (9%)      (38%)          24         38       58%
    Interest credited on G/A assets                             31%         1%          184        247       34%
    -------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                          8%        (9%)         311        403       30%

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                          61%         2%          552        797       44%
    Operating expenses                                          (8%)       (6%)         145        140       (3%)
    Premium taxes, licenses and fees                              -          -            8         10       25%
    Other miscellaneous expenses                               (33%)      100%            7          5      (29%)
    -------------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                    44%         1%          712        952       34%
    Deferred policy acquisition costs                          (65%)       (2%)        (477)      (711)     (49%)
    -------------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                      3%        (4%)         235        241        3%
    Amortization of deferred policy acquisition costs and
    present value of future pofits                              40%        24%          286        313        9%
    -------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                       17%         3%          832        957       15%
         Income before income tax expense                       29%        14%          321        312       (3%)
    Income tax expense (benefit)                                29%         NM           66         31      (53%)
    -------------------------------------------------------------------------------------------------------------
              NET INCOME                                        29%       (13%)       $ 255      $ 281       10%

    -------------------------------------------------------------------------------------------------------------

                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      LIFE
                                               INVESTMENT PRODUCTS
                                            INCOME STATEMENTS - OTHER



                                                              3Q         4Q          1Q          2Q         3Q
REVENUES                                                     2002       2002        2003        2003       2003
                                                           ---------  ----------  ---------   ---------  ----------
   PREMIUMS AND OTHER CONSIDERATIONS
     Variable annuity and life fees                            $ 16        $ 15       $ 16        $ 18        $ 21
     Other fees                                                  70          67         68          76          85
     ---------------------------------------------------------------------------------------------------------------
          TOTAL FEE INCOME                                       86          82         84          94         106


     Direct premiums                                             99          98        100         145         402
     Reinsurance premiums                                        (1)          -          -           -           -
     ---------------------------------------------------------------------------------------------------------------
               TOTAL PREMIUMS AND OTHER CONSIDERATIONS          184         180        184         239         508

   NET INVESTMENT INCOME
     Gross investment income on G/A assets                      196         202        201         205         216
     Investment expenses                                         (3)         (3)        (3)         (3)         (3)
     ---------------------------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME ON G/A ASSETS                   193         199        198         202         213
     Net investment income on assigned capital                    5           5          5           6           6
     Charge for invested capital                                  -           -          1           -           1
     ---------------------------------------------------------------------------------------------------------------
               TOTAL NET INVESTMENT INCOME                      198         204        204         208         220
     ---------------------------------------------------------------------------------------------------------------
               TOTAL REVENUES                                   382         384        388         447         728

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
     Other contract benefits                                     71          71         73          72          74
     Change in reserve                                           86          86         85         133         392
     Interest credited on G/A assets                             93         105        101         106         113
     ---------------------------------------------------------------------------------------------------------------
               TOTAL BENEFITS AND CLAIMS                        250         262        259         311         579

   OTHER INSURANCE EXPENSES
     Commissions & wholesaling expenses                          53          51         52          63          67
     Operating expenses                                          50          53         47          52          57
     Other miscellaneous expenses                                 3           1          3           2           1
     ---------------------------------------------------------------------------------------------------------------
          SUBTOTAL - EXPENSES BEFORE DEFERRAL                   106         105        102         117         125
     Deferred policy acquisition costs                          (28)        (28)       (34)        (40)        (41)
     ---------------------------------------------------------------------------------------------------------------
               TOTAL OTHER INSURANCE EXPENSE                     78          77         68          77          84
     Amortization of deferred policy acquisition costs and
     present value of future profits                             19          18         22          20          20
     ---------------------------------------------------------------------------------------------------------------
               TOTAL BENEFITS AND EXPENSES                      347         357        349         408         683
          INCOME BEFORE INCOME TAX EXPENSE                       35          27         39          39          45
     Income tax expense                                          11           8         12          10          14
     ---------------------------------------------------------------------------------------------------------------
               NET INCOME                                      $ 24        $ 19       $ 27        $ 29        $ 31

     ---------------------------------------------------------------------------------------------------------------


                                                            YEAR OVER                        NINE MONTHS ENDED
                                                              YEAR     SEQUENTIAL                SEPTEMBER 30,
                                                            QUARTER     QUARTER       ------------------------------
REVENUES                                                     CHANGE      CHANGE         2002        2003      CHANGE
                                                            ---------   ---------     ----------  ---------   ------
   PREMIUMS AND OTHER CONSIDERATIONS
     Variable annuity and life fees                              31%         17%           $ 50       $ 55      10%
     Other fees                                                  21%         12%            237        229      (3%)
     ---------------------------------------------------------------------------------------------------------------
          TOTAL FEE INCOME                                       23%         13%            287        284      (1%)


     Direct premiums                                              nm        177%            326        647      98%
     Reinsurance premiums                                       100%           -             (1)         -     100%
     ---------------------------------------------------------------------------------------------------------------
               TOTAL PREMIUMS AND OTHER CONSIDERATIONS          176%        113%            612        931      52%

   NET INVESTMENT INCOME
     Gross investment income on G/A assets                       10%          5%            567        622      10%
     Investment expenses                                           -           -             (8)        (9)    (13%)
     ---------------------------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME ON G/A ASSETS                    10%          5%            559        613      10%
     Net investment income on assigned capital                   20%           -             15         17      13%
     Charge for invested capital                                   -           -             (2)         2       NM
     ---------------------------------------------------------------------------------------------------------------
               TOTAL NET INVESTMENT INCOME                       11%          6%            572        632      10%
     ---------------------------------------------------------------------------------------------------------------
               TOTAL REVENUES                                    91%         63%          1,184      1,563      32%

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
     Other contract benefits                                      4%          3%            219        219        -
     Change in reserve                                            NM        195%            266        610     129%
     Interest credited on G/A assets                             22%          7%            272        320      18%
     ---------------------------------------------------------------------------------------------------------------
               TOTAL BENEFITS AND CLAIMS                        132%         86%            757      1,149      52%

   OTHER INSURANCE EXPENSES
     Commissions & wholesaling expenses                          26%          6%            192        182      (5%)
     Operating expenses                                          14%         10%            146        156       7%
     Other miscellaneous expenses                               (67%)       (50%)             6          6        -
     ---------------------------------------------------------------------------------------------------------------
          SUBTOTAL - EXPENSES BEFORE DEFERRAL                    18%          7%            344        344        -
     Deferred policy acquisition costs                          (46%)        (2%)           (90)      (115)    (28%)
     ---------------------------------------------------------------------------------------------------------------
               TOTAL OTHER INSURANCE EXPENSE                      8%          9%            254        229     (10%)
     Amortization of deferred policy acquisition costs and
     present value of future profits                              5%           -             56         62      11%
     ---------------------------------------------------------------------------------------------------------------
               TOTAL BENEFITS AND EXPENSES                       97%         67%          1,067      1,440      35%
          INCOME BEFORE INCOME TAX EXPENSE                       29%         15%            117        123       5%
     Income tax expense                                          27%         40%             37         36      (3%)
     ---------------------------------------------------------------------------------------------------------------
               NET INCOME                                        29%          7%           $ 80       $ 87       9%

     ---------------------------------------------------------------------------------------------------------------

                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      LIFE
                                               INVESTMENT PRODUCTS
                                    SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS



                                                   3Q          4Q           1Q          2Q           3Q
SALES                                             2002        2002         2003        2003         2003
                                               ----------- -----------  ----------- -----------  -----------
  INDIVIDUAL ANNUITY
    Broker-dealer                                 $ 1,703     $ 2,544      $ 2,521     $ 3,003      $ 2,853
    Banks                                             846       1,030          980       1,305        1,464
    ---------------------------------------------------------------------------------------------------------
         TOTAL SALES BY DISTRIBUTION              $ 2,549     $ 3,574      $ 3,501     $ 4,308      $ 4,317
    ---------------------------------------------------------------------------------------------------------
    Variable                                      $ 2,397     $ 3,479      $ 3,437     $ 4,206      $ 3,954
    Fixed MVA/other                                   152          95           64         102          363
    ---------------------------------------------------------------------------------------------------------
         TOTAL SALES BY PRODUCT                   $ 2,549     $ 3,574      $ 3,501     $ 4,308      $ 4,317
    ---------------------------------------------------------------------------------------------------------

  RETAIL MUTUAL FUNDS                               $ 945       $ 832        $ 848     $ 1,151      $ 1,138

  CORPORATE
    Annuity                                         $ 234       $ 346        $ 179       $ 276        $ 337
    Mutual funds                                        2           1            3           -            -
    ---------------------------------------------------------------------------------------------------------
         TOTAL CORPORATE                            $ 236       $ 347        $ 182       $ 276        $ 337
    ---------------------------------------------------------------------------------------------------------


  GOVERNMENTAL
    Annuity                                         $ 165        $ 51         $ 77       $ 104        $ 345
    Mutual funds                                        -           -            8           8            9
    ---------------------------------------------------------------------------------------------------------
         TOTAL GOVERNMENTAL                         $ 165        $ 51         $ 85       $ 112        $ 354
    ---------------------------------------------------------------------------------------------------------

  INSTITUTIONAL
    Structured settlements                          $ 113       $ 183        $ 144       $ 180        $ 172
    Terminal funding                                   43          39            9          52          308
    Mutual funds                                       12          11           16          47           55
    GIC/other                                         347         166          164         809          351
    ---------------------------------------------------------------------------------------------------------
         TOTAL INSTITUTIONAL                        $ 515       $ 399        $ 333     $ 1,088        $ 886
    ---------------------------------------------------------------------------------------------------------

  529 COLLEGE SAVINGS/SPECIALTY PRODUCTS/OTHER       $ 27        $ 30         $ 36        $ 49         $ 56
  -----------------------------------------------------------------------------------------------------------


SALES & OTHER DEPOSITS
  INDIVIDUAL ANNUITY
    Variable                                      $ 2,397     $ 3,479      $ 3,437     $ 4,206      $ 3,954
    Fixed MVA/other                                   186         150          140         191          452
    ---------------------------------------------------------------------------------------------------------
         TOTAL INDIVIDUAL ANNUITY                   2,583       3,629        3,577       4,397        4,406
    ---------------------------------------------------------------------------------------------------------

  RETAIL MUTUAL FUNDS                                 945         832          848       1,151        1,138

  CORPORATE
    Annuity                                           325         295          396         327          409
    Mutual funds                                        4           5           45          52           55
    ---------------------------------------------------------------------------------------------------------
         TOTAL CORPORATE                              329         300          441         379          464
    ---------------------------------------------------------------------------------------------------------


  GOVERNMENTAL
    Annuity                                           369         191          234         274          520
    Mutual funds                                       43           2            8           8            9
    ---------------------------------------------------------------------------------------------------------
         TOTAL GOVERNMENTAL                           412         193          242         282          529
    ---------------------------------------------------------------------------------------------------------

  INSTITUTIONAL
    Structured settlements                            106         133          155         142          161
    Terminal funding                                   44          38            9          53          304
    Mutual funds                                       12          11           16          47           55
    GIC/Other                                         305          64          168         931          334
    ---------------------------------------------------------------------------------------------------------
         TOTAL INSTITUTIONAL                          467         246          348       1,173          854
    ---------------------------------------------------------------------------------------------------------

  529 COLLEGE SAVINGS/SPECIALTY PRODUCTS/OTHER       $ 27        $ 30         $ 36        $ 49         $ 56
  -----------------------------------------------------------------------------------------------------------

              TOTAL INVESTMENT PRODUCTS           $ 4,763     $ 5,230      $ 5,492     $ 7,431      $ 7,447
-------------------------------------------------------------------------------------------------------------



                                                 YEAR OVER                           NINE MONTHS ENDED
                                                   YEAR      SEQUENTIAL                 SEPTEMBER 30,
                                                  QUARTER     QUARTER       ------------------------------------
SALES                                             CHANGE       CHANGE          2002         2003       CHANGE
                                                ------------ -----------    -----------  ----------- -----------
  INDIVIDUAL ANNUITY
    Broker-dealer                                       68%         (5%)       $ 5,190      $ 8,377         61%
    Banks                                               73%         12%          2,872        3,749         31%
    ------------------------------------------------------------------------------------------------------------
         TOTAL SALES BY DISTRIBUTION                    69%           -        $ 8,062     $ 12,126         50%
    ------------------------------------------------------------------------------------------------------------
    Variable                                            65%         (6%)       $ 6,869     $ 11,597         69%
    Fixed MVA/other                                    139%          NM          1,193          529        (56%)
    ------------------------------------------------------------------------------------------------------------
         TOTAL SALES BY PRODUCT                         69%           -        $ 8,062     $ 12,126         50%
    ------------------------------------------------------------------------------------------------------------

  RETAIL MUTUAL FUNDS                                   20%         (1%)       $ 3,946      $ 3,137        (21%)

  CORPORATE
    Annuity                                             44%         22%          $ 655        $ 792         21%
    Mutual funds                                      (100%)          -              3            3           -
    ------------------------------------------------------------------------------------------------------------
         TOTAL CORPORATE                                43%         22%          $ 658        $ 795         21%
    ------------------------------------------------------------------------------------------------------------


  GOVERNMENTAL
    Annuity                                            109%          NM          $ 287        $ 526         83%
    Mutual funds                                          -         13%              -           25           -
    ------------------------------------------------------------------------------------------------------------
         TOTAL GOVERNMENTAL                            115%          NM          $ 287        $ 551         92%
    ------------------------------------------------------------------------------------------------------------

  INSTITUTIONAL
    Structured settlements                              52%         (4%)         $ 333        $ 496         49%
    Terminal funding                                     NM          NM            105          369          NM
    Mutual funds                                         NM         17%             36          118          NM
    GIC/other                                            1%        (57%)         1,116        1,324         19%
    ------------------------------------------------------------------------------------------------------------
         TOTAL INSTITUTIONAL                            72%        (19%)       $ 1,590      $ 2,307         45%
    ------------------------------------------------------------------------------------------------------------

  529 COLLEGE SAVINGS/SPECIALTY PRODUCTS/OTHER         107%         14%           $ 64        $ 141        120%
  --------------------------------------------------------------------------------------------------------------


SALES & OTHER DEPOSITS
  INDIVIDUAL ANNUITY
    Variable                                            65%         (6%)       $ 6,869     $ 11,597         69%
    Fixed MVA/other                                    143%        137%          1,295          783        (40%)
    ------------------------------------------------------------------------------------------------------------
         TOTAL INDIVIDUAL ANNUITY                       71%           -          8,164       12,380         52%
    ------------------------------------------------------------------------------------------------------------

  RETAIL MUTUAL FUNDS                                   20%         (1%)         3,946        3,137        (21%)

  CORPORATE
    Annuity                                             26%         25%            949        1,132         19%
    Mutual funds                                         NM          6%             63          152        141%
    ------------------------------------------------------------------------------------------------------------
         TOTAL CORPORATE                                41%         22%          1,012        1,284         27%
    ------------------------------------------------------------------------------------------------------------


  GOVERNMENTAL
    Annuity                                             41%         90%            814        1,028         26%
    Mutual funds                                       (79%)        13%             43           25        (42%)
    ------------------------------------------------------------------------------------------------------------
         TOTAL GOVERNMENTAL                             28%         88%            857        1,053         23%
    ------------------------------------------------------------------------------------------------------------

  INSTITUTIONAL
    Structured settlements                              52%         13%            365          458         25%
    Terminal funding                                     NM          NM            106          366          NM
    Mutual funds                                         NM         17%             36          118          NM
    GIC/Other                                           10%        (64%)           983        1,433         46%
    ------------------------------------------------------------------------------------------------------------
         TOTAL INSTITUTIONAL                            83%        (27%)         1,490        2,375         59%
    ------------------------------------------------------------------------------------------------------------

  529 COLLEGE SAVINGS/SPECIALTY PRODUCTS/OTHER         107%         14%           $ 64        $ 141        120%
  --------------------------------------------------------------------------------------------------------------

              TOTAL INVESTMENT PRODUCTS                 56%           -       $ 15,533     $ 20,370         31%
----------------------------------------------------------------------------------------------------------------

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                            LIFE
                                                     INVESTMENT PRODUCTS
                                         SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT

                                                               3Q              4Q              1Q               2Q
                                                              2002            2002            2003             2003
                                                         ---------------  --------------  --------------  ---------------
INDIVIDUAL ANNUITY
   General account                                              $ 7,569         $ 8,583         $ 9,523          $ 9,899
   Guaranteed separate account                                    9,684           9,721           9,747            9,685
   Non-guaranteed separate account                               52,878          56,604          55,379           64,751
   -----------------------------------------------------------------------------------------------------------------------
     TOTAL INDIVIDUAL ANNUITY                                  $ 70,131        $ 74,908        $ 74,649         $ 84,335
--------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENT PRODUCTS
   General account                                             $ 11,906        $ 11,913        $ 12,350         $ 13,178
   Guaranteed separate account                                      429             417             407              401
   Non-guaranteed separate account                                7,033           7,591           7,617            9,156
   -----------------------------------------------------------------------------------------------------------------------
     TOTAL OTHER INVESTMENT PRODUCTS                           $ 19,368        $ 19,921        $ 20,374         $ 22,735
--------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT PRODUCTS
   General account                                             $ 19,475        $ 20,496        $ 21,873         $ 23,077
   Guaranteed separate account                                   10,113          10,138          10,154           10,086
   Non-guaranteed separate account                               59,911          64,195          62,996           73,907
   -----------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT PRODUCTS                                 $ 89,499        $ 94,829        $ 95,023        $ 107,070
--------------------------------------------------------------------------------------------------------------------------

BY PRODUCT
   INDIVIDUAL ANNUITY
     Individual Variable Annuities
       General account                                          $ 6,704         $ 7,702         $ 8,620          $ 8,959
       Separate account                                          52,914          56,641          55,427           64,789
       -------------------------------------------------------------------------------------------------------------------
       Total individual variable annuities                       59,618          64,343          64,047           73,748

     Fixed MVA & other individual annuities                      10,513          10,565          10,602           10,587
     ---------------------------------------------------------------------------------------------------------------------
       TOTAL INDIVIDUAL ANNUITY                                  70,131          74,908          74,649           84,335
     ---------------------------------------------------------------------------------------------------------------------

   CORPORATE - ANNUITY                                            2,759           2,972           3,212            3,700

   GOVERNMENTAL - ANNUITY                                         6,890           7,211           7,199            7,811

   INSTITUTIONAL
     Structured settlements                                       2,588           2,686           2,838            2,979
     Terminal funding                                             1,944           1,978           1,975            2,047
     Other                                                        1,702           1,741           1,681            2,151
     GIC                                                          3,485           3,333           3,469            4,047
     ---------------------------------------------------------------------------------------------------------------------
       TOTAL INSTITUTIONAL                                        9,719           9,738           9,963           11,224
     ---------------------------------------------------------------------------------------------------------------------

       TOTAL INVESTMENT PRODUCTS ACCOUNT VALUE                   89,499          94,829          95,023          107,070

   SPECIALTY PRODUCTS/OTHER - SEGREGATED ASSETS                       -               -               7               20

   MUTUAL FUND ASSETS
     Retail mutual fund assets                                   12,967          14,079          13,742           16,290
     Corporate mutual fund assets                                   361             393             394              471
     Governmental mutual fund assets                                604             642             609              684
     Specialty product/other mutual fund assets                       -               -              84              104
     Institutional mutual fund assets                               107             120             108              166
     529 College Savings Plan assets                                 53              87             108              147
     ---------------------------------------------------------------------------------------------------------------------
       TOTAL MUTUAL FUND ASSETS                                  14,092          15,321          15,045           17,862
     ---------------------------------------------------------------------------------------------------------------------

       TOTAL INVESTMENT PRODUCTS ASSETS UNDER MANAGEMENT      $ 103,591       $ 110,150       $ 110,075        $ 124,952
--------------------------------------------------------------------------------------------------------------------------

                                                                             YEAR OVER
                                                                               YEAR         SEQUENTIAL
                                                               3Q             QUARTER        QUARTER
                                                              2003            CHANGE          CHANGE
                                                         ---------------   --------------  ------------
INDIVIDUAL ANNUITY
   General account                                              $ 9,796           29%              (1%)
   Guaranteed separate account                                    9,996            3%               3%
   Non-guaranteed separate account                               68,719           30%               6%
   ----------------------------------------------------------------------------------------------------
     TOTAL INDIVIDUAL ANNUITY                                  $ 88,511           26%               5%
-------------------------------------------------------------------------------------------------------

OTHER INVESTMENT PRODUCTS
   General account                                             $ 14,084           18%               7%
   Guaranteed separate account                                      367          (14%)             (8%)
   Non-guaranteed separate account                                9,814           40%               7%
   ----------------------------------------------------------------------------------------------------
     TOTAL OTHER INVESTMENT PRODUCTS                           $ 24,265           25%               7%
-------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT PRODUCTS
   General account                                             $ 23,880           23%               3%
   Guaranteed separate account                                   10,363            2%               3%
   Non-guaranteed separate account                               78,533           31%               6%
   ----------------------------------------------------------------------------------------------------
     TOTAL INVESTMENT PRODUCTS                                $ 112,776           26%               5%
-------------------------------------------------------------------------------------------------------

BY PRODUCT
   INDIVIDUAL ANNUITY
     Individual Variable Annuities
       General account                                          $ 8,816           32%              (2%)
       Separate account                                          68,756           30%               6%
       ------------------------------------------------------------------------------------------------
       Total individual variable annuities                       77,572           30%               5%

     Fixed MVA & other individual annuities                      10,939            4%               3%
     --------------------------------------------------------------------------------------------------
       TOTAL INDIVIDUAL ANNUITY                                  88,511           26%               5%
     --------------------------------------------------------------------------------------------------

   CORPORATE - ANNUITY                                            4,044           47%               9%

   GOVERNMENTAL - ANNUITY                                         8,319           21%               7%

   INSTITUTIONAL
     Structured settlements                                       3,140           21%               5%
     Terminal funding                                             2,333           20%              14%
     Other                                                        2,168           27%               1%
     GIC                                                          4,261           22%               5%
     --------------------------------------------------------------------------------------------------
       TOTAL INSTITUTIONAL                                       11,902           22%               6%
     --------------------------------------------------------------------------------------------------

       TOTAL INVESTMENT PRODUCTS ACCOUNT VALUE                  112,776           26%               5%

   SPECIALTY PRODUCTS/OTHER - SEGREGATED ASSETS                      30             -              50%

   MUTUAL FUND ASSETS
     Retail mutual fund assets                                   17,208           33%               6%
     Corporate mutual fund assets                                   502           39%               7%
     Governmental mutual fund assets                                695           15%               2%
     Specialty product/other mutual fund assets                     122             -              17%
     Institutional mutual fund assets                               196           83%              18%
     529 College Savings Plan assets                                177            NM              20%
     --------------------------------------------------------------------------------------------------
       TOTAL MUTUAL FUND ASSETS                                  18,900           34%               6%
     --------------------------------------------------------------------------------------------------

       TOTAL INVESTMENT PRODUCTS ASSETS UNDER MANAGEMENT      $ 131,706           27%               5%
-------------------------------------------------------------------------------------------------------

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                            LIFE
                                                     INVESTMENT PRODUCTS
                            SUPPLEMENTAL DATA - INDIVIDUAL ANNUITY- ACCOUNT VALUE ROLLFORWARD [1]


                                                                                        3Q           4Q           1Q
                                                                                       2002         2002         2003
                                                                                    -----------  ------------ ------------

VARIABLE ANNUITIES                                                Beginning balance   $ 67,712      $ 59,618     $ 64,343
     Sales/premiums/other deposits                                                       2,397         3,479        3,437
     Surrenders                                                                         (1,957)       (1,859)      (1,800)
     Death benefits/annuitizations/other                                                  (265)         (249)        (307)
     Net exchanges                                                                          (4)           11            8
     ----------------------------------------------------------------------------------------------------------------------
         Net Flows                                                                         171         1,382        1,338
     Change in market value/change in reserve/interest credited                         (8,265)        3,343       (1,634)
     ----------------------------------------------------------------------------------------------------------------------
                                                                   ENDING BALANCE     $ 59,618      $ 64,343     $ 64,047

---------------------------------------------------------------------------------------------------------------------------
FIXED MVA AND OTHER                                             Beginning balance     $ 10,413      $ 10,513     $ 10,565
     Sales/premiums/other deposits                                                         186           150          140
     Surrenders                                                                           (142)         (163)        (152)
     Death benefits/annuitizations/other                                                   (95)          (92)         (99)
     Net exchanges                                                                           9           (10)          (7)
     ----------------------------------------------------------------------------------------------------------------------
         Net Flows                                                                         (42)         (115)        (118)
     Change in market value/change in reserve/interest credited                            142           167          155
     ----------------------------------------------------------------------------------------------------------------------

                                                                   ENDING BALANCE     $ 10,513      $ 10,565     $ 10,602

---------------------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL ANNUITY                                          Beginning balance   $ 78,125      $ 70,131     $ 74,908
     Sales/premiums/other deposits                                                       2,583         3,629        3,577
     Surrenders                                                                         (2,099)       (2,022)      (1,952)
     Death benefits/annuitizations/other                                                  (360)         (341)        (406)
     Net exchanges                                                                           5             1            1
     ----------------------------------------------------------------------------------------------------------------------
         Net Flows                                                                         129         1,267        1,220
     Change in market value/change in reserve/interest credited                         (8,123)        3,510       (1,479)
     ----------------------------------------------------------------------------------------------------------------------
                                                                   ENDING BALANCE     $ 70,131      $ 74,908     $ 74,649

---------------------------------------------------------------------------------------------------------------------------

                                                                                         2Q              3Q
                                                                                        2003            2003
                                                                                     ------------  ---------------

VARIABLE ANNUITIES                                                Beginning balance     $ 64,047         $ 73,748
     Sales/premiums/other deposits                                                         4,206            3,954
     Surrenders                                                                           (1,467)          (1,427)
     Death benefits/annuitizations/other                                                    (297)            (270)
     Net exchanges                                                                            23               11
     -------------------------------------------------------------------------------------------------------------
         Net Flows                                                                         2,465            2,268
     Change in market value/change in reserve/interest credited                            7,236            1,556
     -------------------------------------------------------------------------------------------------------------
                                                                   ENDING BALANCE       $ 73,748         $ 77,572

------------------------------------------------------------------------------------------------------------------
FIXED MVA AND OTHER                                             Beginning balance       $ 10,602         $ 10,587
     Sales/premiums/other deposits                                                           191              452
     Surrenders                                                                             (239)            (149)
     Death benefits/annuitizations/other                                                    (113)             (98)
     Net exchanges                                                                           (21)             (11)
     -------------------------------------------------------------------------------------------------------------
         Net Flows                                                                          (182)             194
     Change in market value/change in reserve/interest credited                              167              158
     -------------------------------------------------------------------------------------------------------------
                                                                                                 --
                                                                   ENDING BALANCE       $ 10,587         $ 10,939

------------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL ANNUITY                                          Beginning balance     $ 74,649         $ 84,335
     Sales/premiums/other deposits                                                         4,397            4,406
     Surrenders                                                                           (1,706)          (1,576)
     Death benefits/annuitizations/other                                                    (410)            (368)
     Net exchanges                                                                             2                -
     -------------------------------------------------------------------------------------------------------------
         Net Flows                                                                         2,283            2,462
     Change in market value/change in reserve/interest credited                            7,403            1,714
     -------------------------------------------------------------------------------------------------------------
                                                                   ENDING BALANCE       $ 84,335         $ 88,511

------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                                          THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                             LIFE
                                                      INVESTMENT PRODUCTS
                              SUPPLEMENTAL DATA - OTHER - ACCOUNT VALUE AND ASSET ROLLFORWARD [1]


                                                                                           3Q            4Q           1Q
                                                                                          2002          2002         2003
                                                                                       ------------  ------------ ------------
OTHER INVESTMENT PRODUCTS    ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                              BEGINNING BALANCE               $ 19,511      $ 19,368     $ 19,921
                              Sales/premiums/other deposits                                  1,149           721          962
                              Surrenders                                                      (409)         (595)        (348)
                              Death benefits/annuitizations/other                             (129)         (128)        (122)
                              -------------------------------------------------------------------------------------------------
                              Net flows                                                        611            (2)         492
                              Change in market value/change in reserve/interest credited      (754)          555          (39)
                              -------------------------------------------------------------------------------------------------
                                                             ENDING BALANCE               $ 19,368      $ 19,921     $ 20,374

-------------------------------------------------------------------------------------------------------------------------------
RETAIL MUTUAL FUNDS          Asset Rollforward
                                                          Beginning balance               $ 14,922      $ 12,967     $ 14,079
                              New sales                                                        945           832          848
                              Redemptions                                                     (809)         (705)        (716)
                              -------------------------------------------------------------------------------------------------
                                   Net sales                                                   136           127          132
                              Change in market value                                        (2,087)          935         (469)
                              Other                                                             (4)           50            -
                              -------------------------------------------------------------------------------------------------
                                                             ENDING BALANCE               $ 12,967      $ 14,079     $ 13,742

-------------------------------------------------------------------------------------------------------------------------------


                                                                                             2Q            3Q
                                                                                            2003          2003
                                                                                         -----------   -----------
OTHER INVESTMENT PRODUCTS    ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                              Beginning balance                $ 20,374       $22,735
                              Sales/premiums/other deposits                                   1,727         1,728
                              Surrenders                                                       (411)         (406)
                              Death benefits/annuitizations/other                              (115)         (115)
                              ------------------------------------------------------------------------------------
                              Net flows                                                       1,201         1,207
                              Change in market value/change in reserve/interest credited      1,160           323
                              ------------------------------------------------------------------------------------
                                                             ENDING BALANCE                $ 22,735       $24,265

------------------------------------------------------------------------------------------------------------------
RETAIL MUTUAL FUNDS          Asset Rollforward
                                                          Beginning balance                $ 13,742       $16,290
                              New sales                                                       1,151         1,138
                              Redemptions                                                      (615)         (654)
                              ------------------------------------------------------------------------------------
                                   Net sales                                                    536           484
                              Change in market value                                          2,012           444
                              Other                                                               -           (10)
                              ------------------------------------------------------------------------------------
                                                             ENDING BALANCE                $ 16,290       $17,208

------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                         INVESTMENT PRODUCTS
                                        SUPPLEMENTAL DATA - GUARANTEED MINIMUM DEATH BENEFITS


                                                                                        AS OF SEPTEMBER 30, 2003
                                                                       ------------------------------------------------------------
                                                                          ACCOUNT         NET AMT        % OF NAR       RETAINED
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE                   VALUE          AT RISK         REINSURED        NAR
                                                                       --------------  --------------   ---------------------------
Maximum anniversary value (MAV) [1]
     MAV only                                                               $ 58,187        $ 13,389            87%        $ 1,776
     with 5% rollup [2]                                                        4,081             904            81%            176
     with Earnings Protection Benefit Rider (EPB)                              2,405             104            61%             40
     with 5% rollup & EPB                                                      1,356             114            83%             20
     ------------------------------------------------------------------------------------------------------------------------------
     Total MAV                                                                66,029          14,511            86%          2,011
Asset Protection Benefit (APB) [3]                                             2,491              12            40%              7
Ratchet [4] (5 years)                                                             47               7            82%              1
Reset [5] (5-7 years)                                                          8,591           1,657              -          1,656
Return of Premium [6]/Other                                                      414              13              -             13
-----------------------------------------------------------------------------------------------------------------------------------
           TOTAL                                                            $ 77,572        $ 16,200            77%        $ 3,689
-----------------------------------------------------------------------------------------------------------------------------------


                                                              AS OF            AS OF        AS OF         AS OF          AS OF
                                                          SEPTEMBER 30,     DECEMBER 31,   MARCH 31,     JUNE 30,     SEPTEMBER 30,
OTHER DATA                                                   2002              2002          2003          2003           2003
                                                        -----------------  ------------- -------------  -----------   ------------
S&P 500 Index Value at end of period                              815.28         879.82        848.18       974.50         995.97
Total account value                                             $ 59,618       $ 64,343      $ 64,047     $ 73,748       $ 77,572
Net amount at risk  (NAR)                                         25,905         22,387        23,587       17,375         16,200
Retained net amount at risk                                        4,871          4,063         4,423        3,767          3,689
GMDB net statutory reserve [7]                                       366            267           286          233            205
Present value of retained guaranteed death benefits                  184            159           191          183            176
95% Confidence interval of present value of retained
     guaranteed death benefits                                 (91 - 378)     (86 - 349)     (108-396)  (121 - 387)    (110 - 368)
----------------------------------------------------------------------------------------------------------------------------------
Embedded value of variable annuity in-force business [8]
     Value of in-force                                           $ 2,258        $ 2,510       $ 2,332      $ 2,545        $ 2,492
     Cost of capital                                                (248)          (284)         (281)        (339)          (350)
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL EMBEDDED VALUE                                        $ 2,010        $ 2,226       $ 2,051      $ 2,206        $ 2,142
----------------------------------------------------------------------------------------------------------------------------------

[1] MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).
[2] Rollup: the death benefit is the greatest of current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.
[3] APB: the death benefit is the greater of current account value or current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[4] Ratchet: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any specified anniversary before age 85 (adjusted for withdrawals).
[5] Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).
[6] Return of premium: the death benefit is the greater of current account value and net premiums paid.
[7]  No equivalent GAAP reserve is held by the Company.
[8] Significant Assumptions: (a) 9.25% cost of capital, (b) 9% separate account appreciation (c) 35% effective tax rate. Excludes the value of statutory surplus required to support the in-force business.

                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      LIFE
                                                 INDIVIDUAL LIFE
                                                INCOME STATEMENTS



                                                            3Q        4Q         1Q        2Q        3Q
REVENUES                                                   2002      2002       2003      2003      2003
                                                          --------  --------  --------- ---------  --------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                            $ 9      $ 10        $ 9      $ 11      $ 11
    Cost of insurance charges                                 104       105        106       107       108
    Other fees                                                 62        60         64        64        69
    -------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                     175       175        179       182       188

    Gross MVA/MGLI spread income                                3         2          3         2         2
    -------------------------------------------------------------------------------------------------------
         NET GUARANTEED SEPARATE ACCOUNT INCOME                 3         2          3         2         2

    Direct premiums                                            14        15         14        15        15
    Net reinsurance premiums                                  (17)      (18)       (18)      (21)      (19)
    -------------------------------------------------------------------------------------------------------
         NET PREMIUMS                                          (3)       (3)        (4)       (6)       (4)
    -------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS         175       174        178       178       186

   NET INVESTMENT INCOME
    Gross FAS 97 investment income on G/A assets               61        59         62        58        59
    Gross FAS 60 investment income on G/A assets               11        12         11        11        11
    -------------------------------------------------------------------------------------------------------
         GROSS INVESTMENT INCOME ON G/A ASSETS                 72        71         73        69        70
    Investment expenses                                        (1)       (1)        (1)        -        (1)
    -------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                   71        70         72        69        69
    Net investment income on assigned capital                   3         4          4         3         4
    Charge for invested capital                               (10)      (10)       (10)      (10)      (10)
    -------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                      64        64         66        62        63
    -------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                  239       238        244       240       249

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                             50        61         61        55        62
    Other contract benefits                                     7         5          5         6         6
    Change in reserve                                          (1)        -          -        (2)        -
    Interest credited on G/A assets                            48        47         46        49        49
    -------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                       104       113        112       108       117

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                         37        45         37        37        40
    Operating expenses                                         45        48         44        47        47
    Premium taxes, licenses and fees                            8         7          8         7         7
    Dividends to policyholders                                  1         -          1         -         1
    -------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                   91       100         90        91        95
    Deferred policy acquisition costs                         (54)      (57)       (51)      (52)      (57)
    -------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                    37        43         39        39        38
    Amortization of deferred policy acquisition costs and
    present value of future profits                            49        32         46        43        42
    -------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                     190       188        197       190       197
         INCOME BEFORE INCOME TAX EXPENSE                      49        50         47        50        52
    Income tax expense                                         16        16         15        14        16
    -------------------------------------------------------------------------------------------------------
              NET INCOME                                     $ 33      $ 34       $ 32      $ 36      $ 36
    -------------------------------------------------------------------------------------------------------


                                                            YEAR OVER                   NINE MONTHS ENDED
                                                              YEAR    SEQUENTIAL           SEPTEMBER 30,
                                                             QUARTER   QUARTER      ----------------------------
REVENUES                                                     CHANGE    CHANGE        2002      2003     CHANGE
                                                            ---------  --------     --------  --------  --------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                               22%         -         $ 31      $ 31         -
    Cost of insurance charges                                     4%        1%          310       321        4%
    Other fees                                                   11%        8%          179       197       10%
    ------------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                         7%        3%          520       549        6%

    Gross MVA/MGLI spread income                                (33%)        -            8         7      (13%)
    ------------------------------------------------------------------------------------------------------------
         NET GUARANTEED SEPARATE ACCOUNT INCOME                 (33%)        -            8         7      (13%)

    Direct premiums                                               7%         -           41        44        7%
    Net reinsurance premiums                                    (12%)      10%          (46)      (58)     (26%)
    ------------------------------------------------------------------------------------------------------------
         NET PREMIUMS                                           (33%)      33%           (5)      (14)    (180%)
    ------------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS             6%        4%          523       542        4%

   NET INVESTMENT INCOME
    Gross FAS 97 investment income on G/A assets                 (3%)       2%          185       179       (3%)
    Gross FAS 60 investment income on G/A assets                   -         -           32        33        3%
    ------------------------------------------------------------------------------------------------------------
         GROSS INVESTMENT INCOME ON G/A ASSETS                   (3%)       1%          217       212       (2%)
    Investment expenses                                            -         -           (2)       (2)        -
    ------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                     (3%)        -          215       210       (2%)
    Net investment income on assigned capital                    33%       33%           11        11         -
    Charge for invested capital                                    -         -          (29)      (30)      (3%)
    ------------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                        (2%)       2%          197       191       (3%)
    ------------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                      4%        4%          720       733        2%

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                               24%       13%          171       178        4%
    Other contract benefits                                     (14%)        -           18        17       (6%)
    Change in reserve                                           100%      100%           (8)       (2)      75%
    Interest credited on G/A assets                               2%         -          149       144       (3%)
    ------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                          13%        8%          330       337        2%

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                            8%        8%          128       114      (11%)
    Operating expenses                                            4%         -          137       138        1%
    Premium taxes, licenses and fees                            (13%)        -           24        22       (8%)
    Dividends to policyholders                                     -         -            3         2      (33%)
    ------------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                      4%        4%          292       276       (5%)
    Deferred policy acquisition costs                            (6%)     (10%)        (176)     (160)       9%
    ------------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                       3%       (3%)         116       116         -
    Amortization of deferred policy acquisition costs and
    present value of future profits                             (14%)      (2%)         128       131        2%
    ------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                         4%        4%          574       584        2%
         Income before income tax expense                         6%        4%          146       149        2%
    Income tax expense                                             -       14%           47        45       (4%)
    ------------------------------------------------------------------------------------------------------------
              NET INCOME                                          9%         -         $ 99     $ 104        5%
    ------------------------------------------------------------------------------------------------------------

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                               LIFE
                                                          INDIVIDUAL LIFE
                                                         SUPPLEMENTAL DATA

                                                          3Q          4Q            1Q             2Q            3Q
                                                         2002        2002          2003           2003          2003
                                                   -------------  ------------  -------------  ------------  -------------
SALES BY DISTRIBUTION
     Wirehouse/regional broker-dealer/banks                $ 17          $ 22           $ 15          $ 18           $ 28
     Independent broker-dealer/WFS                           13            12             13            11             12
     Life professional/other                                  7            14             11             8             10
     ----------------------------------------------------------------------------------------------------------------------
          TOTAL SALES BY DISTRIBUTION                      $ 37          $ 48           $ 39          $ 37           $ 50
---------------------------------------------------------------------------------------------------------------------------

SALES BY PRODUCT
     Variable life                                         $ 30          $ 36           $ 26          $ 23           $ 26
     Universal life                                           5             9             11            11             21
     Term life/other                                          2             3              2             3              3
     ----------------------------------------------------------------------------------------------------------------------
          TOTAL SALES BY PRODUCT                           $ 37          $ 48           $ 39          $ 37           $ 50
---------------------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE
     General account                                    $ 3,639       $ 3,658        $ 3,682       $ 3,722        $ 3,770
     Separate account                                     3,721         3,899          3,901         4,344          4,477
     ----------------------------------------------------------------------------------------------------------------------
          TOTAL ACCOUNT VALUE                           $ 7,360       $ 7,557        $ 7,583       $ 8,066        $ 8,247
---------------------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE BY PRODUCT
     Variable life                                      $ 3,458       $ 3,648        $ 3,673       $ 4,141        $ 4,284
     Universal life/interest sensitive whole life         3,146         3,139          3,144         3,166          3,213
     Modified guaranteed life                               683           680            677           671            661
     Other                                                   73            90             89            88             89
     ----------------------------------------------------------------------------------------------------------------------
          TOTAL ACCOUNT VALUE BY PRODUCT                $ 7,360       $ 7,557        $ 7,583       $ 8,066        $ 8,247
---------------------------------------------------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE
     Variable life                                     $ 65,797      $ 66,715       $ 66,631      $ 66,518       $ 66,561
     Universal life/interest sensitive whole life        38,743        38,457         38,098        37,935         37,990
     Term life                                           19,393        20,312         21,115        21,895         22,754
     Modified guaranteed life                               961           947            933           918            896
     Other                                                  244           249            252           254            261
     ----------------------------------------------------------------------------------------------------------------------
          TOTAL LIFE INSURANCE IN FORCE               $ 125,138     $ 126,680      $ 127,029     $ 127,520      $ 128,462
---------------------------------------------------------------------------------------------------------------------------

                                                     YEAR OVER                                  NINE MONTHS ENDED
                                                       YEAR          SEQUENTIAL                    SEPTEMBER 30,
                                                      QUARTER           QUARTER      ------------------------------------------
                                                       CHANGE           CHANGE          2002           2003          CHANGE
                                                    -------------  ----------------  -------------  -------------  ------------
SALES BY DISTRIBUTION
     Wirehouse/regional broker-dealer/banks               65%               56%           $ 55           $ 61           11%
     Independent broker-dealer/WFS                        (8%)               9%             44             36          (18%)
     Life professional/other                              43%               25%             26             29           12%
     -----------------------------------------------------------------------------------------------------------------------
          TOTAL SALES BY DISTRIBUTION                     35%               35%          $ 125          $ 126            1%
----------------------------------------------------------------------------------------------------------------------------

SALES BY PRODUCT
     Variable life                                       (13%)              13%          $ 105           $ 75          (29%)
     Universal life                                        NM               91%             13             43            NM
     Term life/other                                      50%                 -              7              8           14%
     -----------------------------------------------------------------------------------------------------------------------
          TOTAL SALES BY PRODUCT                          35%               35%          $ 125          $ 126            1%
----------------------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE
     General account                                       4%                1%
     Separate account                                     20%                3%
     -----------------------------------------------------------------------------------------------------------------------
          TOTAL ACCOUNT VALUE                             12%                2%
----------------------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE BY PRODUCT
     Variable life                                        24%                3%
     Universal life/interest sensitive whole life          2%                1%
     Modified guaranteed life                             (3%)              (1%)
     Other                                                22%                1%
     -----------------------------------------------------------------------------------------------------------------------
          TOTAL ACCOUNT VALUE BY PRODUCT                  12%                2%
----------------------------------------------------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE
     Variable life                                         1%                 -
     Universal life/interest sensitive whole life         (2%)                -
     Term life                                            17%                4%
     Modified guaranteed life                             (7%)              (2%)
     Other                                                 7%                3%
     -----------------------------------------------------------------------------------------------------------------------
          TOTAL LIFE INSURANCE IN FORCE                    3%                1%
----------------------------------------------------------------------------------------------------------------------------

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                       LIFE
                                                  INDIVIDUAL LIFE
                                             ACCOUNT VALUE ROLLFORWARD

                                                                     3Q               4Q               1Q
                                                                    2002             2002             2003
                                                               ---------------- ---------------- ----------------

VARIABLE LIFE                             BEGINNING BALANCE            $ 3,760          $ 3,458          $ 3,648
                          First year & single premiums                      91               94               78
                          Renewal premiums                                 117              135              133
                     --------------------------------------------------------------------------------------------
                     Premiums and deposits                                 208              229              211
                     Change in market value/interest credited             (369)             127              (35)
                     Surrenders                                            (45)             (65)             (52)
                     Death benefits/policy fees                            (98)            (105)            (104)
                     Net exchanges                                           2                4                5
                     --------------------------------------------------------------------------------------------
                                             ENDING BALANCE            $ 3,458          $ 3,648          $ 3,673

-----------------------------------------------------------------------------------------------------------------
OTHER [1]                                 BEGINNING BALANCE            $ 3,875          $ 3,902          $ 3,909
                          First year & single premiums                       8               12               13
                          Renewal premiums                                 111               90               86
                     --------------------------------------------------------------------------------------------
                     Premiums and deposits                                 119              102               99
                     Change in market value/interest credited               50               52               49
                     Surrenders                                            (54)             (55)             (54)
                     Death benefits/policy fees                            (86)             (88)             (88)
                     Net exchanges                                          (2)              (4)              (5)
                     --------------------------------------------------------------------------------------------
                                             ENDING BALANCE            $ 3,902          $ 3,909          $ 3,910

-----------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL LIFE                     BEGINNING BALANCE            $ 7,635          $ 7,360          $ 7,557
                          First year & single premiums                      99              106               91
                          Renewal premiums                                 228              225              219
                     --------------------------------------------------------------------------------------------
                     Premiums and deposits                                 327              331              310
                     Change in market value/interest credited             (319)             179               14
                     Surrenders                                            (99)            (120)            (106)
                     Death benefits/policy fees                           (184)            (193)            (192)
                     Net exchanges                                           -                -                -
                     --------------------------------------------------------------------------------------------
                                             ENDING BALANCE            $ 7,360          $ 7,557          $ 7,583
-----------------------------------------------------------------------------------------------------------------


                                                                      2Q               3Q
                                                                     2003             2003
                                                                ---------------  ---------------

VARIABLE LIFE                             BEGINNING BALANCE            $ 3,673          $ 4,141
                          First year & single premiums                      69               65
                          Renewal premiums                                 125              121
                     ---------------------------------------------------------------------------
                     Premiums and deposits                                 194              186
                     Change in market value/interest credited              437              119
                     Surrenders                                            (60)             (64)
                     Death benefits/policy fees                           (107)            (103)
                     Net exchanges                                           4                5
                     ---------------------------------------------------------------------------
                                             ENDING BALANCE            $ 4,141          $ 4,284

------------------------------------------------------------------------------------------------
OTHER [1]                                 BEGINNING BALANCE            $ 3,910          $ 3,925
                          First year & single premiums                      20               59
                          Renewal premiums                                  83               86
                     ---------------------------------------------------------------------------
                     Premiums and deposits                                 103              145
                     Change in market value/interest credited               52               50
                     Surrenders                                            (48)             (62)
                     Death benefits/policy fees                            (88)             (90)
                     Net exchanges                                          (4)              (5)
                     ---------------------------------------------------------------------------
                                             ENDING BALANCE            $ 3,925          $ 3,963

------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL LIFE                     BEGINNING BALANCE            $ 7,583          $ 8,066
                          First year & single premiums                      89              124
                          Renewal premiums                                 208              207
                     ---------------------------------------------------------------------------
                     Premiums and deposits                                 297              331
                     Change in market value/interest credited              489              169
                     Surrenders                                           (108)            (126)
                     Death benefits/policy fees                           (195)            (193)
                     Net exchanges                                           -                -
                     ---------------------------------------------------------------------------
                                             ENDING BALANCE            $ 8,066          $ 8,247
------------------------------------------------------------------------------------------------

[1] Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

                                      THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                         LIFE
                                                    GROUP BENEFITS
                                                   INCOME STATEMENTS


                                                                 3Q        4Q       1Q        2Q       3Q
REVENUES                                                        2002      2002     2003      2003     2003
                                                               --------  -------- --------  -------- --------
  PREMIUMS AND OTHER CONSIDERATIONS
 ASO fees                                                          $ 6       $ 4      $ 6       $ 4      $ 4
 Other fees                                                          -         -        -         -        1
 ------------------------------------------------------------------------------------------------------------
      TOTAL FEE INCOME                                               6         4        6         4        5

 Direct premiums                                                   572       576      569       569      582
 Net reinsurance premiums                                            4        (7)      27         -       10
 ------------------------------------------------------------------------------------------------------------
      NET PREMIUMS                                                 576       569      596       569      592
 ------------------------------------------------------------------------------------------------------------
           TOTAL PREMIUMS AND OTHER CONSIDERATIONS                 582       573      602       573      597

 NET INVESTMENT INCOME
 Gross FAS 60 investment income on G/A assets                       53        58       56        56       57
 ------------------------------------------------------------------------------------------------------------
      GROSS INVESTMENT INCOME ON G/A ASSETS                         53        58       56        56       57
 Investment expenses                                                (1)       (1)      (1)        -       (1)
 ------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME ON G/A ASSETS                           52        57       55        56       56
 Net investment income on assigned capital                          11         9       10         9       10
 ------------------------------------------------------------------------------------------------------------
           TOTAL NET INVESTMENT INCOME                              63        66       65        65       66
 ------------------------------------------------------------------------------------------------------------
           TOTAL REVENUES                                          645       639      667       638      663

BENEFITS AND EXPENSES
 BENEFITS AND CLAIMS
 Death benefits                                                    155       161      175       172      167
 Other contract benefits                                           243       267      261       251      262
 Change in reserve                                                  73        19       53        28       43
 ------------------------------------------------------------------------------------------------------------
           TOTAL BENEFITS AND CLAIMS                               471       447      489       451      472

 OTHER INSURANCE EXPENSES
 Commissions & wholesaling expenses                                 54        61       58        59       61
 Operating expenses                                                 68        74       69        72       70
 Premium taxes, licenses and fees                                   11        10       12        11       12
 Other miscellaneous expenses                                        -        (1)      (1)        -        -
 ------------------------------------------------------------------------------------------------------------
      SUBTOTAL - EXPENSES BEFORE DEFERRAL                          133       144      138       142      143
 Deferred policy acquisition costs                                  (6)       (5)      (7)       (4)      (6)
 ------------------------------------------------------------------------------------------------------------
           TOTAL OTHER INSURANCE EXPENSE                           127       139      131       138      137
 Amortization of deferred policy acquisition cost and
 present value of future profits                                     4         6        4         5        4
 ------------------------------------------------------------------------------------------------------------
           TOTAL BENEFITS AND EXPENSES                             602       592      624       594      613

      Income before income tax expense                              43        47       43        44       50
 Income tax expense                                                  9        11        9         9       12
 ------------------------------------------------------------------------------------------------------------
           NET INCOME                                             $ 34      $ 36     $ 34      $ 35     $ 38
 ------------------------------------------------------------------------------------------------------------

                                                                 YEAR OVER                    NINE MONTHS ENDED
                                                                   YEAR    SEQUENTIAL           SEPTEMBER 30,
                                                                  QUARTER   QUARTER      ----------------------------
REVENUES                                                          CHANGE     CHANGE       2002      2003     CHANGE
                                                                 ---------  ---------    --------  -------- ---------
  PREMIUMS AND OTHER CONSIDERATIONS
 ASO fees                                                            (33%)         -        $ 15      $ 14       (7%)
 Other fees                                                             -          -           -         1         -
 --------------------------------------------------------------------------------------------------------------------
      TOTAL FEE INCOME                                               (17%)       25%          15        15         -

 Direct premiums                                                       2%         2%       1,742     1,720       (1%)
 Net reinsurance premiums                                            150%          -          (3)       37        NM
 --------------------------------------------------------------------------------------------------------------------
      NET PREMIUMS                                                     3%         4%       1,739     1,757        1%
 --------------------------------------------------------------------------------------------------------------------
           TOTAL PREMIUMS AND OTHER CONSIDERATIONS                     3%         4%       1,754     1,772        1%

 NET INVESTMENT INCOME
 Gross FAS 60 investment income on G/A assets                          8%         2%         161       169        5%
 --------------------------------------------------------------------------------------------------------------------
      GROSS INVESTMENT INCOME ON G/A ASSETS                            8%         2%         161       169        5%
 Investment expenses                                                    -          -          (2)       (2)        -
 --------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME ON G/A ASSETS                              8%          -         159       167        5%
 Net investment income on assigned capital                            (9%)       11%          30        29       (3%)
 --------------------------------------------------------------------------------------------------------------------
           TOTAL NET INVESTMENT INCOME                                 5%         2%         189       196        4%
 --------------------------------------------------------------------------------------------------------------------
           TOTAL REVENUES                                              3%         4%       1,943     1,968        1%

BENEFITS AND EXPENSES
 BENEFITS AND CLAIMS
 Death benefits                                                        8%        (3%)        483       514        6%
 Other contract benefits                                               8%         4%         769       774        1%
 Change in reserve                                                   (41%)       54%         179       124      (31%)
 --------------------------------------------------------------------------------------------------------------------
           TOTAL BENEFITS AND CLAIMS                                    -         5%       1,431     1,412       (1%)

 OTHER INSURANCE EXPENSES
 Commissions & wholesaling expenses                                   13%         3%         169       178        5%
 Operating expenses                                                    3%        (3%)        203       211        4%
 Premium taxes, licenses and fees                                      9%         9%          32        35        9%
 Other miscellaneous expenses                                           -          -           -        (1)        -
 --------------------------------------------------------------------------------------------------------------------
      SUBTOTAL - EXPENSES BEFORE DEFERRAL                              8%         1%         404       423        5%
 Deferred policy acquisition costs                                      -       (50%)        (19)      (17)      11%
 --------------------------------------------------------------------------------------------------------------------
           TOTAL OTHER INSURANCE EXPENSE                               8%        (1%)        385       406        5%
 Amortization of deferred policy acquisition cost and
 present value of future profits                                        -       (20%)         11        13       18%
 --------------------------------------------------------------------------------------------------------------------
           TOTAL BENEFITS AND EXPENSES                                 2%         3%       1,827     1,831         -

      Income before income tax expense                                16%        14%         116       137       18%
 Income tax expense                                                   33%        33%          24        30       25%
 --------------------------------------------------------------------------------------------------------------------
           NET INCOME                                                 12%         9%        $ 92     $ 107       16%
 --------------------------------------------------------------------------------------------------------------------

                                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                              LIFE
                                                         GROUP BENEFITS
                                                        SUPPLEMENTAL DATA

                                                                  3Q           4Q           1Q           2Q           3Q
                                                                 2002         2002         2003         2003         2003
                                                              -----------  -----------  -----------  -----------  -----------
PREMIUMS      Fully Insured - Ongoing Premiums
               Group disability                                    $ 237        $ 232        $ 243        $ 237        $ 243
               Group life                                            240          240          243          240          249
               Other                                                  93           90           82           91           89
               ---------------------------------------------------------------------------------------------------------------
                 TOTAL FULLY INSURED - ONGOING PREMIUMS              570          562          568          568          581
               ---------------------------------------------------------------------------------------------------------------

                 Total buyouts [1]                                     6            7           28            1           11
                 -------------------------------------------------------------------------------------------------------------
                 TOTAL PREMIUMS                                      576          569          596          569          592
                 Group disability - premium equivalents [2]           63           55           50           51           50
                 -------------------------------------------------------------------------------------------------------------
                 TOTAL PREMIUMS AND PREMIUM EQUIVALENT CLAIMS      $ 639        $ 624        $ 646        $ 620        $ 642
------------------------------------------------------------------------------------------------------------------------------

SALES (GROSS  FULLY INSURED - ONGOING SALES
ANNUALIZED     Group disability                                     $ 36         $ 28        $ 103         $ 51         $ 32
NEW PREMIUMS)  Group life                                             33           25           89           30           38
               Other                                                  19           12           30           11           30
               ---------------------------------------------------------------------------------------------------------------
                 TOTAL FULLY INSURED - ONGOING SALES                  88           65          222           92          100
               ---------------------------------------------------------------------------------------------------------------

                 Total buyouts [1]                                     7            7           26            3           11
                 -------------------------------------------------------------------------------------------------------------
                 TOTAL SALES                                          95           72          248           95          111
                 Group disability premium equivalents [2]              4            2           24            4            6
                 -------------------------------------------------------------------------------------------------------------
                 TOTAL SALES AND PREMIUM EQUIVALENTS                $ 99         $ 74        $ 272         $ 99        $ 117
------------------------------------------------------------------------------------------------------------------------------

RATIOS [3]       Loss Ratio                                        80.7%        77.7%        80.3%        78.7%        78.7%
                 Expense Ratio                                     22.7%        25.6%        23.5%        25.0%        24.1%
                 Combined Ratio                                   103.5%       103.4%       103.8%       103.7%       102.7%
------------------------------------------------------------------------------------------------------------------------------

GAAP RESERVES  Group disability                                  $ 2,479      $ 2,489      $ 2,516      $ 2,538      $ 2,552
               Group life                                            758          765          799          803          822
               Other                                                 195          201          186          188          212
              ----------------------------------------------------------------------------------------------------------------
                 TOTAL GAAP RESERVES                             $ 3,432      $ 3,455      $ 3,501      $ 3,529      $ 3,586
------------------------------------------------------------------------------------------------------------------------------

                                                                YEAR OVER                           NINE MONTHS ENDED
                                                                   YEAR     SEQUENTIAL                 SEPTEMBER 30,
                                                                 QUARTER     QUARTER      ------------------------------------
                                                                  CHANGE      CHANGE         2002         2003       CHANGE
                                                                ----------- -----------   -----------  ----------- -----------
PREMIUMS      Fully Insured - Ongoing Premiums
               Group disability                                         3%          3%         $ 729        $ 723         (1%)
               Group life                                               4%          4%           725          732          1%
               Other                                                   (4%)        (2%)          279          262         (6%)
               ---------------------------------------------------------------------------------------------------------------
                 TOTAL FULLY INSURED - ONGOING PREMIUMS                 2%          2%         1,733        1,717         (1%)
               ---------------------------------------------------------------------------------------------------------------

                 Total buyouts [1]                                     83%          NM             6           40          NM
                 -------------------------------------------------------------------------------------------------------------
                 TOTAL PREMIUMS                                         3%          4%         1,739        1,757          1%
                 Group disability - premium equivalents [2]           (21%)        (2%)          177          151        (15%)
                 -------------------------------------------------------------------------------------------------------------
                 TOTAL PREMIUMS AND PREMIUM EQUIVALENT CLAIMS            -          4%       $ 1,916      $ 1,908           -
------------------------------------------------------------------------------------------------------------------------------

SALES (GROSS  FULLY INSURED - ONGOING SALES
ANNUALIZED     Group disability                                       (11%)       (37%)        $ 190        $ 186         (2%)
NEW PREMIUMS)  Group life                                              15%         27%           259          157        (39%)
               Other                                                   58%        173%            83           71        (14%)
               ---------------------------------------------------------------------------------------------------------------
                 TOTAL FULLY INSURED - ONGOING SALES                   14%          9%           532          414        (22%)
               ---------------------------------------------------------------------------------------------------------------

                 Total buyouts [1]                                     57%          NM             7           40          NM
                 -------------------------------------------------------------------------------------------------------------
                 TOTAL SALES                                           17%         17%           539          454        (16%)
                 Group disability premium equivalents [2]              50%         50%            59           34        (42%)
                 -------------------------------------------------------------------------------------------------------------
                 TOTAL SALES AND PREMIUM EQUIVALENTS                   18%         18%         $ 598        $ 488        (18%)
------------------------------------------------------------------------------------------------------------------------------

RATIOS [3]       Loss Ratio                                                                    81.5%        79.2%
                 Expense Ratio                                                                 22.7%        24.2%
                 Combined Ratio                                                               104.2%       103.4%
------------------------------------------------------------------------------------------------------------------------------

GAAP RESERVES  Group disability                                         3%          1%
               Group life                                               8%          2%
               Other                                                    9%         13%
              ----------------------------------------------------------------------------------------------------------------
                 TOTAL GAAP RESERVES                                    4%          2%
------------------------------------------------------------------------------------------------------------------------------

[1] Takeover of open claim liabilities and other non-recurring premium amounts. [2] Administrative services only (ASO) fees and claims under claim management agreements.
[3]  Ratios calculated excluding the effects of buyout premiums.

                               PROPERTY & CASUALTY

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     PROPERTY & CASUALTY
                                                    FINANCIAL HIGHLIGHTS

                                                                          3Q        4Q         1Q        2Q         3Q
                                                                         2002      2002       2003      2003       2003
                                                                       ---------  --------  ---------  --------  ---------
GAAP TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
     Written premiums                                                   $ 2,205   $ 2,137    $ 2,447   $ 2,134    $ 2,318
     Earned premiums                                                      2,107     2,154      2,166     2,106      2,268

     Business Insurance                                                      21        27        (12)       42         20
     Personal Lines                                                         (13)        2         52         3         37
     Specialty Commercial                                                     3       (24)         -        (4)       (50)
     Reinsurance                                                             (4)      (42)       (19)      (76)       (10)
     ----------------------------------------------------------------------------------------------------------------------

              NORTH AMERICAN UNDERWRITING RESULTS                             7       (37)        21       (35)        (3)
     Other Operations                                                       (42)      (35)    (2,633)      (12)       (12)
     ----------------------------------------------------------------------------------------------------------------------

              TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS              $ (35)    $ (72)   $(2,612)    $ (47)     $ (15)

GAAP NORTH AMERICAN UNDERWRITING RATIOS
              LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES                59.1      59.6       58.9      60.6       59.8
     ----------------------------------------------------------------------------------------------------------------------

     Loss adjustment expenses                                              10.9      11.4       12.1      11.9       11.6
     Expenses                                                              28.0      28.3       26.2      26.7       27.5
     ----------------------------------------------------------------------------------------------------------------------
              EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES             38.9      39.6       38.4      38.7       39.0
     ----------------------------------------------------------------------------------------------------------------------

     Policyholder dividends                                                 0.7       0.8        0.4       0.5        0.4
     ----------------------------------------------------------------------------------------------------------------------

              COMBINED RATIO                                               98.7     100.0       97.7      99.7       99.2
---------------------------------------------------------------------------------------------------------------------------

                   Catastrophe ratio                                        1.1       0.8        2.6       4.7        3.4
---------------------------------------------------------------------------------------------------------------------------

              COMBINED RATIO BEFORE CATASTROPHES                           97.5      99.2       95.1      95.0       95.8
---------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTY &CASUALTY INCOME AND ROE
     Net income                                                           $ 110     $ 141    $(1,513)    $ 277      $ 202
     Operating income                                                       139       142     (1,510)      142        193
     Impact of 2003 asbestos reserve addition and severance charges           -         -     (1,701)      (27)         -
     Operating income before impact of 2003 asbestos reserve addition
          and severance charges                                             139       142        191       169        193
     Net income ROE (last 12 months income-equity AOCI)                    8.3%     10.4%     (31.0%)   (19.9%)    (17.1%)
     Operating income ROE (last 12 months income-equity x-AOCI)           12.6%     13.1%     (33.9%)   (25.4%)    (22.8%)
     Operating income ROE (last 12 months income-equity x-AOCI)
          excluding the impact of the 2003 asbestos reserve addition
          and severance charges                                           12.6%     13.1%      14.4%     15.0%      15.3%
---------------------------------------------------------------------------------------------------------------------------

Selected Financial Data
-----------------------
     Hartford Fire Pool adjusted statutory surplus
     Hartford Fire Pool premium to adjusted surplus ratio
     Hartford Fire Pool statutory net income
---------------------------------------------------------------------------------------------------------------------------

                                                                      YEAR OVER                  NINE MONTHS ENDED
                                                                        YEAR     SEQUENTIAL         SEPTEMBER 30,
                                                                      QUARTER     QUARTER   -----------------------------
                                                                       CHANGE     CHANGE      2002       2003     CHANGE
                                                                      ---------  ---------- ---------  ---------  -------
GAAP TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
     Written premiums                                                       5%          9%   $ 6,447    $ 6,899       7%
     Earned premiums                                                        8%          8%     5,960      6,540      10%

     Business Insurance                                                    (5%)       (52%)       17         50     194%
     Personal Lines                                                         NM          NM       (48)        92       NM
     Specialty Commercial                                                   NM          NM         1        (54)      NM
     Reinsurance                                                         (150%)        87%       (17)      (105)      NM
     --------------------------------------------------------------------------------------------------------------------

              NORTH AMERICAN UNDERWRITING RESULTS                           NM         91%       (47)       (17)     64%
     Other Operations                                                      71%           -      (129)    (2,657)      NM
     --------------------------------------------------------------------------------------------------------------------

              TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS               57%         68%    $ (176)   $(2,674)      NM

GAAP NORTH AMERICAN UNDERWRITING RATIOS
              LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES               (0.7)        0.8      59.6       59.7     (0.1)
     --------------------------------------------------------------------------------------------------------------------

     Loss adjustment expenses                                             (0.7)        0.3      11.2       11.9     (0.7)
     Expenses                                                              0.5        (0.8)     28.3       26.8      1.5
     --------------------------------------------------------------------------------------------------------------------
              EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES            (0.1)       (0.3)     39.5       38.7      0.8
     --------------------------------------------------------------------------------------------------------------------

     Policyholder dividends                                                0.3         0.1       0.7        0.4      0.3
     --------------------------------------------------------------------------------------------------------------------

              COMBINED RATIO                                              (0.5)        0.5      99.8       98.9      0.9
-------------------------------------------------------------------------------------------------------------------------

                   Catastrophe ratio                                      (2.3)        1.3       1.6        3.6     (2.0)
-------------------------------------------------------------------------------------------------------------------------

              COMBINED RATIO BEFORE CATASTROPHES                           1.7        (0.8)     98.2       95.3      2.9
-------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTY &CASUALTY INCOME AND ROE
     Net income                                                            84%        (27%)    $ 328    $(1,034)      NM
     Operating income                                                      39%         36%       381     (1,175)      NM
     Impact of 2003 asbestos reserve addition and severance charges         -         100%         -     (1,728)       -
     Operating income before impact of 2003 asbestos reserve addition
          and severance charges                                            39%         14%       381        553      45%
     Net income ROE (last 12 months income-equity AOCI)                     NM         2.8
     Operating income ROE (last 12 months income-equity x-AOCI)             NM         2.6
     Operating income ROE (last 12 months income-equity x-AOCI)
          excluding the impact of the 2003 asbestos reserve addition
          and severance charges                                            2.7         0.3
-------------------------------------------------------------------------------------------------------------------------

                                                                                               PROPERTY & CASUALTY
                                                                                            -----------------------------
                                                                                            SEP. 30,   DEC. 31,
                                                                                              2003       2002     CHANGE
                                                                                            ---------  ---------  -------
Selected Financial Data
-----------------------
     Hartford Fire Pool adjusted statutory surplus                                           $ 5,416    $ 4,600      18%
     Hartford Fire Pool premium to adjusted surplus ratio                                        1.6        1.8     (0.2)
     Hartford Fire Pool statutory net income                                                  $ (603)   $ 4,794       NM
-------------------------------------------------------------------------------------------------------------------------

                                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                       PROPERTY & CASUALTY
                                                        OPERATING RESULTS

                                                                                3Q         4Q        1Q         2Q        3Q
                                                                               2002       2002      2003       2003      2003
                                                                              --------  ---------  --------  ---------  --------
GAAP TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
     Written premiums                                                         $ 2,205    $ 2,137   $ 2,447    $ 2,134   $ 2,318
     Change in reserve                                                             98        (17)      281         28        50
     ----------------------------------------------------------------------------------------------------------------------------
       Earned premiums                                                          2,107      2,154     2,166      2,106     2,268

     Loss and loss adjustment expenses                                          1,505      1,555     1,557      1,541     1,622
     Underwriting expenses                                                        603        617       578        562       630
     Dividends to policyholders                                                    14         17        10          9        10
     Other adjustments                                                             20         37        29         41        21
     ----------------------------------------------------------------------------------------------------------------------------
       UNDERWRITING RESULTS                                                       (35)       (72)       (8)       (47)      (15)

     Net servicing income                                                           4          8         3          3         9
     Net investment income                                                        262        288       285        291       302
     Other expenses                                                               (68)       (56)      (40)       (38)      (42)
     Income tax expense                                                           (24)       (26)      (49)       (40)      (61)
     ----------------------------------------------------------------------------------------------------------------------------

       OPERATING INCOME, BEFORE IMPACT OF 2003 ASBESTOS RESERVE ADDITION
          AND SEVERANCE CHARGES                                                   139        142       191        169       193

     2003 asbestos reserve addition                                                 -          -    (1,701)         -         -
     Severance charges                                                              -          -         -        (27)        -
     ----------------------------------------------------------------------------------------------------------------------------

       OPERATING INCOME (LOSS)                                                    139        142    (1,510)       142       193

     Net realized capital gains (losses), after tax                               (29)        (1)       (3)       135         9
     ----------------------------------------------------------------------------------------------------------------------------

       NET INCOME (LOSS)                                                        $ 110      $ 141   $(1,513)     $ 277     $ 202
     ----------------------------------------------------------------------------------------------------------------------------

     Total Property & Casualty effective tax rate - net income                   7.6%      15.0%        NM      26.3%      24.2%
     Total Property & Casualty effective tax rate - operating income            15.1%      15.1%        NM      15.7%      23.6%
     ----------------------------------------------------------------------------------------------------------------------------



                                                                               YEAR OVER                      NINE MONTHS ENDED
                                                                                 YEAR     SEQUENTIAL             SEPTEMBER 30,
                                                                                QUARTER    QUARTER       ---------------------------
                                                                                CHANGE      CHANGE        2002      2003     CHANGE
                                                                               ----------  ---------     --------  --------  -------
GAAP TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
     Written premiums                                                                 5%         9%      $ 6,447   $ 6,899       7%
     Change in reserve                                                              (49%)       79%          487       359     (26%)
     -------------------------------------------------------------------------------------------------------------------------------
       Earned premiums                                                                8%         8%        5,960     6,540      10%

     Loss and loss adjustment expenses                                                8%         5%        4,315     4,720       9%
     Underwriting expenses                                                            4%        12%        1,721     1,770       3%
     Dividends to policyholders                                                     (29%)       11%           40        29     (28%)
     Other adjustments                                                                5%       (49%)          60        91      52%
     -------------------------------------------------------------------------------------------------------------------------------
       UNDERWRITING RESULTS                                                          57%        68%         (176)      (70)     60%

     Net servicing income                                                           125%         NM            7        15     114%
     Net investment income                                                           15%         4%          787       878      12%
     Other expenses                                                                  38%       (11%)        (162)     (120)     26%
     Income tax expense                                                            (154%)      (53%)         (75)     (150)   (100%)
     -------------------------------------------------------------------------------------------------------------------------------

       OPERATING INCOME, BEFORE IMPACT OF 2003 ASBESTOS RESERVE ADDITION
          AND SEVERANCE CHARGES                                                      39%        14%          381       553      45%

     2003 asbestos reserve addition                                                   -          -             -    (1,701)      -
     Severance charges                                                                -        100%            -       (27)      -
     -------------------------------------------------------------------------------------------------------------------------------

       OPERATING INCOME (LOSS)                                                       39%        36%          381    (1,175)      NM

     Net realized capital gains (losses), after tax                                   NM       (93%)         (53)      141       NM
     -------------------------------------------------------------------------------------------------------------------------------

       NET INCOME (LOSS)                                                             84%       (27%)       $ 328   $(1,034)      NM
     -------------------------------------------------------------------------------------------------------------------------------

     Total Property & Casualty effective tax rate - net income                      16.6         NM        12.4%        NM       NM
     Total Property & Casualty effective tax rate - operating income                 8.5         NM        16.4%        NM       NM
     -------------------------------------------------------------------------------------------------------------------------------

                                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                 PROPERTY & CASUALTY
                                  NORTH AMERICAN CONSOLIDATING UNDERWRITING RESULTS
                                   FOR THE THIRD QUARTER ENDED SEPTEMBER 30, 2003

                                                                                                        NORTH
                                                                                                       AMERICAN
                                                              BUSINESS    PERSONAL      SPECIALTY       BEFORE
                                                              INSURANCE     LINES       COMMERCIAL   REINSURANCE
                                                              ----------  ----------   ---------------------------
GAAP UNDERWRITING RESULTS
      Written premiums                                            $ 987       $ 845          $ 469        $ 2,301
      Change in reserve                                              40          40             35            115
      -------------------------------------------------------------------------------------------------------------
        Earned premiums                                             947         805            434          2,186

      Loss and loss adjustment expenses                             595         583            366          1,544
      Underwriting expenses                                         310         182            112            604
      Dividends to policyholders                                      8           -              2             10
      Other adjustments                                              14           3              4             21
      -------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                       $ 20        $ 37          $ (50)           $ 7
-------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES              50.6        61.4           72.6           58.9
      -------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                     12.4        11.0           11.7           11.8
      Expenses                                                     32.7        22.6           25.9           27.6
      -------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES           45.1        33.6           37.6           39.4
      -------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                        0.8           -            0.6            0.4
      -------------------------------------------------------------------------------------------------------------

        Combined ratio                                             96.4        95.1          110.7           98.8
-------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                             3.2         4.2            2.5            3.4
-------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                         93.3        90.8          108.2           95.3
-------------------------------------------------------------------------------------------------------------------

                                                                                                  NORTH AMERICAN
                                                                                 NORTH          BEFORE REINSURANCE
                                                               REINSURANCE      AMERICAN           2003 VS 2002
                                                               -------------   -----------      -------------------
GAAP UNDERWRITING RESULTS
      Written premiums                                                 $ 19       $ 2,320                13%
      Change in reserve                                                 (63)           52                (3%)
      ------------------------------------------------------------------------------------      -------------------
        Earned premiums                                                  82         2,268                14%

      Loss and loss adjustment expenses                                  73         1,617                16%
      Underwriting expenses                                              19           623                13%
      Dividends to policyholders                                          -            10               (29%)
      Other adjustments                                                   -            21                 5%
      ------------------------------------------------------------------------------------      -------------------
        UNDERWRITING RESULTS                                          $ (10)         $ (3)              (36%)
------------------------------------------------------------------------------------------      -------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES                  82.0          59.8               (0.7)
      ------------------------------------------------------------------------------------      -------------------

      Loss adjustment expenses                                          5.8          11.6               (0.5)
      Expenses                                                         23.5          27.5                0.4
      ------------------------------------------------------------------------------------      -------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES               29.3          39.0               (0.1)
      ------------------------------------------------------------------------------------      -------------------

      Policyholder dividends                                              -           0.4                0.4
      ------------------------------------------------------------------------------------      -------------------

        COMBINED RATIO                                                111.3          99.2               (0.5)
------------------------------------------------------------------------------------------      -------------------

      Catastrophe ratio                                                 3.0           3.4               (2.3)
------------------------------------------------------------------------------------------      -------------------

        COMBINED RATIO BEFORE CATASTROPHES                            108.2          95.8                1.9
------------------------------------------------------------------------------------------      -------------------

                                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                 PROPERTY & CASUALTY
                                  NORTH AMERICAN CONSOLIDATING UNDERWRITING RESULTS
                                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003


                                                                                                        NORTH
                                                                                                       AMERICAN
                                                              BUSINESS    PERSONAL      SPECIALTY       BEFORE
                                                              INSURANCE     LINES       COMMERCIAL   REINSURANCE
                                                              ----------  ----------   ------------  -------------
GAAP UNDERWRITING RESULTS
      Written premiums                                          $ 2,951     $ 2,469        $ 1,274        $ 6,694
      Change in reserve                                             227         107            130            464
      ------------------------------------------------------------------------------------------------------------
        Earned premiums                                           2,724       2,362          1,144          6,230

      Loss and loss adjustment expenses                           1,754       1,725            871          4,350
      Underwriting expenses                                         857         533            282          1,672
      Dividends to policyholders                                     22           -              7             29
      Other adjustments                                              41          12             38             91
      ------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                       $ 50        $ 92          $ (54)          $ 88
------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES              51.7        61.8           63.7           57.8
      ------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                     12.7        11.2           12.4           12.1
      Expenses                                                     31.4        22.6           24.7           26.8
      ------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES           44.2        33.8           37.1           38.9
      ------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                        0.8           -            0.7            0.5
      ------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                             96.7        95.6          101.5           97.1
------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                             3.4         4.6            2.0            3.6
------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                         93.3        91.0           99.5           93.5
------------------------------------------------------------------------------------------------------------------

                                                                                                 NORTH AMERICAN
                                                                                NORTH          BEFORE REINSURANCE
                                                              REINSURANCE      AMERICAN            2003 VS 2002
                                                              -------------   -----------      -------------------
GAAP UNDERWRITING RESULTS
      Written premiums                                               $ 194       $ 6,888                14%
      Change in reserve                                               (102)          362                (1%)
      -----------------------------------------------------------------------------------      -------------------
        Earned premiums                                                296         6,526                16%

      Loss and loss adjustment expenses                                324         4,674                15%
      Underwriting expenses                                             77         1,749                 9%
      Dividends to policyholders                                         -            29               (28%)
      Other adjustments                                                  -            91                52%
      -----------------------------------------------------------------------------------      -------------------
        UNDERWRITING RESULTS                                        $ (105)        $ (17)                NM
-----------------------------------------------------------------------------------------      -------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES                101.5          59.7                0.7
      -----------------------------------------------------------------------------------      -------------------

      Loss adjustment expenses                                         7.5          11.9               (0.3)
      Expenses                                                        26.2          26.8                1.6
      -----------------------------------------------------------------------------------      -------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES              33.8          38.7                1.3
      -----------------------------------------------------------------------------------      -------------------

      Policyholder dividends                                             -           0.4                0.3
      -----------------------------------------------------------------------------------      -------------------

        COMBINED RATIO                                               135.2          98.9                2.3
-----------------------------------------------------------------------------------------      -------------------

      Catastrophe ratio                                                2.8           3.6               (2.0)
-----------------------------------------------------------------------------------------      -------------------

        COMBINED RATIO BEFORE CATASTROPHES                           132.4          95.3                4.3
-----------------------------------------------------------------------------------------      -------------------

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     PROPERTY & CASUALTY
                                                     BUSINESS INSURANCE
                                                    UNDERWRITING RESULTS


                                                                   3Q          4Q         1Q         2Q          3Q
                                                                  2002        2002       2003       2003        2003
                                                                ----------  ---------  ---------  ----------  ---------
GAAP UNDERWRITING RESULTS
      Written premiums                                              $ 867      $ 885      $ 990       $ 974      $ 987
      Change in reserve                                                72         52        110          77         40
      ------------------------------------------------------------------------------------------------------------------
        Earned premiums                                               795        833        880         897        947

      Loss and loss adjustment expenses                               489        510        598         561        595
      Underwriting expenses                                           260        271        268         279        310
      Dividends to policyholders                                       13         13          7           7          8
      Other adjustments                                                12         12         19           8         14
      ------------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                         $ 21       $ 27      $ (12)       $ 42       $ 20
------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES                50.1       48.2       55.0        49.8       50.6
      ------------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                       11.5       13.0       12.9        12.8       12.4
      Expenses                                                       32.7       32.6       30.5        31.0       32.7
      ------------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES             44.2       45.6       43.4        43.8       45.1
      ------------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                          1.6        1.6        0.8         0.8        0.8
      ------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                               95.9       95.4       99.2        94.4       96.4
------------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                               0.7        0.4        4.6         2.5        3.2
------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                           95.2       95.0       94.6        91.9       93.3
------------------------------------------------------------------------------------------------------------------------


                                                                 YEAR OVER                          NINE MONTHS ENDED
                                                                   YEAR     SEQUENTIAL                SEPTEMBER 30,
                                                                  QUARTER     QUARTER       -------------------------------
                                                                  CHANGE      CHANGE          2002       2003      CHANGE
                                                                 ----------  ----------     ---------- ---------- ---------
GAAP UNDERWRITING RESULTS
      Written premiums                                                 14%          1%        $ 2,527    $ 2,951       17%
      Change in reserve                                               (44%)       (48%)           234        227       (3%)
      ---------------------------------------------------------------------------------------------------------------------
        Earned premiums                                                19%          6%          2,293      2,724       19%

      Loss and loss adjustment expenses                                22%          6%          1,452      1,754       21%
      Underwriting expenses                                            19%         11%            751        857       14%
      Dividends to policyholders                                      (38%)        14%             35         22      (37%)
      Other adjustments                                                17%         75%             38         41        8%
      ---------------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                           (5%)       (52%)          $ 17       $ 50      194%
---------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES                 (0.5)       (0.8)          51.6       51.7      (0.1)
      ---------------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                        (0.9)        0.4           11.7       12.7      (1.0)
      Expenses                                                           -        (1.7)          32.7       31.4       1.3
      ---------------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES              (0.9)       (1.3)          44.4       44.2       0.2
      ---------------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                           0.8           -            1.5        0.8       0.7
      ---------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                                (0.5)       (2.0)          97.6       96.7       0.9
---------------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                               (2.5)       (0.7)           0.9        3.4      (2.5)
---------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                             1.9        (1.4)          96.7       93.3       3.4
---------------------------------------------------------------------------------------------------------------------------

                                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                 PROPERTY & CASUALTY
                                                 BUSINESS INSURANCE
                                             WRITTEN AND EARNED PREMIUMS



                                                        3Q           4Q          1Q           2Q          3Q
                                                       2002         2002        2003         2003        2003
                                                     ----------   ----------  ----------  ----------  ------------
WRITTEN PREMIUMS [1]

Small Commercial                                         $ 418        $ 440       $ 480       $ 459       $ 454
Middle Market                                              449          445         510         515         533
------------------------------------------------------------------------------------------------------------------
    TOTAL                                                $ 867        $ 885       $ 990       $ 974       $ 987

EARNED PREMIUMS [1]

Small Commercial                                         $ 391        $ 413       $ 430       $ 442       $ 449
Middle Market                                              404          420         450         455         498
------------------------------------------------------------------------------------------------------------------
    TOTAL                                                $ 795        $ 833       $ 880       $ 897       $ 947
------------------------------------------------------------------------------------------------------------------

                                                      YEAR OVER                           NINE MONTHS ENDED
                                                        YEAR       SEQUENTIAL               SEPTEMBER 30,
                                                      QUARTER      QUARTER        --------------------------------
                                                       CHANGE       CHANGE          2002        2003      CHANGE
                                                     -----------  -----------     ----------  ----------  --------
WRITTEN PREMIUMS [1]

Small Commercial                                             9%          (1%)       $ 1,238     $ 1,393       13%
Middle Market                                               19%           3%          1,289       1,558       21%
------------------------------------------------------------------------------------------------------------------
    TOTAL                                                   14%           1%        $ 2,527     $ 2,951       17%

EARNED PREMIUMS [1]

Small Commercial                                            15%           2%        $ 1,142     $ 1,321       16%
Middle Market                                               23%           9%          1,151       1,403       22%
------------------------------------------------------------------------------------------------------------------
    TOTAL                                                   19%           6%        $ 2,293     $ 2,724       19%
------------------------------------------------------------------------------------------------------------------

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     PROPERTY & CASUALTY
                                                       PERSONAL LINES
                                                    UNDERWRITING RESULTS



                                                                        3Q         4Q         1Q          2Q         3Q
                                                                       2002       2002       2003        2003       2003
                                                                     ---------  ---------  ----------  ---------  ---------
GAAP UNDERWRITING RESULTS
      Written premiums                                                  $ 779      $ 756       $ 770      $ 854      $ 845
      Change in reserve                                                    21        (10)         (2)        69         40
      ---------------------------------------------------------------------------------------------------------------------
        Earned premiums                                                   758        766         772        785        805

      Loss and loss adjustment expenses                                   594        584         540        602        583
      Underwriting expenses                                               173        176         176        175        182
      Dividends to policyholders                                            -          -           -          -          -
      Other adjustments                                                     4          4           4          5          3
      ---------------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                            $ (13)       $ 2        $ 52        $ 3       $ 37
---------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES                    67.0       64.8        58.4       65.6       61.4
      ---------------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                           11.1       11.4        11.3       11.3       11.0
      Expenses                                                           23.0       22.9        23.0       22.2       22.6
      ---------------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES                 34.1       34.3        34.2       33.5       33.6
      ---------------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                                -          -           -          -          -
      ---------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                                  101.1       99.2        92.7       99.0       95.1
---------------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                                   1.9        1.0         1.4        8.2        4.2
---------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                               99.3       98.1        91.3       90.8       90.8
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

GAAP COMBINED RATIO
       Automobile                                                       101.2      104.6        96.1       98.0       95.9
       Homeowners                                                       100.7       80.6        80.8      102.9       92.1
      ---------------------------------------------------------------------------------------------------------------------
        TOTAL                                                           101.1       99.2        92.7       99.0       95.1
---------------------------------------------------------------------------------------------------------------------------


                                                                       YEAR OVER                       NINE MONTHS ENDED
                                                                         YEAR     SEQUENTIAL              SEPTEMBER 30,
                                                                       QUARTER      QUARTER       ------------------------------
                                                                        CHANGE      CHANGE          2002       2003     CHANGE
                                                                      -----------  ----------     ---------  ---------  --------
GAAP UNDERWRITING RESULTS
      Written premiums                                                        8%         (1%)      $ 2,294    $ 2,469        8%
      Change in reserve                                                      90%        (42%)           76        107       41%
      --------------------------------------------------------------------------------------------------------------------------
        Earned premiums                                                       6%          3%         2,218      2,362        6%

      Loss and loss adjustment expenses                                      (2%)        (3%)        1,735      1,725       (1%)
      Underwriting expenses                                                   5%          4%           520        533        2%
      Dividends to policyholders                                               -           -             -          -         -
      Other adjustments                                                     (25%)       (40%)           11         12        9%
      --------------------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                                  NM          NM         $ (48)      $ 92        NM
--------------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES                        5.6         4.2          66.5       61.8      4.7
      --------------------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                               0.1         0.3          11.7       11.2      0.5
      Expenses                                                               0.4        (0.4)         23.5       22.6      0.9
      --------------------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES                     0.5        (0.1)         35.2       33.8      1.4
      --------------------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                                   -           -             -          -        -
      --------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                                       6.0         3.9         101.7       95.6      6.1
--------------------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                                     (2.3)        4.0           3.0        4.6     (1.6)
--------------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                                   8.5           -          98.7       91.0      7.7
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

GAAP COMBINED RATIO
       Automobile                                                            5.3         2.1         102.6       96.7      5.9
       Homeowners                                                            8.6        10.8          98.5       91.9      6.6
      --------------------------------------------------------------------------------------------------------------------------
        TOTAL                                                                6.0         3.9         101.7       95.6      6.1
--------------------------------------------------------------------------------------------------------------------------------

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                PROPERTY & CASUALTY
                                                  PERSONAL LINES
                                            WRITTEN AND EARNED PREMIUMS

                                                         3Q         4Q         1Q          2Q         3Q
                                                        2002       2002       2003        2003       2003
                                                      ---------  ---------  ----------  ---------  ----------
BUSINESS UNIT
      WRITTEN PREMIUMS [1]
      AARP                                               $ 479      $ 455       $ 475      $ 550       $ 537
      Other Affinity                                        43         42          42         36          35
      Agency                                               194        197         186        201         212
      Omni                                                  63         62          67         67          61
      --------------------------------------------------------------------------------------------------------
        TOTAL                                            $ 779      $ 756       $ 770      $ 854       $ 845

      EARNED PREMIUMS [1]

      AARP                                               $ 446      $ 457       $ 466      $ 481       $ 499
      Other Affinity                                        48         45          44         41          40
      Agency                                               201        200         199        198         202
      Omni                                                  63         64          63         65          64
      --------------------------------------------------------------------------------------------------------
        TOTAL                                            $ 758      $ 766       $ 772      $ 785       $ 805
--------------------------------------------------------------------------------------------------------------

PRODUCT LINE
      WRITTEN PREMIUMS [1]

      Automobile                                         $ 587      $ 578       $ 609      $ 656       $ 632
      Homeowners                                           192        178         161        198         213
      --------------------------------------------------------------------------------------------------------
        TOTAL                                            $ 779      $ 756       $ 770      $ 854       $ 845

      EARNED PREMIUMS [1]

      Automobile                                         $ 591      $ 594       $ 598      $ 610       $ 620
      Homeowners                                           167        172         174        175         185
      --------------------------------------------------------------------------------------------------------
        TOTAL                                            $ 758      $ 766       $ 772      $ 785       $ 805
--------------------------------------------------------------------------------------------------------------

                                                       YEAR OVER                         NINE MONTHS ENDED
                                                         YEAR      SEQUENTIAL              SEPTEMBER 30,
                                                        QUARTER     QUARTER       ------------------------------
                                                        CHANGE      CHANGE          2002       2003     CHANGE
                                                       ----------  ----------     ---------  ---------  --------
BUSINESS UNIT
      WRITTEN PREMIUMS [1]
      AARP                                                   12%         (2%)      $ 1,400    $ 1,562       12%
      Other Affinity                                        (19%)        (3%)          137        113      (18%)
      Agency                                                  9%          5%           559        599        7%
      Omni                                                   (3%)        (9%)          198        195       (2%)
      ----------------------------------------------------------------------------------------------------------
        TOTAL                                                 8%         (1%)      $ 2,294    $ 2,469        8%

      EARNED PREMIUMS [1]

      AARP                                                   12%          4%       $ 1,290    $ 1,446       12%
      Other Affinity                                        (17%)        (2%)          147        125      (15%)
      Agency                                                   -          2%           594        599        1%
      Omni                                                    2%         (2%)          187        192        3%
      ----------------------------------------------------------------------------------------------------------
        TOTAL                                                 6%          3%       $ 2,218    $ 2,362        6%
----------------------------------------------------------------------------------------------------------------

PRODUCT LINE
      WRITTEN PREMIUMS [1]

      Automobile                                              8%         (4%)      $ 1,774    $ 1,897        7%
      Homeowners                                             11%          8%           520        572       10%
      ----------------------------------------------------------------------------------------------------------
        TOTAL                                                 8%         (1%)      $ 2,294    $ 2,469        8%

      EARNED PREMIUMS [1]

      Automobile                                              5%          2%       $ 1,732    $ 1,828        6%
      Homeowners                                             11%          6%           486        534       10%
      ----------------------------------------------------------------------------------------------------------
        TOTAL                                                 6%          3%       $ 2,218    $ 2,362        6%
----------------------------------------------------------------------------------------------------------------

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                 PROPERTY & CASUALTY
                                                SPECIALTY COMMERCIAL
                                                UNDERWRITING RESULTS



                                                         3Q         4Q         1Q          2Q         3Q
                                                        2002       2002       2003        2003       2003
                                                      ---------  ---------  ----------  ---------  ----------
GAAP UNDERWRITING RESULTS
      Written premiums                                   $ 383      $ 334       $ 406      $ 399       $ 469
      Change in reserve                                     26        (18)         51         44          35
      --------------------------------------------------------------------------------------------------------
        Earned premiums                                    357        352         355        355         434

      Loss and loss adjustment expenses                    247        252         265        240         366
      Underwriting expenses                                102        102          82         88         112
      Dividends to policyholders                             1          4           3          2           2
      Other adjustments                                      4         18           5         29           4
      --------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                               $ 3      $ (24)        $ -       $ (4)      $ (50)
--------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES     57.8       61.0        60.3       56.4        72.6
      --------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                            11.4       10.4        14.9       10.7        11.7
      Expenses                                            28.1       29.1        22.6       25.3        25.9
      --------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES  39.6       39.5        37.4       36.0        37.6
      --------------------------------------------------------------------------------------------------------

      Policyholder dividends                               0.5        1.0         0.7        0.7         0.6
      --------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                    97.8      101.5        98.4       93.2       110.7
--------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                    0.5        1.0         0.9        2.5         2.5
--------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                97.4      100.5        97.5       90.7       108.2
--------------------------------------------------------------------------------------------------------------

                                                         YEAR OVER                        NINE MONTHS ENDED
                                                           YEAR      SEQUENTIAL              SEPTEMBER 30,
                                                          QUARTER     QUARTER       ------------------------------
                                                          CHANGE      CHANGE          2002       2003     CHANGE
                                                         ----------  ----------     ---------  ---------  --------
GAAP UNDERWRITING RESULTS
      Written premiums                                         22%         18%       $ 1,028    $ 1,274       24%
      Change in reserve                                        35%        (20%)          158        130      (18%)
      ------------------------------------------------------------------------------------------------------------
        Earned premiums                                        22%         22%           870      1,144       31%

      Loss and loss adjustment expenses                        48%         53%           597        871       46%
      Underwriting expenses                                    10%         27%           256        282       10%
      Dividends to policyholders                              100%           -             5          7       40%
      Other adjustments                                          -        (86%)           11         38       NM
      ------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                    NM          NM           $ 1      $ (54)      NM
------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES        (14.8)      (16.2)         56.2       63.7      (7.5)
      ------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                (0.3)       (1.0)         12.4       12.4         -
      Expenses                                                 2.2        (0.6)         29.4       24.7       4.7
      ------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       2.0        (1.6)         41.8       37.1       4.7
      ------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                  (0.1)        0.1           0.6        0.7      (0.1)
      ------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                       (12.9)      (17.5)         98.6      101.5      (2.9)
------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                       (2.0)          -           0.3        2.0      (1.7)
------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                   (10.8)      (17.5)         98.3       99.5      (1.2)
------------------------------------------------------------------------------------------------------------------

                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                              PROPERTY & CASUALTY
                                             SPECIALTY COMMERCIAL
                                          WRITTEN AND EARNED PREMIUMS




                                                     3Q          4Q         1Q         2Q          3Q
                                                    2002        2002       2003       2003        2003
                                                  ----------  ---------  ---------  ----------  ---------
  WRITTEN PREMIUMS [1]
  Property                                            $ 139       $ 70       $ 97       $ 116      $ 147
  Casualty                                              156        128        187         149        179
  Bond                                                   43         38         45          36         42
  Professional Liability                                 71         75         65          78         93
  Other                                                 (26)        23         12          20          8
  --------------------------------------------------------------------------------------------------------
    TOTAL                                             $ 383      $ 334      $ 406       $ 399      $ 469

  EARNED PREMIUMS [1]

  Property                                            $ 118       $ 95       $ 89        $ 96      $ 140
  Casualty                                              141        145        148         141        165
  Bond                                                   39         38         42          35         33
  Professional Liability                                 57         55         64          72         77
  Other                                                   2         19         12          11         19
  --------------------------------------------------------------------------------------------------------
    TOTAL                                             $ 357      $ 352      $ 355       $ 355      $ 434
----------------------------------------------------------------------------------------------------------

                                                   YEAR OVER                         NINE MONTHS ENDED
                                                     YEAR      SEQUENTIAL               SEPTEMBER 30,
                                                    QUARTER     QUARTER       ------------------------------
                                                    CHANGE       CHANGE         2002       2003     CHANGE
                                                   ----------  -----------    ---------- ---------- --------
  WRITTEN PREMIUMS [1]
  Property                                                6%          27%         $ 335      $ 360       7%
  Casualty                                               15%          20%           428        515      20%
  Bond                                                   (2%)         17%           119        123       3%
  Professional Liability                                 31%          19%           164        236      44%
  Other                                                   NM         (60%)          (18)        40      NM
  ----------------------------------------------------------------------------------------------------------
    TOTAL                                                22%          18%       $ 1,028    $ 1,274      24%

  EARNED PREMIUMS [1]

  Property                                               19%          46%         $ 251      $ 325      29%
  Casualty                                               17%          17%           353        454      29%
  Bond                                                  (15%)         (6%)          110        110       -
  Professional Liability                                 35%           7%           145        213      47%
  Other                                                   NM          73%            11         42      NM
  ----------------------------------------------------------------------------------------------------------
    TOTAL                                                22%          22%         $ 870    $ 1,144      31%
------------------------------------------------------------------------------------------------------------

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                PROPERTY & CASUALTY
                                                    REINSURANCE
                                               UNDERWRITING RESULTS


                                                         3Q         4Q         1Q          2Q         3Q
                                                        2002       2002       2003        2003       2003
                                                      ---------  ---------  ----------  ---------  ----------
GAAP UNDERWRITING RESULTS
      Written premiums                                   $ 167      $ 153       $ 274      $ (99)       $ 19
      Change in reserve                                    (11)       (39)        123       (162)        (63)
      ---------------------------------------------------------------------------------------------------------
        Earned premiums                                    178        192         151         63          82

      Loss and loss adjustment expenses                    132        175         129        122          73
      Underwriting expenses                                 50         56          40         18          19
      Dividends to policyholders                             -          -           -          -           -
      Other adjustments                                      -          3           1         (1)          -
      ---------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS [1]                          $ (4)     $ (42)      $ (19)     $ (76)      $ (10)
---------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES     68.3       85.5        80.5      178.8        82.0
      ---------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                             6.2        5.6         5.6       14.5         5.8
      Expenses                                            27.6       29.5        26.4       29.4        23.5
      ---------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES  33.8       35.1        32.0       44.0        29.3
      ---------------------------------------------------------------------------------------------------------

      Policyholder dividends                                 -          -           -          -           -
      ---------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                   102.2      120.6       112.5      222.8       111.3
---------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                    1.2        0.7         1.5        5.6         3.0
---------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES               101.0      119.9       111.0      217.1       108.2
---------------------------------------------------------------------------------------------------------------


                                                        YEAR OVER                       NINE MONTHS ENDED
                                                          YEAR      SEQUENTIAL             SEPTEMBER 30,
                                                         QUARTER     QUARTER       ------------------------------
                                                         CHANGE      CHANGE          2002       2003     CHANGE
                                                      ------------  ----------     ---------  ---------  --------
GAAP UNDERWRITING RESULTS
      Written premiums                                       (89%)         NM         $ 550      $ 194      (65%)
      Change in reserve                                        NM         61%            29       (102)      NM
      -----------------------------------------------------------------------------------------------------------
        Earned premiums                                      (54%)        30%           521        296      (43%)

      Loss and loss adjustment expenses                      (45%)       (40%)          394        324      (18%)
      Underwriting expenses                                  (62%)         6%           144         77      (47%)
      Dividends to policyholders                                -           -             -          -        -
      Other adjustments                                         -        100%             -          -        -
      -----------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS [1]                            (150%)        87%         $ (17)    $ (105)      NM
-----------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES       (13.7)       96.8          71.0      101.5     (30.5)
      -----------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                0.4         8.7           4.7        7.5      (2.8)
      Expenses                                                4.1         5.9          27.5       26.2       1.3
      -----------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES      4.5        14.7          32.2       33.8      (1.6)
      -----------------------------------------------------------------------------------------------------------

      Policyholder dividends                                    -           -             -          -         -
      -----------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                       (9.1)      111.5         103.2      135.2     (32.0)
-----------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                      (1.8)        2.6           0.7        2.8      (2.1)
-----------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                   (7.2)      108.9         102.5      132.4     (29.9)
-----------------------------------------------------------------------------------------------------------------

[1] Underwriting results for the quarter ended June 30, 2003 were negatively impacted by $59 of prior year reserve strengthening and $7 related to the Endurance transaction.

                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                               PROPERTY & CASUALTY
                                                   REINSURANCE
                                           WRITTEN AND EARNED PREMIUMS


                                                      3Q         4Q          1Q         2Q         3Q
                                                     2002       2002        2003       2003       2003
                                                   ---------  ----------  ---------  ---------  ----------

   WRITTEN PREMIUMS [1]

   Traditional Reinsurance                            $ 162       $ 150      $ 240     $ (101)       $ 17
   Alternative Risk Transfer (ART)                        5           3         34          2           2
   --------------------------------------------------------------------------------------------------------
     TOTAL                                            $ 167       $ 153      $ 274      $ (99)       $ 19

   EARNED PREMIUMS [1]

   Traditional Reinsurance                            $ 155       $ 171      $ 135       $ 56        $ 70
   Alternative Risk Transfer (ART)                       23          21         16          7          12
   --------------------------------------------------------------------------------------------------------
     TOTAL                                            $ 178       $ 192      $ 151       $ 63        $ 82
-----------------------------------------------------------------------------------------------------------

                                                    YEAR OVER                        NINE MONTHS ENDED
                                                      YEAR      SEQUENTIAL              SEPTEMBER 30,
                                                     QUARTER     QUARTER       -------------------------------
                                                     CHANGE      CHANGE          2002       2003      CHANGE
                                                    ----------  ----------     ---------- ---------  ---------

   WRITTEN PREMIUMS [1]

   Traditional Reinsurance                               (90%)         NM          $ 468     $ 156       (67%)
   Alternative Risk Transfer (ART)                       (60%)          -             82        38       (54%)
   -----------------------------------------------------------------------------------------------------------
     TOTAL                                               (89%)         NM          $ 550     $ 194       (65%)

   EARNED PREMIUMS [1]

   Traditional Reinsurance                               (55%)        25%          $ 450     $ 261       (42%)
   Alternative Risk Transfer (ART)                       (48%)        71%             71        35       (51%)
   -----------------------------------------------------------------------------------------------------------
     TOTAL                                               (54%)        30%          $ 521     $ 296       (43%)
--------------------------------------------------------------------------------------------------------------

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                                          THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      PROPERTY & CASUALTY
                                       STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)


                                                3Q                4Q               1Q                2Q              3Q
                                               2002              2002             2003              2003            2003
                                           --------------   ---------------   --------------   ---------------  -------------
WRITTEN PRICE INCREASES
     Business Insurance                              18%               16%              13%               10%             9%
     Personal Lines Automobile                        9%               11%              10%                8%             6%
     Personal Lines Homeowners                       14%               17%              14%               14%            14%

PREMIUM RETENTION
     Business Insurance                              90%               89%              90%               89%            85%
     Personal Lines Automobile                       88%               91%              90%               94%            91%
     Personal Lines Homeowners                      100%              101%             103%              103%           101%

NEW BUSINESS % TO NET WRITTEN PREMIUM
     Business Insurance                              27%               26%              26%               27%            25%
     Personal Lines Automobile                       15%               13%              13%               13%            15%
     Personal Lines Homeowners                       11%               10%               8%               10%            11%


                                          THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      PROPERTY & CASUALTY
                                 STATUTORY SURPLUS TO GAAP STOCKHOLDERS' EQUITY RECONCILIATION



                                                                       JUNE 30, 2003                      DECEMBER 31, 2002
                                                                   ---------------------                ---------------------
Statutory Capital and Surplus                                             $ 4,986                             $ 4,871
GAAP Adjustments
           Investment in subsidiaries/Capital contributions                (1,627)                             (1,543)
           Goodwill                                                           153                                 153
           Non-admitted assets/Statutory reserves                             565                               1,398
           Deferred policy acquisition costs                                  987                                 930
           Unrealized gains on investments, net of impairments              1,002                                 673
           Deferred taxes                                                     236                                (138)
           Benefit reserves                                                  (170)                               (194)
           Consolidation/Corporate eliminations                              (325)                               (785)
           Other, net                                                        (264)                               (395)
-----------------------------------------------------------------------------------------------------------------------------
GAAP Stockholders' Equity                                                 $ 5,543                             $ 4,970
-----------------------------------------------------------------------------------------------------------------------------

                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                               PROPERTY & CASUALTY
                                                OTHER OPERATIONS


                                                          3Q         4Q          1Q         2Q          3Q
                                                         2002       2002        2003       2003        2003
                                                       ---------  ----------  ---------  ----------  ---------
GAAP UNDERWRITING RESULTS
      Written premiums                                      $ 9         $ 9        $ 7         $ 6       $ (2)
      Change in reserve                                     (10)         (2)        (1)          -         (2)
      ---------------------------------------------------------------------------------------------------------
        Earned premiums                                      19          11          8           6          -

      Loss and loss adjustment expenses                      43          34      2,629          16          5
      Underwriting expenses                                  18          12         12           2          7
      ---------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                              $ (42)      $ (35)   $(2,633)      $ (12)     $ (12)
      ---------------------------------------------------------------------------------------------------------

                                                      YEAR OVER                         NINE MONTHS ENDED
                                                        YEAR      SEQUENTIAL               SEPTEMBER 30,
                                                       QUARTER     QUARTER       ------------------------------
                                                       CHANGE      CHANGE          2002       2003     CHANGE
                                                      ----------  ----------     ---------- ---------- --------
GAAP UNDERWRITING RESULTS
      Written premiums                                       NM          NM           $ 48       $ 11     (77%)
      Change in reserve                                     80%           -            (10)        (3)     70%
      ---------------------------------------------------------------------------------------------------------
        Earned premiums                                   (100%)      (100%)            58         14     (76%)

      Loss and loss adjustment expenses                    (88%)       (69%)           137      2,650        NM
      Underwriting expenses                                (61%)         NM             50         21     (58%)
      ---------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                71%           -         $ (129)   $(2,657)       NM
      ---------------------------------------------------------------------------------------------------------

                                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                       PROPERTY & CASUALTY
                                     OTHER OPERATIONS CLAIMS AND CLAIMS ADJUSTMENT EXPENSES



FOR THE THIRD QUARTER ENDED SEPTEMBER 30, 2003             ASBESTOS        ENVIRONMENTAL       ALL OTHER [1]         TOTAL
                                                        ---------------  -------------------  ----------------  ----------------
Beginning liability - net                                      $ 3,639                $ 536           $ 1,242           $ 5,417
Claims and claim adjustment expenses incurred [2]                    2                    3                 3                 8
Claims and claim adjustment expenses paid                           40                   22                50               112
--------------------------------------------------------------------------------------------------------------------------------
ENDING LIABILITY - NET [3] [4] [5]                             $ 3,601                $ 517           $ 1,195           $ 5,313
--------------------------------------------------------------------------------------------------------------------------------



FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
Beginning liability - net                                      $ 1,118                $ 591           $ 1,250           $ 2,959
Claims and claim adjustment expenses incurred                    2,609                    7                42             2,658
Claims and claim adjustment expenses paid                          126                   81                97               304
--------------------------------------------------------------------------------------------------------------------------------
ENDING LIABILITY - NET [3] [4] [5]                             $ 3,601                $ 517           $ 1,195           $ 5,313
--------------------------------------------------------------------------------------------------------------------------------

[1]  Includes unallocated loss adjustment expense reserves.
[2] The asbestos claims and claim adjustment expenses incurred for the third quarter ended September 30, 2003 related to the unwinding of the discount on certain reserves.
[3] Ending liabilities include asbestos and environmental reserves reported in North American Property & Casualty of $13 and $10, respectively, as of September 30, 2003 and of $14 and $10, respectively, as of December 31, 2002.
[4] Gross of reinsurance, asbestos and environmental reserves were $5,768 and $594, respectively, as of September 30, 2003 and $1,994 and $682, respectively, as of December 31, 2002.
[5] As of September 30, 2003, the one year and average three year net paid amounts for asbestos claims are $171 and $119, respectively, resulting in one year and three year net survival ratios of 21.1 and 30.2 years, respectively. Net survival ratio is quotient of the carried reserves dividend by the average annual payment amount and is an indication of the number of years that the carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                        PROPERTY & CASUALTY
                                                SUMMARY OF GROSS ASBESTOS RESERVES


                                                                            FIRST QUARTER ENDED MARCH 31, 2003
                                                               -----------------------------------------------------------------
                                                                                                          % OF
                                                               NUMBER OF      ALL TIME      TOTAL       ASBESTOS      ALL TIME
                                                                ACCOUNTS        PAID       RESERVES     RESERVES      ULTIMATE
                                                               -----------   -----------  -----------   ----------   -----------

Major asbestos defendants
     Structured settlements (includes 2 Wellington accounts)            5        $  203       $  289           5%        $  492
     Wellington (direct only)                                          31           612          316           5%           928
     Other major asbestos defendants                                   29           150          449           8%           599
     No known policies (includes 3 Wellington accounts)                 5             -            -            -             -
Accounts with future exposure > $2.5                                  127           288        1,474          25%         1,762
Accounts with future exposure < $2.5                                  826           292          124           2%           416
Unallocated IBNR                                                        -             -        1,810          30%         1,810
--------------------------------------------------------------------------------------------------------------------------------
     Total direct [3]                                                             1,545        4,462          75%         6,007

Assumed reinsurance                                                                 506          907          15%         1,413
London market                                                                       333          596          10%           929
--------------------------------------------------------------------------------------------------------------------------------
     Subtotal [3]                                                                 2,384        5,965         100%         8,349
First quarter 2003 payments                                                          63          (63)                         -
--------------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS ASBESTOS RESERVES                                                    $2,447       $5,902                     $8,349
--------------------------------------------------------------------------------------------------------------------------------

                                                                                    3 YEAR GROSS
                                                                     3 YEAR TOTAL     SURVIVAL
                                                                     PAID LOSSES     RATIO [1] [2]
                                                                     ------------   --------------
                                                                                     (IN YEARS)
Major asbestos defendants
     Structured settlements (includes 2 Wellington accounts)                $ 86             10.1
     Wellington (direct only)                                                250              3.8
     Other major asbestos defendants                                          41             32.5
     No known policies (includes 3 Wellington accounts)                        -                -
Accounts with future exposure > $2.5                                         104             42.7
Accounts with future exposure < $2.5                                          18             20.3
Unallocated IBNR                                                               -                -
--------------------------------------------------------------------------------------------------
     Total direct [3]                                                        567             23.6

Assumed reinsurance                                                          140             19.4
London market                                                                 75             23.8
--------------------------------------------------------------------------------------------------
     Subtotal [3]                                                          $ 782             22.9
First quarter 2003 payments
--------------------------------------------------------------------------------------------------
TOTAL GROSS ASBESTOS RESERVES
--------------------------------------------------------------------------------------------------

[1] Survival ratio provides an estimate of the number of years that reserves would be available at the current average claim payment rate. This is a gross three year survival ratio calculated by dividing gross reserves by the average three year paid losses. (December 31, 2002 survival ratios adjusted to reflect the March 31, 2003 reserve addition.)
[2] The one year gross paid amount for total asbestos claims is $308 resulting in a one year gross survival ratio of 19.2 years.
[3] Three year total paid losses include payments of $68 on closed claims (not presented by category).


------------------------------------------------------------------------------------------------------------------------

RECONCILIATION OF GROSS ASBESTOS RESERVE FOR CEDED REINSURANCE

     Total gross asbestos reserves                                                                               $5,902
     Original ceded reinsurance                                                                                  (4,155)
                                                                                                             -----------
     ORIGINAL NET                                                                                                 1,747
     Add:  Known settlements, commutations and known insolvencies                                                 1,649
              Provision for future unrecoverable reinsurance                                                        289
                                                                                                             -----------
     TOTAL ENDING NET ASBESTOS RESERVES                                                                          $3,685
------------------------------------------------------------------------------------------------------------------------

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                        PROPERTY & CASUALTY
                                    PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE ("LAE")
                                             DEVELOPMENT - ASBESTOS AND ENVIRONMENTAL



                                                                ASBESTOS                                 ENVIRONMENTAL
                                                  -------------------------------------      -------------------------------------
                                                       PAID               INCURRED                 PAID              INCURRED
FOR THE THIRD QUARTER ENDED SEPTEMBER 30, 2003      LOSS & LAE           LOSS & LAE             LOSS & LAE          LOSS & LAE
                                                  ----------------    -----------------      -----------------   -----------------
Gross
     Direct                                                 $  65              $     3                   $ 25                $  3
     Assumed - Domestic                                         8                    -                      4                   -
     London Market                                              8                    -                      3                   -
----------------------------------------------------------------------------------------------------------------------------------
         Total                                                 81                    3                     32                   3
Ceded                                                         (41)                  (1)                   (10)                  -
----------------------------------------------------------------------------------------------------------------------------------
NET                                                         $  40              $     2                   $ 22                $  3
----------------------------------------------------------------------------------------------------------------------------------



FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
Gross
     Direct                                                 $ 160              $ 3,030                   $ 76                $ 10
     Assumed - Domestic                                        27                  585                     10                  (3)
     London Market                                             17                  363                      9                   -
----------------------------------------------------------------------------------------------------------------------------------
         Total                                                204                3,978                     95                   7
Ceded                                                         (78)              (1,369)                   (14)                  -
----------------------------------------------------------------------------------------------------------------------------------
NET                                                         $ 126              $ 2,609                   $ 81                $  7
----------------------------------------------------------------------------------------------------------------------------------

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                 PROPERTY CASUALTY
                          UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD


                                                               QUARTER ENDED SEPTEMBER 30, 2003
                                               -----------------------------------------------------------------
                                                 BUSINESS        PERSONAL        SPECIALTY
                                                 INSURANCE        LINES         COMMERCIAL        REINSURANCE
                                               --------------  -------------  ----------------  ----------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 7/1/03 - GROSS        $ 5,057        $ 1,721           $ 4,675           $ 1,611
Reinsurance and other recoverables                       400             45             1,690               385
----------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 7/1/03 - NET            4,657          1,676             2,985             1,226

Add:  Provision for unpaid claims and
        claim adjustment expenses                        595            583               366                73

Less:   Payments                                         416            551               236                68
----------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 9/30/03 - NET           4,836          1,708             3,115             1,231
Reinsurance and other recoverables                       429             44             1,800               411
----------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 9/30/03 - GROSS       $ 5,265        $ 1,752           $ 4,915           $ 1,642
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Earned premiums                                        $ 947          $ 805             $ 434              $ 82
GAAP combined ratio                                     96.4           95.1             110.7             111.3
Loss and loss expense paid ratio                        44.1           68.6              54.6              82.1
Loss and loss expense incurred ratio                    63.0           72.5              84.3              87.8
Catastrophe ratio                                        3.2            4.2               2.5               3.0
Prior accident year development (pts.)                     -              -              10.4                 -
Prior accident year development ($)                        -              -              $ 45                 -
----------------------------------------------------------------------------------------------------------------


                                                      QUARTER ENDED SEPTEMBER 30, 2003
                                               ---------------------------------------------
                                                                   OTHER          TOTAL
                                                    NAPC        OPERATIONS         P&C
                                                -------------  -------------- --------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 7/1/03 - GROSS        $13,064         $ 8,004       $ 21,068
Reinsurance and other recoverables                     2,520           2,612          5,132
--------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 7/1/03 - NET           10,544           5,392         15,936

Add:  Provision for unpaid claims and
        claim adjustment expenses                      1,617               5          1,622

Less:   Payments                                       1,271             107          1,378
--------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 9/30/03 - NET          10,890           5,290         16,180
Reinsurance and other recoverables                     2,684           2,580          5,264
--------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 9/30/03 - GROSS      $ 13,574         $ 7,870       $ 21,444
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Earned premiums                                      $ 2,268             $ -        $ 2,268
GAAP combined ratio                                     99.2
Loss and loss expense paid ratio                        56.2
Loss and loss expense incurred ratio                    71.3
Catastrophe ratio                                        3.4
Prior accident year development (pts.)                   2.0
Prior accident year development ($)                     $ 45
--------------------------------------------------------------------------------------------

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                 PROPERTY CASUALTY
                          UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD


                                                            YEAR TO DATE ENDED SEPTEMBER 30, 2003
                                               ----------------------------------------------------------------
                                                 BUSINESS       PERSONAL        SPECIALTY
                                                INSURANCE         LINES         COMMERCIAL       REINSURANCE
                                               -------------  --------------  ---------------  ----------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 1/1/03 - GROSS       $ 4,744         $ 1,692          $ 4,957           $ 1,614
Reinsurance and other recoverables                      366              49            1,998               388
---------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 1/1/03 - NET           4,378           1,643            2,959             1,226

Add:  Provision for unpaid claims and
        claim adjustment expenses                     1,754           1,725              871               324

Less:   Payments                                      1,296           1,660              715               319
---------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 9/30/03 - NET          4,836           1,708            3,115             1,231
Reinsurance and other recoverables                      429              44            1,800               411
---------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 9/30/03 - GROSS      $ 5,265         $ 1,752          $ 4,915           $ 1,642
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Earned premiums                                     $ 2,724         $ 2,362          $ 1,144             $ 296
GAAP combined ratio                                    96.7            95.6            101.5             135.2
Loss and loss expense paid ratio                       47.6            70.2             62.6             107.6
Loss and loss expense incurred ratio                   64.4            73.0             76.1             109.0
Catastrophe ratio                                       3.4             4.6              2.0               2.8
Prior accident year development (pts.) [1]                -               -              3.9              31.7
Prior accident year development ($) [1]                   -               -             $ 45              $ 94
---------------------------------------------------------------------------------------------------------------

                                                    YEAR TO DATE ENDED SEPTEMBER 30, 2003
                                               --------------------------------------------
                                                                  OTHER          TOTAL
                                                   NAPC         OPERATIONS        P&C
                                               --------------  -------------  -------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 1/1/03 - GROSS        $13,007        $ 4,084       $ 17,091
Reinsurance and other recoverables                     2,801          1,149          3,950
-------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 1/1/03 - NET           10,206          2,935         13,141

Add:  Provision for unpaid claims and
        claim adjustment expenses                      4,674          2,650          7,324

Less:   Payments                                       3,990            295          4,285
-------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 9/30/03 - NET          10,890          5,290         16,180
Reinsurance and other recoverables                     2,684          2,580          5,264
-------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 9/30/03 - GROSS      $ 13,574        $ 7,870       $ 21,444
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Earned premiums                                      $ 6,526           $ 14        $ 6,540
GAAP combined ratio                                     98.9
Loss and loss expense paid ratio                        61.2
Loss and loss expense incurred ratio                    71.6
Catastrophe ratio                                        3.6
Prior accident year development (pts.) [1]               2.1
Prior accident year development ($) [1]                $ 139
-------------------------------------------------------------------------------------------

[1] In addition to prior year loss reserve development of $94, Reinsurance had $10 of earned premiums in 2003 that related to exposure periods prior to 2003.

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                        PROPERTY & CASUALTY
                                                 REINSURANCE RECOVERABLE ANALYSIS


                                                                September 30,       December 31,
                                                                    2003                2002
                                                              ------------------   ---------------
GROSS REINSURANCE RECOVERABLES [1]
      Paid Loss and Loss Adjustment Expense                               $ 517             $ 512
      Unpaid Loss and Loss Adjustment Expense                             5,476             3,930
      --------------------------------------------------------------------------------------------
      Subtotal Gross Reinsurance Recoverables                             5,993             4,442

      Less: Allowance for Uncollectable Reinsurance                        (464)             (211)
      --------------------------------------------------------------------------------------------

NET PROPERTY & CASUALTY REINSURANCE RECOVERABLES                        $ 5,529            $4,231


DISTRIBUTION OF NET RECOVERABLE                                                                        % of         % of Rated
                                                                                       Amount          Total        Companies
                                                                                   ----------------------------------------------

Net Property & Casualty Reinsurance Recoverables                                          $ 4,231

      Less: Mandatory (Assigned Risk) Pools                                                  (494)
      --------------------------------------------------------------------------------------------

NET P&C REINSURANCE RECOVERABLE EXCLUDING MANDATORY POOLS                                  $3,737
--------------------------------------------------------------------------------------------------

      Rated A- (Excellent) or better by A.M. Best [2]                                     $ 2,454           65.7%          91.1%
      Other Rated by A.M. Best  [3]                                                           239            6.4%           8.9%
      ---------------------------------------------------------------------------------------------------------------------------
      Total Rated Companies                                                                 2,693           72.1%         100.0%

      Equitas Reinsurance Limited                                                             322            8.6%
      Voluntary Pools                                                                         225            6.0%
      Captives                                                                                 48            1.3%
      Other Not Rated Companies  [3]                                                          449           12.0%
      ------------------------------------------------------------------------------------------------------------
      Total                                                                               $ 3,737          100.0%
------------------------------------------------------------------------------------------------------------------

[1]  Net of commutations, settlements and known insolvencies.
[2]  Based on A.M. Best ratings as of December 31, 2002.
[3]  No single company is greater than 1% of total.

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                       PROPERTY AND CASUALTY
                                                  CONSOLIDATED INCOME STATEMENTS


                                                                           3Q         4Q          1Q         2Q          3Q
                                                                          2002       2002        2003       2003        2003
                                                                        ---------- ----------  ---------  ----------  ---------

Earned premiums                                                           $ 2,107    $ 2,154    $ 2,166     $ 2,106    $ 2,268
Net investment income                                                         262        288        285         291        302
Other revenues                                                                 88         99         95         113        110
Net realized capital gains (losses)                                           (42)        (3)        (5)        207         14
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL REVENUES                                                           2,415      2,538      2,541       2,717      2,694

Benefits, claims and claim adjustment expenses [1]                          1,505      1,555      4,161       1,541      1,622
Amortization of deferred policy acquisition costs                             405        403        401         382        431
Insurance operating costs and expenses                                        232        268        216         230        230
Other expenses [3]                                                            152        147        132         189        143
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL BENEFITS AND EXPENSES                                              2,294      2,373      4,910       2,342      2,426


       Income (loss) before income taxes                                      121        165     (2,369)        375        268

Income tax expense (benefit)                                                   11         24       (856)         98         66
-------------------------------------------------------------------------------------------------------------------------------

       NET INCOME (LOSS) [2]                                                  110        141     (1,513)        277        202

Less:  Net realized capital gains (losses), after-tax                         (29)        (1)        (3)        135          9
-------------------------------------------------------------------------------------------------------------------------------

       OPERATING INCOME (LOSS) [2] [3]                                      $ 139      $ 142    $(1,510)      $ 142      $ 193

   Total Property & Casualty effective tax rate - net income                 7.6%      15.0%         NM       26.3%      24.2%
   Total Property & Casualty effective tax rate - operating income          15.1%      15.1%         NM       15.7%      23.6%
-------------------------------------------------------------------------------------------------------------------------------

                                                                        YEAR OVER                        NINE MONTHS ENDED
                                                                          YEAR      SEQUENTIAL              SEPTEMBER 30,
                                                                         QUARTER     QUARTER       ------------------------------
                                                                         CHANGE      CHANGE          2002       2003     CHANGE
                                                                        ----------  ----------     ---------- ---------- --------

Earned premiums                                                                8%          8%        $ 5,960    $ 6,540      10%
Net investment income                                                         15%          4%            787        878      12%
Other revenues                                                                25%         (3%)           257        318      24%
Net realized capital gains (losses)                                            NM        (93%)           (80)       216      NM
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL REVENUES                                                             12%         (1%)         6,924      7,952      15%

Benefits, claims and claim adjustment expenses [1]                             8%          5%          4,315      7,324      70%
Amortization of deferred policy acquisition costs                              6%         13%          1,210      1,214        -
Insurance operating costs and expenses                                        (1%)         -             611        676      11%
Other expenses [3]                                                            (6%)       (24%)           412        464      13%
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL BENEFITS AND EXPENSES                                                 6%          4%          6,548      9,678      48%


       Income (loss) before income taxes                                     121%        (29%)           376     (1,726)     NM

Income tax expense (benefit)                                                   NM        (33%)            48       (692)     NM
---------------------------------------------------------------------------------------------------------------------------------

       NET INCOME (LOSS) [2]                                                  84%        (27%)           328     (1,034)     NM

Less:  Net realized capital gains (losses), after-tax                          NM        (93%)           (53)       141      NM
---------------------------------------------------------------------------------------------------------------------------------

       OPERATING INCOME (LOSS) [2] [3]                                        39%         36%          $ 381    $(1,175)     NM

   Total Property & Casualty effective tax rate - net income                 16.6          NM          12.4%         NM      NM
   Total Property & Casualty effective tax rate - operating income            8.5          NM          16.4%         NM      NM
---------------------------------------------------------------------------------------------------------------------------------

[1] The quarter ended March 31, 2003 includes the before-tax impact of 2003 asbestos reserve addition of $2,604.
[2] The quarter ended March 31, 2003 includes the after-tax impact of 2003 asbestos reserve addition of $1,701.
[3] The quarter ended June 30, 2003 includes severance costs of $41 before-tax and $27 after-tax.

                                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                  PROPERTY CASUALTY
                                             CONSOLIDATED BALANCE SHEETS


                                                                 3Q           4Q            1Q           2Q
                                                                2002         2002          2003         2003
                                                             -----------   ----------   -----------  -----------
Investments
     Fixed maturities, available for sale, at fair value        $18,899      $19,446       $20,384      $22,820
     Equity securities, available for sale, at fair value           611          459           209          219
     Other investments                                              692          668           636          556
     -----------------------------------------------------------------------------------------------------------
         Total investments                                       20,202       20,573        21,229       23,595

     Cash                                                           219          198           366          239
     Premiums receivable and agents' balances                     2,715        2,403         2,521        2,630
     Reinsurance recoverables                                     4,345        4,231         5,635        5,396
     Deferred policy acquisition costs                              948          930           994          987
     Deferred income tax                                            622          610         1,408        1,107
     Goodwill                                                       154          153           153          153
     Other assets                                                 1,770        2,031         2,167        2,664
     -----------------------------------------------------------------------------------------------------------

         TOTAL ASSETS                                           $30,975      $31,129       $34,473      $36,771
     -----------------------------------------------------------------------------------------------------------

     Future policy benefits, unpaid claims and
         claim adjustment expenses                              $17,067      $17,091       $21,212      $21,068
     Unearned premiums                                            3,925        3,942         4,246        4,410
     Debt                                                         1,164        1,164         1,164        1,164
     Trust preferred securities                                   1,016        1,023         1,024          851
     Other liabilities                                            2,993        2,939         3,383        3,735
     -----------------------------------------------------------------------------------------------------------

         TOTAL LIABILITIES                                       26,165       26,159        31,029       31,228
     -----------------------------------------------------------------------------------------------------------

     Equity, x-AOCI, net of tax                                   4,172        4,262         2,663        4,590
     AOCI, net of tax                                               638          708           781          953
     -----------------------------------------------------------------------------------------------------------

         TOTAL STOCKHOLDERS' EQUITY                               4,810        4,970         3,444        5,543
     -----------------------------------------------------------------------------------------------------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $30,975      $31,129       $34,473      $36,771

----------------------------------------------------------------------------------------------------------------
     Full Year Hartford Fire NAIC RBC                                           390%

                                                                           YEAR OVER
                                                                             YEAR        SEQUENTIAL
                                                                 3Q         QUARTER        QUARTER
                                                                2003        CHANGE         CHANGE
                                                             -----------  ------------  ------------
Investments
     Fixed maturities, available for sale, at fair value        $23,565           25%            3%
     Equity securities, available for sale, at fair value           215          (65%)          (2%)
     Other investments                                              644           (7%)          16%
     -----------------------------------------------------------------------------------------------
         Total investments                                       24,424           21%            4%

     Cash                                                           203           (7%)         (15%)
     Premiums receivable and agents' balances                     2,626           (3%)            -
     Reinsurance recoverables                                     5,529           27%            2%
     Deferred policy acquisition costs                              981            3%           (1%)
     Deferred income tax                                          1,136           83%            3%
     Goodwill                                                       152           (1%)          (1%)
     Other assets                                                 2,050           16%          (23%)
     -----------------------------------------------------------------------------------------------

         TOTAL ASSETS                                           $37,101           20%            1%
     -----------------------------------------------------------------------------------------------

     Future policy benefits, unpaid claims and
         claim adjustment expenses                              $21,444           26%            2%
     Unearned premiums                                            4,504           15%            2%
     Debt                                                         1,484           27%           27%
     Trust preferred securities                                     517          (49%)         (39%)
     Other liabilities                                            3,513           17%           (6%)
     -----------------------------------------------------------------------------------------------

         TOTAL LIABILITIES                                       31,462           20%            1%
     -----------------------------------------------------------------------------------------------

     Equity, x-AOCI, net of tax                                   4,899           17%            7%
     AOCI, net of tax                                               740           16%          (22%)
     -----------------------------------------------------------------------------------------------

         TOTAL STOCKHOLDERS' EQUITY                               5,639           17%            2%
     -----------------------------------------------------------------------------------------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $37,101           20%            1%

----------------------------------------------------------------------------------------------------
     Full Year Hartford Fire NAIC RBC


                                   INVESTMENTS

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                          GENERAL ACCOUNT
                                                  INVESTMENT EARNINGS BEFORE-TAX
                                                           CONSOLIDATED

                                                                  3Q         4Q         1Q        2Q         3Q
                                                                 2002       2002       2003      2003       2003
                                                               ---------  ---------  --------- ---------- ----------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                                         $ 513      $ 532      $ 538      $ 565      $ 580
  Tax-exempt                                                        132        132        133        130        122
---------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                              645        664        671        695        702
Equities                                                              8          9          8          7          7
Mortgage loans                                                        7         10          9          9          9
Real estate                                                           1          -          1          1          -
Policy loans                                                         61         58         58         54         51
Limited partnerships                                                (16)        26         12         11         22
Other                                                                33         37         48         44         44
---------------------------------------------------------------------------------------------------------------------
Subtotal                                                            739        804        807        821        835
Less investment expense                                              10         12         11         11         10
---------------------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME                                       $ 729      $ 792       $796      $ 810      $ 825
---------------------------------------------------------------------------------------------------------------------

Investment yield, pre-tax                                          5.9%       6.1%       6.0%       5.8%       5.6%
Investment yield, after-tax                                        4.1%       4.3%       4.2%       4.0%       3.9%

NET REALIZED CAPITAL GAIN/(LOSS)
Fixed maturities                                                 $ (143)     $ (27)      $ (9)     $ 250        $ -
Equities                                                            (18)       (45)       (49)        (5)         5
Mortgage loans                                                        -          -          -          -          -
Real estate                                                           3         (1)         -          -          -
Other [2]                                                            (2)         6          5         12          7
---------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                           $ (160)     $ (67)      $(53)     $ 257       $ 12
---------------------------------------------------------------------------------------------------------------------

Gross gains on sale [2]                                            $ 92      $ 148      $ 137      $ 303      $ 132
Gross losses on sale                                                (82)       (93)      (107)       (24)       (80)
Impairments                                                        (175)      (126)       (89)       (27)       (29)
Other net gain/(loss) [3] [4]                                         5          4          6          5        (11)
---------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                           $ (160)     $ (67)      $(53)     $ 257       $ 12
---------------------------------------------------------------------------------------------------------------------


                                                                YEAR OVER                             NINE MONTHS ENDED
                                                                  YEAR       SEQUENTIAL                  SEPTEMBER 30,
                                                                 QUARTER       QUARTER         ---------------------------------
                                                                 CHANGE        CHANGE            2002        2003       CHANGE
                                                               ------------  ------------      ---------  ------------  --------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                                              13%            3%        $ 1,455       $ 1,683       16%
  Tax-exempt                                                           (8%)          (6%)           391           385       (2%)
--------------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                  9%            1%          1,846         2,068       12%
Equities                                                              (13%)            -             27            22      (19%)
Mortgage loans                                                         29%             -             21            27       29%
Real estate                                                          (100%)        (100%)             2             2         -
Policy loans                                                          (16%)          (6%)           196           163      (17%)
Limited partnerships                                                    NM          100%              8            45        NM
Other                                                                  33%             -             92           136       48%
--------------------------------------------------------------------------------------------------------------------------------
Subtotal                                                               13%            2%          2,192         2,463       12%
Less investment expense                                                  -            9%             31            32       (3%)
--------------------------------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME                                            13%            2%        $ 2,161       $ 2,431       12%
--------------------------------------------------------------------------------------------------------------------------------

Investment yield, pre-tax                                             (0.3)         (0.2)          5.9%          5.8%      (0.1)
Investment yield, after-tax                                           (0.2)         (0.1)          4.2%          4.1%      (0.1)

NET REALIZED CAPITAL GAIN/(LOSS)
Fixed maturities                                                      100%         (100%)        $ (350)        $ 241        NM
Equities                                                                NM            NM              3           (49)       NM
Mortgage loans                                                           -             -              -             -         -
Real estate                                                          (100%)            -              3             -     (100%)
Other [2]                                                               NM          (42%)            11            24      118%
--------------------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                                  NM          (95%)        $ (333)        $ 216        NM
--------------------------------------------------------------------------------------------------------------------------------

Gross gains on sale [2]                                                43%          (56%)         $ 309         $ 572       85%
Gross losses on sale                                                    2%            NM           (200)         (211)      (6%)
Impairments                                                            83%           (7%)          (453)         (145)      68%
Other net gain/(loss) [3] [4]                                           NM            NM             11             -     (100%)
--------------------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                                  NM          (95%)        $ (333)        $ 216        NM
--------------------------------------------------------------------------------------------------------------------------------

[1]  Includes income on short-term bonds.
[2] Includes a gain of $23 associated with the sale of Trumbull Associates, LLC.
[3] Primarily consists of changes in fair value and hedge ineffectiveness on derivative instruments.
[4] Includes the net GMWB derivative activity, which was a loss of less than $1 for the third quarter and nine months ended September 30, 2003.

                                THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                              GENERAL ACCOUNT
                                      INVESTMENT EARNINGS BEFORE-TAX
                                                   LIFE

                                          3Q           4Q         1Q        2Q        3Q
                                         2002         2002       2003      2003      2003
                                       ----------   ---------  --------- ---------  --------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                  $ 362       $ 370      $ 379     $ 392     $ 396
  Tax-exempt                                  24          25         25        25        24
--------------------------------------------------------------------------------------------
Total fixed maturities                       386         395        404       417       420
Equities                                       4           5          5         5         4
Mortgage loans                                 5           6          5         5         6
Real estate                                    -           -          -         -         -
Policy loans                                  61          58         58        54        51
Limited partnerships                         (11)         14          8         7        11
Other                                         22          26         33        31        31
--------------------------------------------------------------------------------------------
Subtotal                                     467         504        513       519       523
Less investment expense                        5           6          6         6         5
--------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME                $ 462       $ 498       $507      $513      $518
--------------------------------------------------------------------------------------------

Investment yield, pre-tax                   6.0%        6.2%       6.1%      5.9%      5.7%
Investment yield, after-tax                 4.0%        4.1%       4.1%      3.9%      3.8%

NET REALIZED CAPITAL GAIN/(LOSS)
Fixed maturities                           $ (93)      $ (69)     $ (31)     $ 52       $ 3
Equities                                     (17)         (3)       (26)       (3)        5
Mortgage loans                                 -           -          -         -         -
Real estate                                    -           -          -         -         -
Other                                         (8)          8          9         1       (10)
--------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)      (118)      $ (64)     $ (48)      $50      $ (2)
--------------------------------------------------------------------------------------------

Gross gains on sale                         $ 44        $ 57       $ 57      $ 91      $ 61
Gross losses on sale                         (28)        (37)       (47)      (17)      (31)
Impairments                                 (132)        (89)       (67)      (17)      (27)
Other net gain/(loss) [2] [3]                 (2)          5          9        (7)       (5)
--------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)    $ (118)      $ (64)     $ (48)      $50      $ (2)
--------------------------------------------------------------------------------------------

                                        YEAR OVER                              NINE MONTHS ENDED
                                          YEAR        SEQUENTIAL                   SEPTEMBER 30,
                                        QUARTER        QUARTER         ----------------------------------
                                         CHANGE         CHANGE            2002         2003      CHANGE
                                       -----------    -----------      ------------ -----------  --------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                      9%             1%           $ 1,024     $ 1,167       14%
  Tax-exempt                                    -            (4%)               66          74       12%
---------------------------------------------------------------------------------------------------------
Total fixed maturities                         9%             1%             1,090       1,241       14%
Equities                                        -           (20%)               14          14         -
Mortgage loans                                20%            20%                16          16         -
Real estate                                     -              -                 -           -         -
Policy loans                                 (16%)           (6%)              196         163      (17%)
Limited partnerships                           NM            57%                (8)         26        NM
Other                                         41%              -                67          95       42%
---------------------------------------------------------------------------------------------------------
Subtotal                                      12%             1%             1,375       1,555       13%
Less investment expense                         -            17%                15          17      (13%)
---------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME                   12%             1%           $ 1,360      $1,538       13%
---------------------------------------------------------------------------------------------------------

Investment yield, pre-tax                    (0.3)          (0.2)             6.1%        5.9%      (0.2)
Investment yield, after-tax                  (0.2)          (0.1)             4.1%        4.0%      (0.1)

NET REALIZED CAPITAL GAIN/(LOSS)
Fixed maturities                               NM           (94%)           $ (226)       $ 24        NM
Equities                                       NM             NM               (19)        (24)     (26%)
Mortgage loans                                  -              -                 -           -         -
Real estate                                     -              -                 -           -         -
Other                                        (25%)            NM                (8)          -      100%
---------------------------------------------------------------------------------------------------------
                                                                                             -
TOTAL NET REALIZED CAPITAL GAIN/(LOSS)        98%             NM             $(253)        $ -      100%
---------------------------------------------------------------------------------------------------------

Gross gains on sale                           39%           (33%)            $ 118       $ 209       77%
Gross losses on sale                         (11%)          (82%)              (75)        (95)     (27%)
Impairments                                   80%           (59%)             (291)       (111)      62%
Other net gain/(loss) [2] [3]               (150%)           29%                (5)         (3)      40%
---------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)        98%             NM             $(253)        $ -      100%
---------------------------------------------------------------------------------------------------------

[1]  Includes income on short-term bonds.
[2] Primarily consists of changes in fair value and hedge ineffectiveness on derivative instruments.
[3] Includes the net GMWB derivative activity, which was a loss of less than $1 for the third quarter and nine months ended September 30, 2003.

                                      THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                    GENERAL ACCOUNT
                                            INVESTMENT EARNINGS BEFORE-TAX
                                                  PROPERTY & CASUALTY


                                                        3Q        4Q         1Q        2Q         3Q
                                                       2002      2002       2003      2003       2003
                                                     --------- ---------- ---------  --------  ---------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                               $ 150      $ 161     $ 159     $ 171      $ 184
  Tax-exempt                                              108        107       108       105         98
--------------------------------------------------------------------------------------------------------
Total fixed maturities                                    258        268       267       276        282
Equities                                                    4          4         3         2          3
Mortgage loans                                              2          4         4         4          3
Real estate                                                 1          -         1         1          -
Policy loans                                                -          -         -         -          -
Limited partnerships                                       (5)        12         4         4         11
Other                                                       7          6        11         9          8
--------------------------------------------------------------------------------------------------------
Subtotal                                                  267        294       290       296        307
Less investment expense                                     5          6         5         5          5
--------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME                             $ 262      $ 288      $285      $291       $302
--------------------------------------------------------------------------------------------------------

Investment yield, pre-tax                                5.6%       6.1%      5.8%      5.5%       5.4%
Investment yield, after-tax                              4.4%       4.6%      4.5%      4.2%       4.0%

NET REALIZED CAPITAL GAIN/(LOSS)
Fixed maturities                                        $ (50)      $ 42      $ 22     $ 198       $ (3)
Equities                                                   (1)       (42)      (23)       (2)         -
Mortgage loans                                              -          -         -         -          -
Real estate                                                 3         (1)        -         -          -
Other [2]                                                   6         (2)       (4)       11         17
--------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                   $(42)      $ (3)     $ (5)     $207       $ 14
--------------------------------------------------------------------------------------------------------

Gross gains on sale [2]                                  $ 48       $ 91      $ 80     $ 212       $ 71
Gross losses on sale                                      (54)       (56)      (60)       (7)       (49)
Impairments                                               (43)       (37)      (22)      (10)        (2)
Other net gain/(loss) [3]                                   7         (1)       (3)       12         (6)
--------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                   $(42)      $ (3)     $ (5)     $207       $ 14
--------------------------------------------------------------------------------------------------------


                                                      YEAR OVER                            NINE MONTHS ENDED
                                                        YEAR      SEQUENTIAL                  SEPTEMBER 30,
                                                      QUARTER       QUARTER         ---------------------------------
                                                       CHANGE       CHANGE            2002        2003       CHANGE
                                                     -----------  ------------      ----------  ----------  ---------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                                   23%            8%           $ 430       $ 514        20%
  Tax-exempt                                                (9%)          (7%)            325         311        (4%)
---------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                       9%            2%             755         825         9%
Equities                                                   (25%)          50%              13           8       (38%)
Mortgage loans                                              50%          (25%)              5          11       120%
Real estate                                               (100%)        (100%)              2           2          -
Policy loans                                                  -             -               -           -          -
Limited partnerships                                         NM          175%              16          19        19%
Other                                                       14%          (11%)             12          28       133%
---------------------------------------------------------------------------------------------------------------------
Subtotal                                                    15%            4%             803         893        11%
Less investment expense                                       -             -              16          15         6%
---------------------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME                                 15%            4%           $ 787       $ 878        12%
---------------------------------------------------------------------------------------------------------------------

Investment yield, pre-tax                                  (0.2)         (0.1)           5.7%        5.5%       (0.2)
Investment yield, after-tax                                (0.4)         (0.2)           4.5%        4.2%       (0.3)

NET REALIZED CAPITAL GAIN/(LOSS)
Fixed maturities                                            94%            NM          $ (124)      $ 217         NM
Equities                                                   100%          100%              22         (25)        NM
Mortgage loans                                                -             -               -           -          -
Real estate                                               (100%)            -               3           -      (100%)
Other [2]                                                  183%           55%              19          24        26%
---------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                       NM          (93%)          $ (80)      $ 216         NM
---------------------------------------------------------------------------------------------------------------------

Gross gains on sale [2]                                     48%          (67%)          $ 191       $ 363        90%
Gross losses on sale                                         9%            NM            (125)       (116)        7%
Impairments                                                 95%           80%            (162)        (34)       79%
Other net gain/(loss) [3]                                    NM            NM              16           3       (81%)
---------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                       NM          (93%)          $ (80)      $ 216         NM
---------------------------------------------------------------------------------------------------------------------

[1]  Includes income on short-term bonds.
[2] Includes a gain of $23 associated with the sale of Trumbull Associates, LLC.
[3] Primarily consists of changes in fair value and hedge ineffectiveness on derivative instruments.

                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                GENERAL ACCOUNT
                                        INVESTMENT EARNINGS BEFORE-TAX
                                                   CORPORATE

                                            3Q         4Q         1Q        2Q         3Q
                                           2002       2002       2003      2003       2003
                                          --------  ---------- --------- ---------  ---------
NET INVESTMENT INCOME
Fixed maturities [1]
Taxable                                       $ 1         $ 1       $ -       $ 2        $ -
-----------------------------------------------------------------------------------------------

Total fixed maturities                          1           1         -         2          -

Other [2]                                       4           5         4         4          5
-----------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME                   $ 5         $ 6       $ 4       $ 6        $ 5
-----------------------------------------------------------------------------------------------

                                           YEAR OVER                               NINE MONTHS ENDED
                                             YEAR        SEQUENTIAL                   SEPTEMBER 30,
                                            QUARTER        QUARTER         ----------------------------------
                                            CHANGE         CHANGE            2002       2003        CHANGE
                                          ------------   ------------      ---------- ----------  -----------
NET INVESTMENT INCOME
Fixed maturities [1]
Taxable                                         (100%)         (100%)            $ 1        $ 2         100%
-------------------------------------------------------------------------------------------------------------

Total fixed maturities                          (100%)         (100%)              1          2         100%

Other [2]                                         25%            25%              13         13            -
-------------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME                         -           (17%)           $ 14       $ 15           7%
-------------------------------------------------------------------------------------------------------------

[1]  Includes income on short-term bonds.
[2] In connection with the HLI Repurchase, the carrying value of the purchased fixed maturity investments was adjusted to fair market value as of the date of the repurchase. The amortization of the adjustment to the fixed maturity investments' carrying values is reported in Corporate's net investment income.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   COMPOSITION OF INVESTED ASSETS
                                       CONSOLIDATED - GENERAL AND GUARANTEED SEPARATE ACCOUNT

                                                               3Q                          4Q                         1Q
                                                              2002                        2002                       2003
                                                     ------------------------    -----------------------    -----------------------
                                                       AMOUNT      PERCENT         AMOUNT     PERCENT         AMOUNT     PERCENT
                                                     ----------  ------------    ----------  -----------    ----------  -----------

Fixed maturities, at fair value [1]                     $ 59,187       90.2%       $ 59,974       90.9%        $ 63,363      91.9%
Equity securities, at fair value                           1,031        1.6%            962        1.4%             661       1.0%
Policy loans, at outstanding balance                       2,980        4.5%          2,934        4.4%           2,876       4.2%
Real estate/Mortgage loans, at cost                          554        0.8%            578        0.9%             636       0.9%
Limited partnerships, at fair value                        1,195        1.9%            936        1.5%             799       1.2%
Other investments [2]                                        683        1.0%            616        0.9%             577       0.8%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                       $ 65,630      100.0%       $ 66,000      100.0%        $ 68,912     100.0%
-----------------------------------------------------------------------------------------------------------------------------------

Total general account investments                         54,101       82.4%         54,530       82.6%          57,328      83.2%
Total guaranteed separate account investments             11,529       17.6%         11,470       17.4%          11,584      16.8%
-----------------------------------------------------------------------------------------------------------------------------------

HIMCO  managed third party accounts                     $  1,139                   $  1,312                    $  1,521
-----------------------------------------------------------------------------------------------------------------------------------

Asset-backed securities ("ABS")                         $  5,937       10.0%       $  6,091       10.1%        $  5,985       9.4%
Commercial mortgage-backed securities ("CMBS")             7,465       12.6%          7,561       12.6%           8,469      13.4%
Collateralized mortgage obligation ("CMO")                 1,138        1.9%            952        1.6%           1,079       1.7%
Corporate                                                 24,791       41.9%         26,534       44.2%          28,298      44.7%
Government/Government agencies - Foreign                   1,664        2.8%          1,934        3.2%           2,049       3.2%
Government/Government agencies - U.S.                        659        1.1%            817        1.4%             910       1.4%
Mortgage-backed securities ("MBS") - agency                2,825        4.8%          2,818        4.7%           2,426       3.8%
Municipal - taxable                                          167        0.3%            166        0.3%             164       0.3%
Municipal - tax-exempt                                    10,952       18.5%         10,846       18.1%          10,814      17.1%
Redeemable preferred stock                                   103        0.2%            102        0.2%             103       0.2%
Short-term [1]                                             3,486        5.9%          2,153        3.6%           3,066       4.8%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                  $ 59,187      100.0%       $ 59,974      100.0%        $ 63,363     100.0%
-----------------------------------------------------------------------------------------------------------------------------------

Total general account fixed maturities                    48,085       81.2%         48,889       81.5%          52,126      82.3%
Total guaranteed separate account fixed maturities        11,102       18.8%         11,085       18.5%          11,237      17.7%
-----------------------------------------------------------------------------------------------------------------------------------

AAA                                                     $ 13,962       23.6%       $ 14,358       24.0%        $ 14,999      23.7%
AA                                                         7,628       12.9%          7,784       13.0%           7,778      12.3%
A                                                         15,519       26.2%         16,034       26.7%          16,690      26.3%
BBB                                                       11,493       19.4%         12,121       20.2%          13,306      21.0%
Government                                                 4,398        7.4%          4,397        7.3%           4,260       6.7%
BB & below                                                 2,701        4.6%          3,127        5.2%           3,264       5.2%
Short-term [1]                                             3,486        5.9%          2,153        3.6%           3,066       4.8%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                  $ 59,187      100.0%       $ 59,974      100.0%        $ 63,363     100.0%
-----------------------------------------------------------------------------------------------------------------------------------


                                                               2Q                         3Q
                                                              2003                       2003
                                                     ------------------------   ------------------------
                                                       AMOUNT    PERCENT          AMOUNT      PERCENT
                                                     ----------  ------------   ----------  ------------

Fixed maturities, at fair value [1]                     $ 68,676       92.8%       $ 70,587       93.5%
Equity securities, at fair value                             712        0.9%            677        0.9%
Policy loans, at outstanding balance                       2,889        3.9%          2,533        3.4%
Real estate/Mortgage loans, at cost                          732        1.0%            797        1.1%
Limited partnerships, at fair value                          482        0.7%            444        0.5%
Other investments [2]                                        545        0.7%            465        0.6%
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                       $ 74,036      100.0%       $ 75,503      100.0%
--------------------------------------------------------------------------------------------------------

Total general account investments                         62,190       84.0%         63,620       84.3%
Total guaranteed separate account investments             11,846       16.0%         11,883       15.7%
--------------------------------------------------------------------------------------------------------

HIMCO  managed third party accounts                     $  1,774                   $  1,850
--------------------------------------------------------------------------------------------------------

Asset-backed securities ("ABS")                         $  6,266        9.1%       $  6,546        9.3%
Commercial mortgage-backed securities ("CMBS")             9,774       14.2%         10,017       14.2%
Collateralized mortgage obligation ("CMO")                 1,091        1.6%          1,047        1.5%
Corporate                                                 30,844       44.9%         31,508       44.6%
Government/Government agencies - Foreign                   2,174        3.2%          1,530        2.2%
Government/Government agencies - U.S.                      1,433        2.1%          1,072        1.5%
Mortgage-backed securities ("MBS") - agency                2,198        3.2%          3,078        4.4%
Municipal - taxable                                          414        0.6%            458        0.6%
Municipal - tax-exempt                                    10,592       15.4%         10,191       14.4%
Redeemable preferred stock                                   103        0.1%             81        0.1%
Short-term [1]                                             3,787        5.6%          5,059        7.2%
--------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                  $ 68,676      100.0%       $ 70,587      100.0%
--------------------------------------------------------------------------------------------------------

Total general account fixed maturities                    57,137       83.2%         58,909       83.5%
Total guaranteed separate account fixed maturities        11,539       16.8%         11,678       16.5%
--------------------------------------------------------------------------------------------------------

AAA                                                     $ 16,140       23.6%       $ 15,490       21.9%
AA                                                         7,710       11.2%          7,583       10.7%
A                                                         17,877       26.0%         18,200       25.8%
BBB                                                       14,991       21.8%         15,536       22.0%
Government                                                 4,614        6.7%          5,146        7.3%
BB & below                                                 3,557        5.2%          3,573        5.1%
Short-term [1]                                             3,787        5.5%          5,059        7.2%
--------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                  $ 68,676      100.0%       $ 70,587      100.0%
--------------------------------------------------------------------------------------------------------

[1] September 30, 2002 includes $647 reflected in Corporate. December 31, 2002 and March 31, 2003 include $66 reflected in Corporate. June 30, 2003 includes $257 reflected in Corporate. September 30, 2003 includes $107 reflected in Corporate.
[2]  September 30, 2003 includes $4 reflected in Corporate.

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                  COMPOSITION OF INVESTED ASSETS
                                          LIFE - GENERAL AND GUARANTEED SEPARATE ACCOUNT

                                                              3Q                        4Q                         1Q
                                                             2002                      2002                       2003
                                                   ------------------------- -------------------------- -------------------------
                                                      AMOUNT      PERCENT       AMOUNT      PERCENT        AMOUNT      PERCENT
                                                   ------------  ----------- ------------  ------------ ------------  -----------
Fixed maturities, at fair value                        $ 39,641       88.5%      $ 40,462        89.2%      $ 42,913       90.1%
Equity securities, at fair value                            420        0.9%           503         1.1%           452        1.0%
Policy loans, at outstanding balance                      2,980        6.7%         2,934         6.5%         2,876        6.0%
Real estate/Mortgage loans, at cost                         441        1.0%           447         1.0%           486        1.0%
Limited partnerships, at fair value                         785        1.8%           574         1.3%           481        1.0%
Other investments                                           514        1.1%           441         0.9%           409        0.9%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                      $ 44,781      100.0%      $ 45,361       100.0%      $ 47,617      100.0%
---------------------------------------------------------------------------------------------------------------------------------

Total general account investments                        33,252       74.3%        33,891        74.7%        36,033       75.7%
Total guaranteed separate account investments            11,529       25.7%        11,470        25.3%        11,584       24.3%
---------------------------------------------------------------------------------------------------------------------------------

ABS                                                    $  5,200       13.1%      $  5,360        13.3%      $  5,297       12.3%
CMBS                                                      5,828       14.7%         5,988        14.8%         6,923       16.1%
CMO                                                       1,040        2.6%           903         2.2%         1,024        2.4%
Corporate                                                19,978       50.4%        21,075        52.1%        22,452       52.3%
Government/Government agencies - Foreign                    830        2.1%           846         2.1%           881        2.0%
Government/Government agencies - U.S.                       593        1.5%           693         1.7%           733        1.7%
MBS - agency                                              2,236        5.6%         2,296         5.7%         1,955        4.6%
Municipal - taxable                                         115        0.3%           114         0.3%           110        0.3%
Municipal - tax-exempt                                    2,021        5.1%         2,000         4.9%         2,004        4.7%
Redeemable preferred stock                                   34        0.1%            34         0.1%            34        0.1%
Short-term                                                1,766        4.5%         1,153         2.8%         1,500        3.5%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                 $ 39,641      100.0%      $ 40,462       100.0%      $ 42,913      100.0%
---------------------------------------------------------------------------------------------------------------------------------

Total general account fixed maturities                   28,539       72.0%        29,377        72.6%        31,676       73.8%
Total guaranteed separate account fixed maturities       11,102       28.0%        11,085        27.4%        11,237       26.2%
---------------------------------------------------------------------------------------------------------------------------------

AAA                                                    $  6,736       17.0%      $  6,960        17.2%      $  7,475       17.4%
AA                                                        4,196       10.6%         4,396        10.9%         4,487       10.5%
A                                                        12,262       30.9%        12,467        30.8%        13,069       30.5%
BBB                                                       9,205       23.2%         9,665        23.9%        10,608       24.7%
Government                                                3,685        9.3%         3,737         9.2%         3,582        8.3%
BB & below                                                1,791        4.5%         2,084         5.2%         2,192        5.1%
Short-term                                                1,766        4.5%         1,153         2.8%         1,500        3.5%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                 $ 39,641      100.0%      $ 40,462       100.0%      $ 42,913      100.0%
---------------------------------------------------------------------------------------------------------------------------------



                                                              2Q                          3Q
                                                             2003                        2003
                                                   --------------------------  --------------------------
                                                      AMOUNT      PERCENT         AMOUNT      PERCENT
                                                   ------------  ------------  ------------- ------------
Fixed maturities, at fair value                        $ 45,599        90.8%       $ 46,915        92.0%
Equity securities, at fair value                            493         1.0%            462         0.9%
Policy loans, at outstanding balance                      2,889         5.8%          2,533         5.0%
Real estate/Mortgage loans, at cost                         555         1.1%            544         1.1%
Limited partnerships, at fair value                         279         0.6%            251         0.5%
Other investments                                           369         0.7%            263         0.5%
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                      $ 50,184       100.0%       $ 50,968       100.0%
---------------------------------------------------------------------------------------------------------

Total general account investments                        38,338        76.4%         39,085        76.7%
Total guaranteed separate account investments            11,846        23.6%         11,883        23.3%
---------------------------------------------------------------------------------------------------------

ABS                                                     $ 5,471        12.0%        $ 5,411        11.5%
CMBS                                                      7,553        16.6%          7,704        16.4%
CMO                                                       1,057         2.3%            998         2.1%
Corporate                                                23,788        52.1%         23,790        50.8%
Government/Government agencies - Foreign                    952         2.1%            657         1.4%
Government/Government agencies - U.S.                       728         1.6%            943         2.0%
MBS - agency                                              1,686         3.7%          2,080         4.4%
Municipal - taxable                                         244         0.5%            270         0.6%
Municipal - tax-exempt                                    2,051         4.5%          2,027         4.3%
Redeemable preferred stock                                   34         0.1%             33         0.1%
Short-term                                                2,035         4.5%          3,002         6.4%
---------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                 $ 45,599       100.0%       $ 46,915       100.0%
---------------------------------------------------------------------------------------------------------

Total general account fixed maturities                   34,060        74.7%         35,237        75.1%
Total guaranteed separate account fixed maturities       11,539        25.3%         11,678        24.9%
---------------------------------------------------------------------------------------------------------

AAA                                                     $ 7,968        17.5%        $ 7,783        16.6%
AA                                                        4,341         9.5%          4,323         9.2%
A                                                        13,693        30.0%         13,630        29.1%
BBB                                                      11,841        26.0%         11,889        25.3%
Government                                                3,376         7.4%          3,975         8.5%
BB & below                                                2,345         5.1%          2,313         4.9%
Short-term                                                2,035         4.5%          3,002         6.4%
---------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                 $ 45,599       100.0%       $ 46,915       100.0%
---------------------------------------------------------------------------------------------------------

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                             COMPOSITION OF INVESTED ASSETS
                                          PROPERTY & CASUALTY - GENERAL ACCOUNT

                                                   3Q                         4Q                          1Q
                                                  2002                       2002                        2003
                                        -----------------------   -------------------------   ------------------------
                                          AMOUNT       PERCENT         AMOUNT      PERCENT         AMOUNT      PERCENT
                                        ------------  ---------   --------------  ---------   -------------  ---------

Fixed maturities, at fair value            $ 18,899      93.5%         $ 19,446      94.5%         $ 20,384     96.0%
Equity securities, at fair value                611       3.0%              459       2.2%              209      1.0%
Policy loans, at outstanding balance              -          -                -          -                -         -
Real estate/Mortgage loans, at cost             113       0.6%              131       0.7%              150      0.7%
Limited partnerships, at fair value             410       2.1%              362       1.8%              318      1.5%
Other investments                               169       0.8%              175       0.8%              168      0.8%
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                          $ 20,202     100.0%         $ 20,573     100.0%         $ 21,229    100.0%
----------------------------------------------------------------------------------------------------------------------

ABS                                        $    737       3.9%         $    731       3.8%         $    688      3.4%
CMBS                                          1,637       8.7%            1,573       8.1%            1,546      7.6%
CMO                                              98       0.5%               49       0.3%               55      0.3%
Corporate                                     4,813      25.5%            5,459      28.0%            5,846     28.6%
Government/Government agencies - Foreign        834       4.4%            1,088       5.6%            1,168      5.7%
Government/Government agencies - U.S.            66       0.3%              124       0.6%              177      0.9%
MBS - agency                                    589       3.1%              522       2.7%              471      2.3%
Municipal - taxable                              52       0.3%               52       0.3%               54      0.3%
Municipal - tax-exempt                        8,931      47.2%            8,846      45.5%            8,810     43.2%
Redeemable preferred stock                       69       0.4%               68       0.3%               69      0.3%
Short-term                                    1,073       5.7%              934       4.8%            1,500      7.4%
----------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                     $ 18,899     100.0%         $ 19,446     100.0%         $ 20,384    100.0%
----------------------------------------------------------------------------------------------------------------------

AAA                                        $  7,226      38.2%         $  7,398      38.1%         $  7,524     36.9%
AA                                            3,432      18.2%            3,388      17.4%            3,291     16.1%
A                                             3,257      17.2%            3,567      18.3%            3,621     17.8%
BBB                                           2,288      12.1%            2,456      12.6%            2,698     13.2%
Government                                      713       3.8%              660       3.4%              678      3.3%
BB & below                                      910       4.8%            1,043       5.4%            1,072      5.3%
Short-term                                    1,073       5.7%              934       4.8%            1,500      7.4%
----------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                     $ 18,899     100.0%         $ 19,446     100.0%         $ 20,384    100.0%
----------------------------------------------------------------------------------------------------------------------

                                                    2Q                        3Q
                                                   2003                      2003
                                        ------------------------  ------------------------
                                             AMOUNT     PERCENT        AMOUNT     PERCENT
                                        -------------  ---------  -------------  ---------

Fixed maturities, at fair value             $ 22,820      96.7%       $ 23,565      96.5%
Equity securities, at fair value                 219       0.9%            215       0.9%
Policy loans, at outstanding balance               -          -              -          -
Real estate/Mortgage loans, at cost              177       0.8%            253       1.0%
Limited partnerships, at fair value              203       0.9%            193       0.8%
Other investments                                176       0.7%            198       0.8%
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                            $23,595     100.0%        $24,424     100.0%
------------------------------------------------------------------------------------------

ABS                                            $ 795       3.5%        $ 1,135       4.8%
CMBS                                           2,221       9.7%          2,313       9.8%
CMO                                               34       0.1%             49       0.2%
Corporate                                      7,056      31.0%          7,718      32.9%
Government/Government agencies - Foreign       1,222       5.4%            873       3.7%
Government/Government agencies - U.S.            705       3.1%            129       0.5%
MBS - agency                                     512       2.2%            998       4.2%
Municipal - taxable                              170       0.7%            188       0.8%
Municipal - tax-exempt                         8,541      37.4%          8,164      34.6%
Redeemable preferred stock                        69       0.3%             48       0.2%
Short-term                                     1,495       6.6%          1,950       8.3%
------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                       $22,820     100.0%        $23,565     100.0%
------------------------------------------------------------------------------------------

AAA                                          $ 8,172      35.8%        $ 7,707      32.7%
AA                                             3,369      14.8%          3,260      13.8%
A                                              4,184      18.3%          4,570      19.4%
BBB                                            3,150      13.8%          3,647      15.5%
Government                                     1,238       5.4%          1,171       5.0%
BB & below                                     1,212       5.3%          1,260       5.3%
Short-term                                     1,495       6.6%          1,950       8.3%
------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                       $22,820     100.0%        $23,565     100.0%
------------------------------------------------------------------------------------------

                          THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                     UNREALIZED LOSS AGING
                  CONSOLIDATED - GENERAL AND GUARANTEED SEPARATE ACCOUNT [1]


                                                             SEPTEMBER 30, 2003
                                             -----------------------------------------------
                                                AMORTIZED                      UNREALIZED
                                                  COST         FAIR VALUE         LOSS
                                             ---------------  --------------  --------------
TOTAL SECURITIES

Three months or less                                $ 5,806         $ 5,670          $ (136)
Greater than three months to six months                 597             572             (25)
Greater than six months to nine months                  312             299             (13)
Greater than nine months to twelve months               387             357             (30)
Greater than twelve months                            2,037           1,849            (188)
--------------------------------------------------------------------------------------------
TOTAL                                               $ 9,139         $ 8,747          $ (392)
--------------------------------------------------------------------------------------------



BIG [2] AND EQUITY SECURITIES

Three months or less                                  $ 401           $ 386           $ (15)
Greater than three months to six months                 144             133             (11)
Greater than six months to nine months                   77              73              (4)
Greater than nine months to twelve months                86              76             (10)
Greater than twelve months                              460             383             (77)
--------------------------------------------------------------------------------------------
TOTAL                                               $ 1,168         $ 1,051          $ (117)
--------------------------------------------------------------------------------------------


                                                             DECEMBER 31, 2002
                                             -----------------------------------------------
                                               AMORTIZED                        UNREALIZED
                                                  COST         FAIR VALUE          LOSS
                                             ---------------  --------------  --------------
TOTAL SECURITIES

Three months or less                                $ 2,042         $ 1,949           $ (93)
Greater than three months to six months               1,542           1,463             (79)
Greater than six months to nine months                  703             611             (92)
Greater than nine months to twelve months             1,820           1,719            (101)
Greater than twelve months                            2,351           2,103            (248)
--------------------------------------------------------------------------------------------
TOTAL                                               $ 8,458         $ 7,845          $ (613)
--------------------------------------------------------------------------------------------



BIG [2] AND EQUITY SECURITIES

Three months or less                                  $ 274           $ 229           $ (45)
Greater than three months to six months                 308             267             (41)
Greater than six months to nine months                  266             213             (53)
Greater than nine months to twelve months               576             515             (61)
Greater than twelve months                              610             517             (93)
--------------------------------------------------------------------------------------------
TOTAL                                               $ 2,034         $ 1,741          $ (293)
--------------------------------------------------------------------------------------------

[1] As of September 30, 2003, fixed maturities represented $382, or 97%, of the Company's total unrealized loss. There were no fixed maturities as of September 30, 2003 with a fair value less than 80% of the security's amortized cost basis for six continuous months other than certain asset-backed and commercial mortgage-backed securities. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of September 30, 2003 and December 31, 2002, for which management's best estimate of future cash flows adversely changed during the reporting period. For a detailed discussion of the other than temporary impairment criteria see "Valuation of Investments and Derivative Instruments" included in the Critical Accounting Estimates section of the Management's Discussion & Analysis and in Note 1(g) of Notes to Consolidated Financial Statements, both of which are included in The Hartford's 2002 Form 10-K Annual Report.
[2]  Represents below investment grade ("BIG") securities.

                               THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                          UNREALIZED LOSS AGING
                             LIFE - GENERAL AND GUARANTEED SEPARATE ACCOUNT




                                                                     SEPTEMBER 30, 2003
                                                   ----------------------------------------------------
                                                      AMORTIZED                           UNREALIZED
                                                         COST           FAIR VALUE           LOSS
                                                   ----------------  ----------------  ----------------
TOTAL SECURITIES

Three months or less                                       $ 2,956           $ 2,890             $ (66)
Greater than three months to six months                        398               381               (17)
Greater than six months to nine months                         263               253               (10)
Greater than nine months to twelve months                      335               309               (26)
Greater than twelve months                                   1,816             1,655              (161)
-------------------------------------------------------------------------------------------------------
TOTAL                                                      $ 5,768           $ 5,488            $ (280)
-------------------------------------------------------------------------------------------------------



BIG AND EQUITY SECURITIES

Three months or less                                         $ 245             $ 234             $ (11)
Greater than three months to six months                         82                75                (7)
Greater than six months to nine months                          58                56                (2)
Greater than nine months to twelve months                       65                56                (9)
Greater than twelve months                                     391               324               (67)
-------------------------------------------------------------------------------------------------------
TOTAL                                                        $ 841             $ 745             $ (96)
-------------------------------------------------------------------------------------------------------


                                                                      DECEMBER 31, 2002
                                                   ----------------------------------------------------
                                                      AMORTIZED                            UNREALIZED
                                                         COST           FAIR VALUE            LOSS
                                                   ----------------  ----------------  ----------------
TOTAL SECURITIES

Three months or less                                       $ 1,532           $ 1,459             $ (73)
Greater than three months to six months                      1,294             1,239               (55)
Greater than six months to nine months                         568               508               (60)
Greater than nine months to twelve months                    1,334             1,264               (70)
Greater than twelve months                                   2,135             1,927              (208)
-------------------------------------------------------------------------------------------------------
TOTAL                                                      $ 6,863           $ 6,397            $ (466)
-------------------------------------------------------------------------------------------------------



BIG AND EQUITY SECURITIES

Three months or less                                         $ 162             $ 130             $ (32)
Greater than three months to six months                        208               185               (23)
Greater than six months to nine months                         175               145               (30)
Greater than nine months to twelve months                      330               293               (37)
Greater than twelve months                                     501               431               (70)
-------------------------------------------------------------------------------------------------------
TOTAL                                                      $ 1,376           $ 1,184            $ (192)
-------------------------------------------------------------------------------------------------------

                               THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                          UNREALIZED LOSS AGING
                                  PROPERTY & CASUALTY - GENERAL ACCOUNT


                                                                    SEPTEMBER 30, 2003
                                                   ----------------------------------------------------
                                                      AMORTIZED                           UNREALIZED
                                                         COST           FAIR VALUE           LOSS
                                                   ----------------  ----------------  ----------------
TOTAL SECURITIES

Three months or less                                       $ 2,850           $ 2,780             $ (70)
Greater than three months to six months                        199               191                (8)
Greater than six months to nine months                          49                46                (3)
Greater than nine months to twelve months                       52                48                (4)
Greater than twelve months                                     221               194               (27)
-------------------------------------------------------------------------------------------------------
TOTAL                                                      $ 3,371           $ 3,259            $ (112)
-------------------------------------------------------------------------------------------------------



BIG AND EQUITY SECURITIES

Three months or less                                         $ 156             $ 152              $ (4)
Greater than three months to six months                         62                58                (4)
Greater than six months to nine months                          19                17                (2)
Greater than nine months to twelve months                       21                20                (1)
Greater than twelve months                                      69                59               (10)
-------------------------------------------------------------------------------------------------------
TOTAL                                                        $ 327             $ 306             $ (21)
-------------------------------------------------------------------------------------------------------

                                                                    DECEMBER 31, 2002
                                                   ----------------------------------------------------
                                                       AMORTIZED                          UNREALIZED
                                                         COST          FAIR VALUE            LOSS
                                                   ----------------  ----------------  ----------------
TOTAL SECURITIES

Three months or less                                         $ 510             $ 490             $ (20)
Greater than three months to six months                        248               224               (24)
Greater than six months to nine months                         135               103               (32)
Greater than nine months to twelve months                      486               455               (31)
Greater than twelve months                                     216               176               (40)
-------------------------------------------------------------------------------------------------------
TOTAL                                                      $ 1,595           $ 1,448            $ (147)
-------------------------------------------------------------------------------------------------------



BIG AND EQUITY SECURITIES

Three months or less                                         $ 112              $ 99             $ (13)
Greater than three months to six months                        100                82               (18)
Greater than six months to nine months                          91                68               (23)
Greater than nine months to twelve months                      246               222               (24)
Greater than twelve months                                     109                86               (23)
-------------------------------------------------------------------------------------------------------
TOTAL                                                        $ 658             $ 557            $ (101)
-------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                     GENERAL AND GUARANTEED SEPARATE ACCOUNT
                            INVESTED ASSET EXPOSURES
                            AS OF SEPTEMBER 30, 2003


TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR

                                          LIFE
                                  ---------------------
                                             PERCENT OF
                                               TOTAL
                                              INVESTED
                                   FAIR VALUE  ASSETS
                                  ---------------------

Financial services                   $ 5,589     11.0%
Technology and communications          3,802      7.3%
Basic industry                         2,886      5.7%
Consumer non cyclical                  3,025      5.9%
Consumer cyclical                      2,229      4.4%
Utilities                              2,064      4.1%
Energy                                 1,581      3.1%
Capital goods                          1,410      2.8%
Transportation                           653      1.3%
Other                                    551      1.1%
-------------------------------------------------------

TOTAL                                $23,790     46.7%
-------------------------------------------------------


                                           P&C
                                  --------------------
                                             PERCENT OF
                                               TOTAL
                                              INVESTED
                                   FAIR VALUE  ASSETS
                                  ---------------------

Financial services                  $ 2,069      8.5%
Technology and communications         1,293      5.3%
Basic industry                          896      3.7%
Consumer non cyclical                   756      3.1%
Consumer cyclical                       715      2.9%
Utilities                               831      3.4%
Energy                                  508      2.1%
Capital goods                           407      1.7%
Transportation                          140      0.5%
Other                                   103      0.4%
------------------------------------------------------

TOTAL                               $ 7,718     31.6%
------------------------------------------------------


                                       CONSOLIDATED
                                  ---------------------
                                             PERCENT OF
                                               TOTAL
                                              INVESTED
                                   FAIR VALUE  ASSETS
                                  ---------------------

Financial services                  $ 7,658     10.1%
Technology and communications         5,095      6.7%
Basic industry                        3,782      5.0%
Consumer non cyclical                 3,781      5.0%
Consumer cyclical                     2,944      3.9%
Utilities                             2,895      3.8%
Energy                                2,089      2.8%
Capital goods                         1,817      2.4%
Transportation                          793      1.1%
Other                                   654      0.9%
------------------------------------------------------

TOTAL                               $31,508     41.7%
------------------------------------------------------


TOP TEN EXPOSURES BY ISSUER [1]
                                            LIFE
                                  ---------------------
                                             PERCENT OF
                                               TOTAL
                                              INVESTED
                                   FAIR VALUE  ASSETS
                                  ---------------------

Capital One Master Trust                $ 209     0.5%
British Telecommunications PLC            185     0.4%
American Express Credit Acct Master Trust 184     0.4%
Citibank Credit Card Issuance Trust       184     0.4%
DaimlerChrysler AG                        179     0.4%
Ford Motor Company                        178     0.3%
Citigroup Incorporated                    178     0.3%
General Motors Corporation                175     0.3%
Credit Suisse Group                       170     0.3%
Comcast Corporation                       169     0.3%
-------------------------------------------------------

TOTAL                                 $ 1,811     3.6%
-------------------------------------------------------

                                           P&C
                                  ---------------------
                                             PERCENT OF
                                               TOTAL
                                              INVESTED
                                   FAIR VALUE  ASSETS
                                  ---------------------

State of California                    $ 239      0.9%
State of Illinois                        204      0.8%
State of Massachusetts                   165      0.7%
New York City, NY                        161      0.7%
JP Morgan Chase & Company                153      0.6%
UBS AG                                   140      0.6%
New Jersey Transportation Trust Fund, NJ 129      0.5%
State of New York                        116      0.5%
Chicago, IL                              113      0.5%
Barclays Bank PLC                        104      0.4%
-------------------------------------------------------

 TOTAL                               $ 1,524      6.2%
-------------------------------------------------------


                                       CONSOLIDATED
                                  ---------------------
                                             PERCENT OF
                                               TOTAL
                                              INVESTED
                                   FAIR VALUE  ASSETS
                                  ---------------------

State of California                   $ 342       0.5%
State of Illinois                       273       0.4%
General Motors Corporation              269       0.4%
JP Morgan Chase & Company               261       0.3%
Ford Motor Company                      252       0.3%
Citigroup Incorporated                  248       0.3%
Capital One Master Trust                244       0.3%
UBS AG                                  234       0.3%
Comcast Corporation                     233       0.3%
DaimlerChrysler AG                      230       0.3%
-------------------------------------------------------

TOTAL                               $ 2,586       3.4%
-------------------------------------------------------


[1] Excludes U.S. government and government agency backed securities.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                             INDEX OF SELECTED ITEMS



TOPIC                                                      PAGE(S)
---------------------------------------------------------- --------------

A&E Gross and Net Paid and Incurred Losses                 PC-18
Acc. Other Comprehensive Income, Net of Tax Detail         C-7
Adjusted Statutory Surplus - Hartford Fire Pool            PC-1
Aging of Unrealized Losses                                 I-8-10
Allowance for Uncollectible Insurance - P&C                PC-21
Assets Under Management - Consolidated, Life               C-1, L-1, 3, 11
Book Value                                                 C-1
Catastrophe Ratio                                          PC-1
Claims and Claim Adjustment Expenses Incurred - A&E        PC-18
Claims and Claim Adjustment Expenses Paid - A&E            PC-18
Combined Ratio - GAAP - All P&C Segments                   PC-3-5, 7, 9, 11
DAC Capitalization and Amortization - Life                 L-1, L-5
Debt Ratios                                                C-1, C-6
Effective Tax Rates - Life, P&C                            L-2, PC-2, 22
Embedded Value of Variable Annuity In-Force                L-14
Fixed Maturity Ratings Categories                          I-5-7
Gross Loss & LAE Reserves - P&C                            PC-19-20
Gross Realized Gains/Losses on Sales                       I-1-3
Impairments                                                I-1-3
Investment Yields                                          C-1, I-1-3
Issuer Exposures                                           I-11
Japan Sales and Account Values                             L-3
Life Insurance in Force                                    L-16
Loss and Loss Expense Incurred Ratio                       PC-3-5, 7, 9, 11
Loss and Loss Expense Paid Ratio                           PC-19-20




TOPIC                                                      PAGE(S)
---------------------------------------------------------- ---------------

Loss Ratio - Group Benefits                                L-19
Maximum Anniversary Value                                  L-14
Minimum Pension Liability                                  C-7
Net Amount at Risk - GMDB                                  L-14
Net Loss & LAE Reserves - P&C                              PC-19-20
New Business Percentage to Net Written Premium             PC-13
Premium Retention - P&C                                    PC-13
Premium to Adjusted Surplus Ratio - Hartford Fire Pool     PC-1
Prior Accident Year Development                            PC-19-20
Ratchet - GMDB                                             L-14
Ratings Information - HIG                                  INSIDE COVER
RBC - (NAIC - Life, P&C)                                   L-4, PC-23
Reinsurance Recoverables Exposure By Category - Life, P&C  L-6, PC-21
Reset - GMDB                                               L-14
Return of Premium/Other - GMDB                             L-14
Return on Equity - Consolidated, Life, P&C                 C-1, L-1, PC-1
Sales - Life                                               L-10, 16, 19
Sector Exposures                                           I-11
Statutory Income and Surplus - Life, P&C                   L-1, PC-1
Statutory Reserve Credit and Amounts Recoverable - Life    L-6
Statutory to GAAP Adjustments - Life, P&C                  L-7, PC-14
Surrenders - Life Account Values                           L-12-13, 17
Survival Ratio                                             PC-17
Weighted Average Shares                                    C-1
Written P&C Pricing                                        PC-13